THE MARSHALL FAMILY OF FUNDS

SEMI-ANNUAL REPORT DATED FEBRUARY 28, 1998

Marshall Equity Income Fund Marshall Large-Cap Growth & Income Fund Marshall Mid-Cap Value Fund Marshall Mid-Cap Growth Fund Marshall International Stock Fund Marshall Small-Cap Growth Fund Marshall Short-Term Income Fund Marshall Intermediate Bond Fund Marshall Government Income Fund Marshall Intermediate Tax-Free Fund Marshall Money Market Fund

MARSHALL FUNDS(R)
SMART FUNDS. SMART PEOPLE.SM

                                                 TABLE OF CONTENTS

  FUND PERFORMANCE.........................................................   1
  COMMENTARIES
    Marshall Equity Income Fund............................................   2
    Marshall Large-Cap Growth & Income Fund (formerly, Marshall Stock
     Fund).................................................................   4
    Marshall Mid-Cap Value Fund (formerly, Marshall Value Equity Fund).....   6
    Marshall Mid-Cap Growth Fund (formerly, Marshall Mid-Cap Stock Fund)...   8
    Marshall International Stock Fund......................................  10
    Marshall Small-Cap Growth Fund (formerly, Marshall Small-Cap Stock
     Fund).................................................................  12
    Marshall Short-Term Income Fund........................................  14
    Marshall Intermediate Bond Fund........................................  16
    Marshall Government Income Fund........................................  18
    Marshall Intermediate Tax-Free Fund....................................  20
    Marshall Money Market Fund.............................................  22
  FINANCIAL INFORMATION
    Portfolio of Investments...............................................  23
      Marshall Equity Income Fund..........................................  23
      Marshall Large-Cap Growth & Income Fund..............................  25
      Marshall Mid-Cap Value Fund..........................................  26
      Marshall Mid-Cap Growth Fund.........................................  27
      Marshall International Stock Fund....................................  29
      Marshall Small-Cap Growth Fund.......................................  32
      Marshall Short-Term Income Fund......................................  33
      Marshall Intermediate Bond Fund......................................  34
      Marshall Government Income Fund......................................  36
      Marshall Intermediate Tax-Free Fund..................................  37
      Marshall Money Market Fund...........................................  40
    Statements of Assets and Liabilities...................................  44
    Statements of Operations...............................................  46
    Statements of Changes in Net Assets....................................  48
    Financial Highlights...................................................  52
    Notes to Financial Statements..........................................  56
  DIRECTORS & OFFICERS.....................................................  64

                                                        [_] FUND PERFORMANCE

                        AVERAGE ANNUAL TOTAL RETURNS
                                (3/31/98)/5/                MORNINGSTAR RATINGS/6/
                                         SINCE   INCEPTION      AS OF 3/31/98
  MARSHALL FUNDS  1-YEAR 3-YEAR 5-YEAR INCEPTION   DATE    OVERALL   3-YEAR   5-YEAR
--------------------------------------------------------------------------------------
  EQUITY FUNDS:
  Equity Income
   Fund/1/        35.03% 27.39%    n/a  19.53%    9/30/93     ****     ****     n/a
  Large-Cap
   Growth &
   Income
   Fund/1/        37.64% 25.44% 15.64%  15.09%   11/20/92      **       ***      **
  Mid-Cap Value
   Fund/1/        35.45% 21.30%    n/a  17.02%    9/30/93     ***       ***     n/a
  Mid-Cap
   Growth
   Fund/1/        51.61% 27.52%    n/a  18.32%    9/30/93      **       **      n/a
  International
   Stock
   Fund/2/        19.94% 18.71%    n/a  13.19%     9/1/94     ****     ****     n/a
  Small-Cap
   Growth
   Fund/7/        59.55%    n/a    n/a  46.58%    11/1/95       n/a       n/a   n/a
--------------------------------------------------------------------------------------
  INCOME FUNDS:
  Short-Term
   Income
   Fund/3/         6.82%  6.34%  5.08%   5.07%    11/1/92     ****     ****     ****
  Intermediate
   Bond Fund/3/    8.74%  7.38%  5.20%   5.69%   11/23/92     ***       ***      ***
  Government
   Income
   Fund/3/        10.42%  8.15%  5.68%   6.20%   12/13/92     ***       ***      ***
  Intermediate
   Tax-Free
   Fund/4/         7.92%  6.14%    n/a   4.80%     2/2/94     ***       ***     n/a
--------------------------------------------------------------------------------------
  Money Market
   Fund
   Class A
    Shares         5.51%  5.47%  4.83%   4.71%   11/23/92       n/a      n/a    n/a
   Class B
    Shares         5.19%  5.16%  4.52%   4.42%   12/17/92       n/a       n/a   n/a

1 There were 2,437 funds in Morningstar's domestic equity category for the overall and 3-year periods and 1,383 funds for the 5-year period.

2 There were 722 funds in Morningstar's international equity category for the overall and 3-year periods.

3 There were 1,403 funds in Morningstar's taxable bond category for the overall and 3-year periods and 831 funds for the 5-year period.

4 There were 1,525 funds in Morningstar's municipal category for the overall and 3-year periods.

5 Past performance does not guarantee future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

6 Morningstar proprietary ratings reflect historical risk-adjusted performance.
  They are subject to change every month. Past performance is no guarantee of future results. Ratings are calculated from the funds' 3-, 5- and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day Treasury bill returns. The top ten percent of funds in a rating universe receive 5 stars, the next 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars and 10% receive 1 star.

7 The Marshall Small-Cap Growth Fund is the successor to a collective trust fund. The quoted performance data includes performance of the collective trust fund for periods before the Fund's registration statement became effective on August 30, 1996, as adjusted to reflect the Fund's anticipated expenses. The collective trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the collective trust fund had been registered under the 1940 Act, the performance may have been adversely affected. SMALL-CAP FUNDS MAY EXPERIENCE A HIGHER DEGREE OF VOLATILITY THAN OTHERS.

              No Bank Guarantee  Not FDIC Insured  May Lose Value

 SEMI-ANNUAL REPORT--COMMENTARY
MARSHALL EQUITY INCOME FUND

The Marshall Equity Income Fund (the "Fund") seeks capital appreciation and current income through a disciplined approach of investing in a broadly diversified portfolio of common stocks with above-average dividend yields. The portfolio is structured to pursue a yield at least 100 basis points (1%) more than the Standard & Poor's 500 Index ("S&P 500").*

FUND SURPASSED PEER INDEX.
For the six months ended February 28, 1998, the Fund provided a total return of 13.82%,** while the Lipper Equity Income Funds Index (LEIFI)* returned 13.48%. Also, as of March 31, 1998, the Fund was awarded four stars for its overall performance among 2,437 domestic equity funds by Morningstar.+

MARKET CHARACTERIZED BY RECORD HIGH VALUATIONS.
The U.S. economy's growth and inflation are currently better than most could have imagined. The stock market as measured by the S&P 500, is at an all-time high based on earnings (22x forward 12 months) and an all-time low based on yield (dividend yield of 1.5%).

With stocks trading at all-time high valuations, we have found it difficult to find attractive stocks that meet our value-oriented buy criterion. To reduce the risk posture of the portfolio, however, we continue to hold a significant investment in less volatile sectors such as REITs and electric utilities.


"Graphic representation "1A" omitted.  See Appendix."

INTEREST RATES HELP UTILITY, BANK STOCKS.
Interest rates remained low for the last six months, and we continue to have a favorable outlook on interest rates. We plan to maintain a significant weight in financial stocks, which should continue to do well in this economic environment.

Falling oil prices hurt energy stocks in the fourth quarter. At current prices, energy stocks are attractively valued on both relative and absolute earnings ratios, as well as dividend yields. We plan to maintain our position in energy.

Health care stocks offer solid and steady fundamentals, which include good pricing, volume growth and positive demographics. Their deserved high valuations result in low dividend yields, therefore we are moderately underweighted in this group.

DISCIPLINED APPROACH HELPS MINIMIZE VOLATILITY.
Investing in attractively priced stocks of companies paying above-average dividends is the cornerstone of our disciplined investment approach. The Fund provided solid results in the strong bull market years of 1995, up 34.22%; 1996, up 21.18%; and 1997, up 27.53%.

Equally important, however, our investment style achieved these results with a low-risk profile. Of course, any investment involves risk, including possible loss of principal. The portfolio's above-average dividend yield combined with its low historical volatility should help reassure our investors that participation in any further market advance will be built around an investment style designed to help protect their assets on the downside.

Sincerely,
/s/ Bruce P. Hutson
Bruce P. Hutson
Manager, Marshall Equity Income Fund

[PHOTO APPEARS HERE]

[_] MARSHALL EQUITY INCOME FUND

"Graphic representations "2A" and "3A" omitted.  See Appendix."

 This graph illustrates the hypothetical investment of $10,000 in the Fund from its
 inception on September 30, 1993 to February 28, 1998, compared to the S&P 500 and the LEIFI.*
--------------------------------------------------------------------------------



  *The S&P 500 and LEIFI are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. The S&P 500 is a composite index measuring changes in stock market conditions based on the average performance of 500 widely held common stocks in industry, transportation, financial and public utility. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

 **Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

***Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LEIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

  +Morningstar proprietary ratings reflect historical risk-adjusted performance as of 3/31/98. They are subject to change every month. Past performance is no guarantee of future results. Ratings are calculated from the funds' 3-, 5-and 10-year average annual return in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The Fund received 4 stars for the three-year period and was rated among 2,437 domestic equity funds, respectively. The top ten percent of funds in a rating universe receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars.

 SEMI-ANNUAL REPORT--COMMENTARY

MARSHALL LARGE-CAP GROWTH & INCOME FUND
The Marshall Large-Cap Growth & Income Fund (the "Fund") invests in large-capitalization stocks with a growth and income orientation. The Fund holdings are well diversified, with representation in the major sectors of the economy. Companies held are typically leaders in their respective industries and have records of above-average financial performance and proven superior management.

FUND OUTPERFORMED CATEGORY AVERAGE.
For the six months ended February 28, 1998, the Fund provided a total return of 13.90%,* outperforming the Lipper Growth and Income Funds Index (LGIFI)** return of 12.94%.

SELECT LARGE-CAPS AND DOMESTIC EARNINGS DOMINATE.
The market became more narrow in its focus over the last six months. For example, an unweighted S&P 500 gained 11.33% for this six-month period versus a weighted S&P 500 return of 17.52%, demonstrating that an increasingly select group of large stocks moved the index. Fortunately, General Electric (up 24%), is the Fund's largest holding.

Asia was the other dominant theme for the last six months. The equity market quickly migrated away from companies with Asian "exposure" toward companies with strong domestic earnings sources. The Fund benefited from appreciation in domestically-focused companies such as the regional bell operating companies, entertainment, and drug stocks.


"Graphic representation "1B" omitted.  See Appendix."

For example, the Fund enjoyed solid returns from the regional Bell telephone companies such as Ameritech (up 33%) and SBC Communications (up 38%). In publishing, Gannett gained 35% and The New York Times appreciated 36%. In entertainment, Disney turned in a strong showing (up 44%) and Time Warner (up 31%).

Drug stocks also performed well given their domestic focus and strong relative earnings gains. Fund holdings such as Schering Plough (up 60%), Smithkline Beecham (up 44%), Merck (up 39%) and Johnson & Johnson (up 39%) were winners. Walgreens (up 35%) and Safeway (up 34%) stood out in the retail area. The Fund remains well represented in financial stocks, and was rewarded by the regional banks and specialty finance companies such as Freddie Mac (up 44%). Underperforming stocks in the Fund over the past six months were all again related to expected problems in Asia such as Boeing (-1.5%), Alcoa (-1.3%), and Georgia-Pacific (-15%).

EARNINGS ARE KEY.
A diversity of earnings sources in the large-cap area will be the key to their continued success over the coming months. The American economy remains strong and Europe is rebounding. The question remains whether this strength will be enough to offset the slow down in Asia.

As overall corporate earnings continue to slow, the Fund continues to focus on companies that demonstrate good relative earnings gains. While many of these stocks are expensive as measured by historical measures, we expect the market to continue to reward companies for predictable, consistent earnings reports. As always, the Fund maintains a broadly diversified portfolio of quality large- cap companies to maximize shareholder return.

Sincerely,
/s/ William J. O'Connor
William J. O'Connor
Manager, Marshall Large-Cap Growth & Income Fund

                             [PHOTO APPEARS HERE]


[_] MARSHALL LARGE-CAP GROWTH & INCOME FUND

"Graphic representations "2B" and "3B" omitted.  See Appendix."

 This graph illustrates the hypothetical investment of $10,000 in the Fund from its
  inception on November 20, 1992 to February 28, 1998, compared to the S&P 500 and the LGIFI.**
--------------------------------------------------------------------------------

  *Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
 **The S&P 500 and LGIFI are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. S&P 500 is a composite index of common stocks in industry, transportation, financial and public utility. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.
***Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LGIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

 SEMI-ANNUAL REPORT--COMMENTARY

MARSHALL MID-CAP VALUE FUND
The Marshall Mid-Cap Value Fund (the "Fund") uses a value-oriented approach to purchasing common stocks predominantly within the mid-capitalization range. The stocks purchased are generally characterized as being out-of-favor and undervalued.

FUND PERFORMANCE.
For the six months ended February 28, 1998, the Fund provided a total return of 9.67%.* For the same period, the Lipper Mid-Cap Funds Index (LMCFI)** returned 9.08% and the Standard & Poor's Mid-Cap 400 Index (SPMC)** returned 13.27%.

A STRICT VALUE DISCIPLINE.
We use a pure stock-picking approach without emphasis on sector rotation or group momentum. We buy out-of-favor, undervalued stocks and patiently wait for the company to implement strategies aimed to enhance shareholder returns.

The Fund's investment style does not necessarily move with market momentum. For example, as interest rates fell during the six-month period, the SPMC had the advantage of a higher exposure to financials (up 27% as a group) and utilities (up 17%). In keeping with our value philosophy, we will likely remain underweighted in the interest sensitive financial sector due to valuation concerns. In the utility sector, we are carefully observing the industries' restructuring attempts during this period of deregulation.

CONCENTRATING ON THREE VALUE SCENARIOS.
The Fund continues to be rewarded by focusing on three categories of out-of-favor or undervalued stocks:


"Graphic representation "1C" omitted.  See Appendix."

1. ASSET RECOGNITION. We look for stocks that have significant financial, tangible or intangible assets that are not currently recognized in the market. Over a year ago, the market abandoned cable stocks in favor of satellite networks. We recognized the in-ground assets of the cable industry and have been rewarded by Telecommunications, Inc., up 66%, and U.S. West Media Group, up to 59%, over the last six months.

2. TURN-AROUNDS. Frequently, we find value opportunities when a company implements more effective ways to conduct its core business. This year, Darden Restaurants, Inc. refocused their energies on in-store management at their Olive Garden and Red Lobster franchises. This focus is beginning to bear fruit with higher guest counts and higher profitability trends, translating into a total return of 32% for the last six months.

3. RESTRUCTURINGS. When companies change their business strategy or shift to a different business segment, patient value investors can be rewarded. In mid-1998, Dun & Bradstreet will complete its divestiture program in which management has sold off all businesses not related to the company's core products. We anticipate further price appreciation as management resumes its focus on business rating and information systems.

MAINTAINING OUR PATIENT STANCE.
In an environment in which interest rates continue to fall and the market continues to react to troubled Asian economies, we continue to identify value opportunities. We are committed to our value approach and look forward to enhancing shareholder return with our unwavering discipline. We thank you for your continued commitment to the Marshall Mid-Cap Value Fund.

Sincerely,
/s/ Matthew B. Fahey
Matthew B. Fahey
Co-Manager, Marshall Mid-Cap Value Fund


/s/ John C. Potter, C.F.A.
John C. Potter, C.F.A.
Co-Manager, Marshall Mid-Cap Value Fund


                             [PHOTO APPEARS HERE]

[_] MARSHALL MID-CAP VALUE FUND

"Graphic representations "2C" and "3C" omitted.  See Appendix."

 This graph illustrates the hypothetical investment of $10,000 in the Fund from its inception
on September 30, 1993 to February 28, 1998, compared to the SPMC, LMCFI and the S&P 500**.
--------------------------------------------------------------------------------
*Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**The S&P 500, SPMC and the LMCFI are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. These indices are unmanaged. Actual investments may not be made in an index. The S&P 500 is a composite index measuring changes in stock market conditions based on the average performance of 500 widely held common stocks in industry, transportation, financial and public utility. SPMC is a composite index of 400 common stocks with market capitalizations between $200 and $7.5 billion in industry, transportation, financial and public utility. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges. The investment adviser has elected to change the benchmark of the Fund from the S&P 500 to the SPMC, since the Fund's portfolio of primarily mid-cap stocks more clearly resembles the stocks that comprise the SPMC.

***Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, SPMC and LMCFI have been adjusted to reflect reinvestment of dividends on securities in the indices.


 SEMI-ANNUAL REPORT--COMMENTARY

MARSHALL MID-CAP GROWTH FUND
The Marshall Mid-Cap Growth Fund's (the "Fund's") goal is to seek capital appreciation by investing in companies with market capitalizations between $200 million and $7.5 billion that are exhibiting strong financial characteristics and expected growth significantly above the average corporation.

STRONG STOCK SELECTION PROVIDED AMPLE REWARDS.
For the six months ended February 28, 1998, the Fund provided a total return of 14.67%,* compared to the Standard & Poor's Mid-Cap 400 Stock Price Index
(SPMC)** total return of 13.27% and the Lipper Mid-Cap Fund Index (LMCFI)** return of 9.08%.

MARKET REWARDS COMMUNICATIONS AND TRAVEL.
We continued to have a significant representation in radio broadcasting and outdoor advertising. Our philosophy is to own the consolidators--the engines of change within the industry. We have been particularly rewarded by our holdings in Clear Channel, up 35%, and Universal Outdoor, up 76%.

In telecommunications, both the service and equipment providers are benefiting as deregulation and rapid technological changes make it more attractive to build new networks. Appreciation was concentrated in service providers, with Metromedia Fiber, up 59%, and Qwest Communications, up 64%.


"Graphic representation "1D" omitted.  See Appendix."

In the leisure group, two names are reaping the rewards of changing public perception. As cruising is increasingly perceived as being within the reach of the average consumer, Royal Caribbean Cruises and Steiner Leisure provided a total return of 34% and 97%, respectively. Royal Caribbean has succeeded in broadening its appeal through bigger ships and more services while Steiner Leisure has become the premier provider of spa services aboard ships.

RESPONDING TO SHIFTING FUNDAMENTALS.
We were fortunate to avoid the many land mines in the market, which has helped our six-month performance considerably. We made the conscious decision in early fall to minimize exposure to computer hardware and semiconductor companies, which were subsequently severely impacted by the currency crisis in Asia. Also, because they do not meet our growth criteria, we are significantly underweight in utilities, which underperformed early in the year.

We anticipate that mid-caps will continue to gain favor with the investment community for the next several months. First of all, in a steady economy experiencing steady growth, investors typically move away from large-caps to mid- and small-caps showing consistent growth. Second, mid-caps will continue to be in demand due to a renewed interest in domestic companies with minimal Asian exposure. As this market shift occurs, we are confident that shareholders will be rewarded by our strategic position.

Sincerely,
/s/ Steve D. Hayward
Steve D. Hayward
Manager, Marshall Mid-Cap Growth Fund

                             [PHOTO APPEARS HERE]

[_] MARSHALL MID-CAP GROWTH FUND

"Graphic representations "2D" and "3D" omitted.  See Appendix."

 This graph illustrates the hypothetical investment of $10,000 in the Fund from its
 inception on September 30, 1993 to February 28, 1998, compared to the SPMC and the LMCFI.**
--------------------------------------------------------------------------------

*Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**The SPMC and the LMCFI are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. SPMC is a composite index of 400 common stocks with market capitalizations between $200 million and $7.5 billion in industry, transportation, financial and public utility. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

***Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The SPMC and LMCFI have been adjusted to reflect reinvestment of dividends on securities in the indices.


 SEMI-ANNUAL REPORT--COMMENTARY

MARSHALL INTERNATIONAL STOCK FUND
The Marshall International Stock Fund (the "Fund"), which is sub-advised by Templeton Investment Counsel, Inc., seeks long-term capital appreciation through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States.+

FUND AWARDED FOUR-STAR RATING.
For the six-month period ended February 28, 1998, the Fund provided a total return of 3.51%,* compared to a total return of 8.31% by the Morgan Stanley Capital International Europe, Australia and Far East Index ("EAFE Index")** and 7.11% provided by the Lipper International Funds Index (LIFI).** As of March 31, 1998, the Fund was awarded a four- (out of five) star rating for its overall performance among 722 international equity funds by Morningstar.++

LOW ASIAN EXPOSURE OFFERED PLUSES AND MINUSES.
The last six months were characterized by weak markets in Asia, due to currency devaluations in a number of countries, including Indonesia, the Philippines, Malaysia and Thailand. We benefited from a fairly low weight in that region, with our exposure in the Philippines and Indonesia comprising just 0.9% of our portfolio.

Japan, on the other hand, experienced a nice gain of 6.4% (10.2% in dollar terms) for the first two months of this year. Our low Japanese exposure caused us to lag the index, as we continued to seek value opportunities in that country.

EXPOSURE IN EUROPE, SOUTH AMERICA & AUSTRALIA.
Europe continued to be our largest position and to provide our most beneficial returns, such as financials Banque Nationale de Paris (up 19%) and Zurich Versicherungsgesellschaft (up 24%). Also contributing meaningfully to the portfolio's performance were two Spanish banks, Banco Bilbao Vizcaya (up 60%) and Argenteria (up 40%), both of which enjoyed a lower interest rate environment.

Detractors from the Fund's performance included British Steel, which was hurt by global currency weaknesses and BTR, an industrial component manufacturer whose restructuring tested investors' patience.

We have added positions to the Australian market, such as Mayne Nickless, a health care company that owns a telecommunications firm. We feel the telecommunications component is not being recognized. Our largest exposure in Australia, News Corp., was a significant contributor to total return with an appreciation of 45% over the last six months.

We have done well across the board in Latin America, where we have 9 1/2% of our portfolio dedicated to Argentina, Brazil, Peru and Mexico.

BARGAINS AVAILABLE IN SELECTED FAR EAST MARKETS.
For the next six months, we anticipate a reduction in our European exposure, particularly our holdings in the financial sector. These stocks have performed very well, and we feel they have reached full value.

We also anticipate an increased exposure to Asia, where we are finding more value opportunities. We continue to seek opportunities in Japan and will apply a significant amount of due diligence in locating value in other parts of the region.

Sincerely,

/s/ Gary R. Clemons
Gary R. Clemons
Manager, Marshall International Stock Fund

"Graphic representation "1E" omitted.  See Appendix."


[_] MARSHALL INTERNATIONAL STOCK FUND

"Graphic representations "2E" and "3E" omitted.  See Appendix."


 This graph illustrates the hypothetical investment of $10,000 in the Fund from its
inception on September 1, 1994 to February 28, 1998, compared to the EAFE Index and the LIFI.**
--------------------------------------------------------------------

+Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

*Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**The EAFE Index and the LIFI are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. The EAFE Index is a market capitalization-weighted foreign securities index, which is widely used to measure the performance of European, Australian and New Zealand, and Far East stock markets. Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

***Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The EAFE Index and LIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

++Morningstar proprietary ratings reflect historical risk-adjusted performance as of 3/31/98. They are subject to change every month. Past performance is no guarantee of future results. Ratings are calculated from the funds' 3-, 5- and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The Fund received 4 stars for the three-year period and was rated among 722 international equity funds, respectively. The top ten percent of funds in a rating universe receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars.

 SEMI-ANNUAL REPORT--COMMENTARY

MARSHALL SMALL-CAP GROWTH FUND
The Marshall Small-Cap Growth Fund (the "Fund") seeks capital appreciation by investing in stocks issued by high-growth companies with market capitalizations as high as $1 billion and as low as $100 million.

TOTAL RETURN IS NEARLY DOUBLE THE INDUSTRY AVERAGE.
For the six months ended February 28, 1998, the Fund provided a total return of 14.7%,* compared to the Russell 2000 Index (Russell 2000)** total return of 9.6% and the Lipper Small-Cap Funds Index (LSCFI)** return of 7.5%.

ELIMINATING ASIAN EXPOSURE A KEY STRATEGY.
Several factors contributed to our outperformance during the six-month period, one of which was our response to the developments in Asia. Following the onset of the Asian currency crisis, we immediately eliminated several of our technology holdings due to significant revenue exposure to the affected regions. This included sales of Powerwave Technologies and ACE*COMM, both of which derive more than 50% of their revenues from Asia.

We continue to underweight the computer-related and semiconductor sectors of technology as we anticipate further earnings disappointments due to Asia. We have increased our weightings in the software and services sectors where growth has continued unabated. Holdings such as Cambridge Technology Partners, Saville Systems and Transaction Systems Architects have consistently grown earnings in excess of 30%, and we expect this to continue.

In the consumer cyclical sector we continue to maintain a large exposure to both the radio and outdoor advertising industries. Since the Telecommunications Act was passed in

"Graphic representation "1F" omitted.  See Appendix."

1996, massive consolidation has provided rapid growth for many radio and outdoor advertising companies. While the feverish acquisition pace may not be sustainable, we believe both industries have emerged from this consolidation phase much stronger and should provide a solid backdrop for strong revenue and earnings growth for many years to come. During the six-month period, returns in these sectors included Heftel Broadcasting up 53%, Cox Radio up 61%, and Outdoor Systems up 69%.

In the area of retailing, increased exposure to companies such as Party City up 70%, and Abercrombie & Fitch up 50% also contributed to the strong six-month results.

OUTLOOK IS BRIGHT FOR SMALL-CAP STOCKS.
We are excited about the outlook for small-cap growth stocks in 1998. Earnings growth rates for small-cap companies have exceeded those of large-cap companies for the past three quarters, and the gap appears to be widening as large-cap multinationals feel the effects of a strong dollar and weakened Asian economies. The average projected 1998 earnings growth rate of companies owned in the Fund is in excess of 32%, while many market strategists are now assuming single-digit growth for S&P 500 earnings in 1998. We remain committed to our strategy of investing in quality, rapidly growing companies, as we believe this will continue to reward our investors over time.

Sincerely,

/s/ Steven D. Hayward
Steven D. Hayward
Co-Manager, Marshall Small-Cap Growth Fund

/s/ David J. Lettenberger
David J. Lettenberger
Co-Manager, Marshall Small-Cap Growth Fund

                             [PHOTO APPEARS HERE]

[_] MARSHALL SMALL-CAP GROWTH FUND


"Graphic representations "2F" and "3F" omitted.  See Appendix."

 This graph illustrates the hypothetical investment of $10,000 in the Fund from its
  inception on November 1, 1995+ to February 28, 1998, compared to the Russell
                             2000 and the LSCFI.**
--------------------------------------------------------------------

* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The Russell 2000 and LSCFI are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges. The Russell 2000 is an index of common stocks whose market capitalizations generally range from $200 million to $5 billion. SMALL-CAP FUNDS MAY EXPERIENCE A HIGHER DEGREE OF MARKET VOLATILITY.

*** Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000 and LSCFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

+ The Marshall Small-Cap Growth Fund is the successor to a collective trust fund. The quoted performance data includes performance of the collective trust fund for periods before the Fund's registration statement became effective on August 30, 1996, as adjusted to reflect the Fund's anticipated expenses. The collective trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the collective trust fund had been registered under the 1940 Act, the performance may have been adversely affected.

 SEMI-ANNUAL REPORT--COMMENTARY

MARSHALL SHORT-TERM INCOME FUND
The Marshall Short-Term Income Fund (the "Fund") seeks to maximize total return consistent with current income, while minimizing price fluctuation. The Fund invests in a diversified portfolio of short- to intermediate-term high-grade bonds and notes.

FUND OUTPERFORMS INDEX.
For the six months ended February 28, 1998, the Fund provided a total return of 2.93%,* compared to 2.54% for the IBC/Donoghue's Taxable Money Fund Average
(DMFA),** 3.53% provided by the Merrill Lynch 1-3 Year U.S. Treasury Index** and 3.05% compared to the Lipper Short-Term Investment Grade Bond Fund Index (LSTIBI)**. Also, as of March 31, 1998, the Fund was awarded a four- (out of five) star rating for its overall performance among 1,403 taxable bond funds by Morningstar.+

FLATTER YIELD CURVE AHEAD.
The last six months have presented a surprisingly strong bond market, precipitated by uneasy equity investors in the fallout or failing Asian economies. While many are anticipating the U.S. economy will slow significantly due to the Asian crisis, domestic strength will mitigate the impact. Asia will have the greatest impact on prices and will serve as a force to hold inflation in check.

The market has been building in a Federal Reserve Board (the "Fed") ease for the last six months. We feel the short end of the yield curve is overly optimistic in anticipating an easier Fed policy. Until the market eliminates this differential, we will continue to own a larger percentage of cash equivalents, asset-backed and short floating-rate securities.

"Graphic representation "1G" omitted.  See Appendix."

CORPORATE AND MORTGAGES HAVE ROLE IN DEFENSIVE STANCE.
Following tradition, corporate bond prices lagged Treasuries, allowing us to take advantage of opportunities to increase exposure to high quality issues. We will continue to concentrate on higher credit quality and shorter or neutral duration.

Mortgages will likely present a unique opportunity over the next several months. We have been slightly negative on mortgages to date as the rapid interest rate drop has spurred a refinancing boom and resulted in securities being called. As mortgage securities continue to cheapen up, we will begin to add more to the Fund mix.

We feel these strategies, along with our defensive posture on duration, will help us seek our objective of maximizing total return consistent with current income.

Sincerely,

/s/ Mark D. Pittman
Mark D. Pittman
Manager, Marshall Short-Term Income Fund


                             [PHOTO APPEARS HERE]


[_] MARSHALL SHORT-TERM INCOME FUND

"Graphic representations "2G" and "3G" omitted.  See Appendix."

 The graph illustrates the hypothetical investment of $10,000 in the Fund from its
   inception on November 1, 1992 to February 28, 1998, compared to LSTIBI and
                                    DMFA.**
--------------------------------------------------------------------------------
* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
** The LSTIBI and DMFA are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. IBC/Donoghue's Money Fund Report(TM) publishes annualized yields of hundreds of money market funds on a weekly basis and through its Money Market Insight publication reports monthly and year-to-date investment results for the same money funds. The Merrill Lynch 1-3 Year U.S. Treasury Index is an index tracking short-term U.S. government securities with maturities between 1 and 2.99 years. The index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.
*** Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The LSTIBI and DMFA have been adjusted to reflect reinvestment of dividends on securities in the indices.
+Morningstar proprietary ratings reflect historical risk-adjusted performance as of 3/31/98. They are subject to change every month. Past performance is no guarantee of future results. Ratings are calculated from the funds' 3-, 5- and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The Fund received 4 stars for the three-year period and was rated among 1,403 taxable bond funds, respectively, and the Fund received 4 stars for the five-year period and was rated among 831 taxable bond funds, respectively. The top ten percent of funds in a rating universe receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars.
++Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with longer durations generally have more volatile prices than securities of comparable quality with shorter durations.

 SEMI-ANNUAL REPORT--COMMENTARY

MARSHALL INTERMEDIATE BOND FUND
The objective of the Marshall Intermediate Bond Fund (the "Fund") is to maximize total return consistent with current income. The Fund primarily buys high-grade bonds and notes with a maturity of three to 10 years.

FUND OUTPERFORMED PEER INDEX.
For the six months ended February 28, 1998, the Fund provided a total return of 3.96%,* compared to a return of 4.60% by the Lehman Brothers Intermediate Government/ Corporate Bond Index (LGCI)** and 4.94% by the Lipper Intermediate Investment Grade Bond Funds Index (LIBF).**

NERVOUS INVESTORS CREATED STRONG BOND MARKET.
Interest rates fell precipitously during this period in response to a bond rally sparked by the Asian crisis. We anticipated market momentum throughout most of this cycle, added duration and moved from a fairly defensive position to a more neutral one. In the end, we were rewarded by outperforming our peers.

Corporate bond prices lagged Treasuries, giving us an opportunity to add to our corporate allocation. We continued to concentrate on higher credit quality and a neutral duration.

"Graphic representation "1H" omitted.  See Appendix."

Recently we have been slightly negative on mortgage securities, given the rapid decline in interest rates that invariably results in refinancing pressure. Now, as mortgage securities look cheaper, we are positioned to take advantage of lower priced opportunities in that sector.

UNPRECEDENTED STRONG ECONOMY PREVAILS.
The economy is very strong in terms of employment and consumer spending. Typically, you would see the Federal Reserve Board tightening in this environment, yet inflation and commodity prices have been held in check. The Asian crisis has strengthened the dollar, making imports cheaper and placing pricing pressure on domestic companies. The dichotomy of economic strength and declining inflation has forced the yield curve to flatten.

The economy currently shows no signs of slowing, yet inflation appears ominously in check. Asia is close to bottoming out, although it may be a long time before it reverses its course and starts accelerating. Altogether it is not a bad environment for bonds. Our strategy will be to maintain a neutral to slightly defensive position and add yield through higher quality corporates and mortgage opportunities, as they become available.

Sincerely,
/s/ Mark D. Pittman
Mark D. Pittman
Manager, Marshall Intermediate Bond Fund

                             [PHOTO APPEARS HERE]

[_] MARSHALL INTERMEDIATE BOND FUND


"Graphic representations "2H" and "3H" omitted.  See Appendix."

 This graph illustrates the hypothetical investment of $10,000 in the Fund from its
 inception on November 23, 1992 to February 28, 1998, compared to the LGCI and the LIBF.**
--------------------------------------------------------------------------------

*Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**The LGCI and the LIBF are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. LGCI is an index comprised of government and corporate bonds rated BBB or higher with maturities between 1-10 years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

***Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The LGCI and the LIBF have been adjusted to reflect reinvestment of dividends on securities in the indices.

+Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with longer durations generally have more volatile prices than securities of comparable quality with shorter durations.


 SEMI-ANNUAL REPORT--COMMENTARY

MARSHALL GOVERNMENT INCOME FUND
The Marshall Government Income Fund (the "Fund") seeks to generate a high level of current income while maximizing total return with moderate share-value volatility. Strategies are focused on the investment opportunities within the mortgage-backed securities market, in particular the government agency-backed, whole loan and home equity loan sectors of the mortgage market.

FUND PERFORMANCE.
For the six months ended February 28, 1998, the Fund provided a total return of 4.62%,* compared to a return of 4.92% by the Lehman Mortgage-Backed Securities Index (LMI)** and 5.06% provided by the Lipper U.S. Mortgage Funds Index (LUSMI).**

REAPING BENEFITS FROM A LONG-TERM STRATEGY.
Overall, mortgages were the best performing among investment grade fixed income securities sector in 1997. So far in 1998, however, all indicators point to the mortgage sector underperforming. Interest rates have dropped, the housing market is very strong and a prepayment explosion has begun. So far in January and February of this year, the refinancing index has hit an all-time high-- surpassing the previous record set in 1993.

We anticipated this change in momentum, and moved into securities that would protect us from prepayment risk. Being early in the cycle caused us to lag the index slightly, but in the last two months of this period we started to reap the benefits of our strategy. With the holdings we have, we are in a very good position to generate strong performance during this cycle.

"Graphic representation "1I" omitted.  See Appendix."

SOUND ANALYSIS AND SELECTIVITY PAY OFF.
We continued to identify and buy specific "vintage" mortgages that offer protection against prepayment risk. Vintage mortgages are characterized by lack of refinancing activity, often in markets where homeowners have small mortgage balances, or home values are declining.

We have also purchased Treasuries and commercial mortgage-backed securities, which are less callable, and we have moved our coupons to the 6 1/2% and 7% levels. In moving out of higher coupon paper, we will forgo some yield in the short run, but benefit meaningfully in the long run, as these securities are highly susceptible to prepayment risk.

We have continued to allocate about 35% of the portfolio to dollar rolls, which are commitments to buy mortgage issues for a future settlement in exchange for a price concession. As mortgages continue to be in demand on Wall Street, we will see returns boosted 35 to 50 basis points over the course of a year with this strategy. We continue to see very good relative value in mortgages, especially when compared to the highly-valued corporates. The recent volatility caused by the refinancing boom should be viewed as an opportunity to add mortgage exposure. With the market trapped in a trading range, yield maximization from mortgages should benefit portfolios.

Sincerely,
/s/ Lawrence J. Pavelec
Lawrence J. Pavelec
Manager, Marshall Government Income Fund


                             [PHOTO APPEARS HERE]

[_] MARSHALL GOVERNMENT INCOME FUND

"Graphic representations "2I" and "3I" omitted.  See Appendix."

 This graph illustrates the hypothetical investment of $10,000 in the Fund from its
  inception on December 13, 1992 to February 28, 1998, compared to the LMI and the LUSMI.**
--------------------------------------------------------------------------------

*Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**The LMI and LUSMI are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. LMI is an index comprised of fixed rate securities backed by mortgage pools of Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corp. (FHLMC) and Federal National Mortgage Association (FNMA). Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

***Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The LMI and LUSMI have been adjusted to reflect reinvestment of dividends on securities in the indices.

+Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with longer durations generally have more volatile prices than securities of comparable quality with shorter durations.


 SEMI-ANNUAL REPORT--COMMENTARY

MARSHALL INTERMEDIATE TAX-FREE FUND
The primary goal of the Marshall Intermediate Tax-Free Fund (the "Fund") is to generate income that is exempt from federal income tax.+

FUND OUTPERFORMS BENCHMARK AND MARKET.
For the six months ended February 28, 1998, the Fund provided a total return of 4.25%,* compared to a return of 3.79% for the Lehman Brothers 5-Year General Obligations Index (L5GO)** and 4.01% for the Lipper Intermediate Municipal Funds Index (LIMI).**

MARKET REWARDS LONGER DURATION.
A robust economy with inflation falling below expectations continued to be the number one story affecting bond pricing over the last six months. In response, we held the average duration of the Fund's portfolio to more than 1 1/2 years longer than the index, and were rewarded accordingly.

Contrary to textbook theory about prolonged domestic economic growth, inflation remains tame at this part of the economic cycle. This can be attributed to productivity gains--largely because of technological innovation and computerization--as well as pure competition from moderately priced imports.

INTEREST RATES EXPECTED TO REMAIN STABLE.
The expectation of the Federal Reserve Board (the "Fed") further tightening interest rates was taken out of the market over the last six months, and the expectation for subsequent easing was factored in. More realistically, Fed policy will likely remain on hold in response to two cross currents: a weak Asia and a strong domestic economy.


"Graphic representation "1J" omitted.  See Appendix."

The Asian market woes did not have any direct effect on munis except to temporarily boost demand. As stock volatility increased in the last calendar quarter of 1997 many investors reallocated to bonds, creating high levels of demand. This demand was met by increasing levels of both new issue and refunding supply. Munis are particularly supply sensitive, and supply was high as municipalities replaced old, higher-cost debt with newly refinanced debt at lower interest rates.

CREDIT QUALITY STRONGER THAN EVER.
Another byproduct of the robust economy, credit quality upgrades continued to outnumber downgrades by a wide margin over the last six months. Still, we saw issuers continuing to flock to low-cost insurance and investors willing to pay higher prices for bonds that are not that highly rated.

We feel this is not the time to sacrifice quality for the small amount of extra yield pick-up available. We remain committed to our discipline of seeking high credit quality issues to provide competitive returns for our shareholders.

Sincerely,

/s/ John D. Boritzke
John D. Boritzke
Manager, Marshall Intermediate Tax-Free Fund

                             [PHOTO APPEARS HERE]
+Income may be subject to the federal alternative minimum tax and state and local taxes.

[_] MARSHALL INTERMEDIATE TAX-FREE FUND

"Graphic representations "2J" and "3J" omitted.  See Appendix."

 This graph illustrates the hypothetical investment of $10,000 in the Fund from its inception on February 2, 1994 to February 28, 1998, compared to the L5GO,
                                LIMI and L7GO.**
--------------------------------------------------------------------------------

*Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**The L5GO, LIMI, and L7GO are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. L5GO is an index comprised of all state general obligation debt issues with maturities between four and six years. L7GO is an index comprised of general obligation bonds rated A or better with maturities between six and eight years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

***Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The L5GO, LIMI and L7GO have been adjusted to reflect reinvestment of dividends on securities in the indices.

++Duration is a commonly used measure of the potential volatility of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with longer durations generally have more volatile prices than securities of comparable quality with shorter durations.

 SEMI-ANNUAL REPORT--COMMENTARY

MARSHALL MONEY MARKET FUND
The Marshall Money Market Fund (the "Fund") seeks to provide current income consistent with stability of principal. The Fund's adviser attempts to generate an annual net return exceeding IBC's Taxable Money Fund Report Average(TM) while maintaining a stable $1 price per share.* The Fund purchases high-quality, short-term money market securities, including banker's acceptances, certificates of deposit, first-tier commercial paper, master notes, repurchase agreements, and U.S. Treasury and Agency securities.

FUND CONTINUED TO OUTPERFORM BENCHMARK.
For the six months ended February 28, 1998, the Fund provided a total return of 2.71%,** for Class A Shares, compared to a return of 2.53% for the IBC/Donoghue's Taxable Money Fund Average (Donoghue)*** and 2.47% for the Lipper Money Market Funds Index.*** Class B shares provided a total return of 2.56%.**

EXTENDING A SUCCESSFUL STRATEGY.
For the last six months, we have continued to execute the strategy that has rewarded us for more than a year. We persisted in limiting our exposure to commercial paper, which is very expensive, in favor of floating rate notes, master notes and funding agreements.

While the average maturity of the Fund began the period at 50 days, it ended at 37 days. Our allocation to floating rate notes resulted in the shorter maturity date due to the nature of their reset frequency.

Over the last period, investors became increasingly worried about both the current prolonged rally in the domestic equity market and the turmoil in the economies of several Asian markets. As a result, the Fund received



"Graphic representation "K" omitted.  See Appendix."


over $300 million in new purchases since the beginning of the calendar year.

THE FEDERAL RESERVE BOARD POLICY WILL SET THE COURSE.
Although fallout from the Asian crisis did not come to pass as anticipated, the market remains quite volatile. Yet, all other economic measures point to a very robust economy. Factory orders are up, housing starts are up 10%, consumer confidence remains at a record high, and unemployment at a record low. Very benign inflation may actually decline further as imports get cheaper with the devaluation of Asian currencies.

Whether Asia will further impact our economy remains to be seen, and we anticipate that the Federal Reserve Board (the "Fed") will take a "wait and see" attitude for the next several months. Meanwhile, the real Fed Funds rate has been creeping higher as inflation has been dropping--a policy that Fed Chairman Alan Greenspan said "is not inadvertent." The question over the next several months is will the combination of the current real Fed Funds rate and the Asian economic problems cause our economy to slow or will the Fed need to take overt action to achieve that result.

Sincerely,

/s/ Richard M. Rokus
Richard M. Rokus
Manager, Marshall Money Market Fund

                             [PHOTO APPEARS HERE]


*Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so. An investment in the Fund is neither insured nor guaranteed by the U.S. government.
**Performance quoted represents past performance and is not indicative of future results. Yields will vary. Yields quoted for money market funds most closely reflect the Fund's current earnings.
***IBC/Donoghue's Money Fund Report(TM) publishes annualized yields of hundreds of money market funds on a weekly basis and through its Money Market Insight publication reports monthly and year-to-date investment results for the same money funds. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.
+The 7-day net annualized yield is based on the average net income per share for the 7 days ended on the date of calculation and the offering price on that date. The 7-day effective yield is based on the 7-day net yield and is then compounded and annualized.

                                                   February 28, 1998 (unaudited)
                                                      PORTFOLIO OF INVESTMENTS


--------------------------------------------------------------------------------
 EQUITY INCOME FUND

 -----------------------------------------------------
  Shares             Description                 Value
 -----------------------------------------------------
           COMMON STOCKS -- 85.0%
           CAPITAL GOODS -- 4.7%
           AEROSPACE & DEFENSE
   42,000  Textron, Inc.                    $3,147,375
   35,000  United Technologies Corp.         3,125,938
                                            ----------
           Total                             6,273,313
                                            ----------
           ELECTRONICS
   27,700  AMP, Inc.                         1,223,994
   31,300  General Signal Corp.              1,271,563
                                            ----------
           Total                             2,495,557
                                            ----------
           MACHINERY & MACHINE TOOLS
   40,000  Deere & Co.                       2,245,000
                                            ----------
           DIVERSIFIED MANUFACTURING
   40,000  Corning, Inc.                     1,625,000
   42,000  PPG Industries, Inc.              2,722,125
                                            ----------
           Total                             4,347,125
                                            ----------
           OFFICE EQUIPMENT
   71,300  Xerox Corp.                       6,323,419
                                            ----------
           OTHER CAPITAL GOODS
   95,200  Tenneco, Inc.                     3,915,100
                                            ----------
           Total Capital Goods              25,599,514
                                            ----------
           CONSUMER DURABLES -- 4.7%
           AUTOMOTIVE & RELATED
  181,500  Chrysler Corp.                    7,067,156
  104,000  Ford Motor Co.                    5,882,500
  127,500  General Motors Corp.              8,789,531
   22,000  TRW, Inc.                         1,205,875
                                            ----------
           Total                            22,945,062
                                            ----------
           HOUSEHOLD PRODUCT/WARES
   36,100  Fortune Brands, Inc.              1,432,719
   54,600  Tupperware Corp.                  1,467,375
                                            ----------
           Total                             2,900,094
                                            ----------
           Total Consumer Durables          25,845,156
                                            ----------
           CONSUMER NON-DURABLES -- 16.6%
           BEVERAGES & FOODS
  102,000  ConAgra, Inc.                     3,060,000
   21,000  General Mills, Inc.               1,510,688
   10,000  International Multifoods Corp.      279,375
                                            ----------
           Total                             4,850,063
                                            ----------
           CLOTHING AND TEXTILE
   50,000  Unifi, Inc.                       1,837,500
                                            ----------
           COSMETICS/TOILETRIES
   90,000  Avon Products, Inc.               6,339,375
   50,000  Dial Corp.                        1,184,375
                                            ----------
           Total                             7,523,750
                                            ----------
           HEALTH CARE
   38,000  Abbott Laboratories               2,842,875
   75,600  American Home Products Corp.      7,087,500
   28,100  Bausch & Lomb, Inc.               1,259,231
  137,500  Baxter International, Inc.        7,785,938
   94,400  Bristol-Myers Squibb Co.          9,457,700
   78,300  Merck & Co., Inc.                 9,988,144
                                            ----------
           Total                            38,421,388
                                            ----------

 -------------------------------------------------------
  Shares              Description                  Value
 -------------------------------------------------------
           COMMON STOCKS (continued)
           CONSUMER NON-DURABLES (continued)
           RETAIL
   54,500  Limited, Inc.                      $1,580,500
   23,800  May Department Stores Co.           1,445,850
   37,600  Penney (J.C.) Co., Inc.             2,657,850
   80,000  Sears, Roebuck & Co.                4,245,000
                                              ----------
           Total                               9,929,200
                                              ----------
           SERVICES
   69,000  Browning-Ferris Industries, Inc.    2,298,563
   75,300  Waste Management, Inc.              1,882,500
                                              ----------
           Total                               4,181,063
                                              ----------
           TOBACCO
  374,750  Philip Morris Cos., Inc.           16,278,203
  212,000  UST, Inc.                           7,512,750
                                              ----------
           Total                              23,790,953
                                              ----------
           Total Consumer Non-Durables        90,533,917
                                              ----------
           ENERGY -- 14.8%
           DOMESTIC & INTERNATIONAL OIL
   47,100  Amoco Corp.                         4,003,500
   68,000  Chevron Corp.                       5,516,500
  229,300  Exxon Corp.                        14,646,538
   72,800  Kerr-McGee Corp.                    4,923,100
  113,800  Mobil Corp.                         8,243,388
  270,800  Occidental Petroleum Corp.          6,922,325
  219,600  Royal Dutch Petroleum Co., ADR     11,927,025
  129,200  Texaco, Inc.                        7,210,975
  207,500  USX Corp.                           7,171,719
  178,800  Unocal Corp.                        6,738,525
                                              ----------
           Total                              77,303,595
                                              ----------
           OIL SERVICE
   72,000  Dresser Industries, Inc.            3,217,500
                                              ----------
           Total Energy                       80,521,095
                                              ----------
           FINANCIAL -- 22.3%
           BANKS
   36,300  Bank of New York Co., Inc.          2,125,819
   86,500  BankAmerica Corp.                   6,703,750
   59,832  Chase Manhattan Corp.               7,422,908
   21,000  Citicorp                            2,782,500
   52,000  First American Corp.                2,489,500
   91,100  First Commerce Corp.                7,196,900
  154,000  First Union Corp.                   8,113,875
   60,200  Fleet Financial Group, Inc.         4,744,513
   31,000  KeyCorp                             2,171,938
   37,000  Mellon Bank Corp.                   2,305,563
   85,000  Mercantile Bancorporation, Inc.     4,728,125
   87,400  NationsBank Corp.                   5,986,900
   32,000  Union Planters Corp.                1,978,000
   86,000  Washington Mutual, Inc.             5,772,750
   19,500  Wells Fargo & Co.                   6,279,000
                                              ----------
           Total                              70,802,041
                                              ----------

(See Notes to Portfolios of Investments)

[_] MARSHALL FUNDS

--------------------------------------------------------------------------------
 EQUITY INCOME FUND (continued)


 ----------------------------------------------------------------
  Shares                  Description                       Value
 ----------------------------------------------------------------
           COMMON STOCKS (continued)
           FINANCIAL (continued)
           INSURANCE
   35,100  CIGNA Corp.                                 $6,704,100
   26,400  Hartford Financial Services Group, Inc.      2,593,800
   29,200  SAFECO Corp.                                 1,531,175
                                                      -----------
           Total                                       10,829,075
                                                      -----------
           OTHER FINANCIAL
   96,500  American General Hospitality Corp.           2,605,500
  100,100  Capstone Capital Trust, Inc.                 2,414,913
   70,000  Crescent Real Estate Equities, Inc.          2,384,375
   70,000  Equity Office Properties Trust               2,065,000
   53,000  Equity Residential Properties Trust          2,540,688
   45,000  FelCor Suite Hotels, Inc.                    1,614,375
   23,600  Franchise Finance Corp. of America             631,300
  104,500  Glenborough Realty Trust, Inc.               2,978,250
   94,700  Health & Rehabilitation Properties, Inc.     1,894,000
   86,000  Healthcare Realty Trust, Inc.                2,461,750
  210,000  IRT Property Co.                             2,441,250
  137,900  Innkeepers USA Trust                         2,042,644
   95,000  Liberty Property Trust                       2,523,438
   96,300  Prentiss Properties Trust                    2,570,006
  159,000  Public Storage, Inc.                         4,899,188
   92,600  Simon DeBartolo Group, Inc.                  2,859,025
   42,000  Sovran Self Storage, Inc.                    1,239,000
                                                      -----------
           Total                                       40,164,702
                                                      -----------
           Total Financial                            121,795,818
                                                      -----------
           RAW MATERIALS/INTERMEDIATE GOODS -- 8.2%
           CHEMICALS
   48,000  Du Pont (E.I.) de Nemours & Co.              2,943,000
   39,200  Eastman Chemical Co.                         2,567,600
  116,300  Goodrich (B.F.) Co.                          5,764,119
   40,400  Hercules, Inc.                               1,951,825
   42,500  Imperial Chemical Industries, PLC, ADR       3,107,813
                                                      -----------
           Total                                       16,334,357
                                                      -----------
           CONTAINERS & GLASS
   94,800  Crown Cork & Seal Co., Inc.                  5,119,200
   36,000  Sonoco Products Co.                          1,392,750
                                                      -----------
           Total                                        6,511,950
                                                      -----------
           METALS
  147,000  AK Steel Holding Corp.                       2,747,063
  100,000  Allegheny Teledyne, Inc.                     2,712,500
   26,000  Aluminum Co. of America                      1,907,750
                                                      -----------
           Total                                        7,367,313
                                                      -----------

 ------------------------------------------------------------------------------
  Shares                          Description                             Value
 ------------------------------------------------------------------------------
              COMMON STOCKS (continued)
              PAPERS
     110,000  Kimberly-Clark Corp.                                    6,125,625
      89,000  Mead Corp.                                              3,042,688
     107,900  Weyerhaeuser Co.                                        5,388,256
                                                                   ------------
              Total                                                  14,556,569
                                                                   ------------
              Total Raw Materials/ Intermediate Goods                44,770,189
                                                                   ------------
              TRANSPORTATION -- 0.3%
              RAILROAD
      28,700  Union Pacific Corp.                                    $1,463,700
                                                                   ------------
              UTILITIES -- 13.4%
              ELECTRIC
     127,500  Allegheny Energy, Inc.                                  3,896,719
      80,000  Cinergy Corp.                                           2,785,000
      34,000  Consolidated Edison Co.                                 1,445,000
      62,600  Duke Energy Corp.                                       3,478,213
      61,900  Houston Industries, Inc.                                1,601,663
      90,000  NIPSCO Industries, Inc.                                 2,311,875
      74,300  Pinnacle West Capital Corp.                             3,032,369
      53,000  Southern Co.                                            1,308,438
      69,700  Texas Utilities Co.                                     2,818,494
                                                                   ------------
              Total                                                  22,677,771
                                                                   ------------
              GAS DISTRIBUTION
     117,200  Consolidated Natural Gas Co.                            6,739,000
     104,900  Enron Corp.                                             4,930,300
      73,100  MCN Corp.                                               2,690,994
     124,000  Sonat, Inc.                                             5,347,500
      33,900  WICOR, Inc.                                             1,620,844
      77,000  Williams Cos., Inc.                                     2,516,938
                                                                   ------------
              Total                                                  23,845,576
                                                                   ------------
              TELECOMMUNICATIONS
      63,000  Ameritech Corp.                                         2,626,300
      60,000  Bell Atlantic Corp.                                     5,385,000
     141,000  GTE Corp.                                               7,631,625
      90,280  SBC Communications, Inc.                                6,827,425
      55,400  Sprint Corp.                                            3,656,400
                                                                   ------------
              Total                                                  26,126,750
                                                                   ------------
              Total Utilities                                        72,650,097
                                                                   ------------
              TOTAL COMMON STOCKS
               (identified cost $357,552,467)                       463,179,486
                                                                   ------------
              (B)REPURCHASE AGREEMENT -- 15.0%
  81,599,382  Lehman Brothers, Inc., 5.62%, dated 2/27/1998, due
               3/2/1998 (at amortized cost)                          81,599,382
                                                                   ------------
              TOTAL INVESTMENTS
               (identified cost $439,151,849)                      $544,778,868
                                                                   ============

(See Notes to Portfolios of Investments)



                                                   February 28, 1998 (unaudited)
                                                      PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
 LARGE-CAP GROWTH & INCOME FUND

 --------------------------------------------------------------
  Shares                 Description                      Value
 --------------------------------------------------------------
          COMMON STOCKS -- 98.8%
          BASIC INDUSTRIES -- 6.3%
          CHEMICALS
   70,900 (d)Air Products & Chemicals, Inc.          $5,951,169
                                                     ----------
          INDUSTRIAL SERVICES
  113,700 Waste Management, Inc.                      2,842,500
                                                     ----------
          METALS
   54,300 (d)Aluminum Co. of America                  3,984,262
                                                     ----------
          PAPERS
  117,000 Kimberly-Clark Corp.                        6,515,437
                                                     ----------
          TOTAL BASIC INDUSTRIES                     19,293,368
                                                     ----------
          CAPITAL GOODS -- 18.8%
          AEROSPACE & RELATED
  108,200 (d)Boeing Co.                               5,869,850
   63,900 General Dynamics Corp.                      5,543,325
                                                     ----------
          Total                                      11,413,175
                                                     ----------
          COMPUTER SERVICES
   80,000 (d)Compaq Computer Corp.                    2,565,000
   57,400 (d)International Business Machines Corp.    5,994,712
   78,600 (c)Microsoft Corp.                          6,661,350
  100,000 (d)(c)Quantum Corp.                         2,512,500
  135,000 (d)(c)Sun Microsystems, Inc.                6,429,375
  125,000 (d)(c)Western Digital Corp.                 2,281,250
                                                     ----------
          Total                                      26,444,187
                                                     ----------
          ELECTRICAL EQUIPMENT
   69,200 Emerson Electric Co.                        4,415,825
  119,800 (d)General Electric Co.                     9,314,450
                                                     ----------
          Total                                      13,730,275
                                                     ----------
          ELECTRONICS
   38,800 (d)Intel Corp.                              3,479,875
                                                     ----------
          TECHNOLOGY SERVICES
   75,000 Millipore Corp.                             2,835,938
                                                     ----------
          TOTAL CAPITAL GOODS                        57,903,450
                                                     ----------
          CONSUMER DURABLES -- 1.8%
          BUILDING & FOREST PRODUCTS
   53,500 Georgia-Pacific Corp.                       3,139,781
   98,500 (d)(c)Georgia-Pacific Corp.                 2,247,031
                                                     ----------
          TOTAL CONSUMER DURABLES                     5,386,812
                                                     ----------
          CONSUMER NON-DURABLES -- 36.9%
          BEVERAGES & FOODS
  141,500 PepsiCo, Inc.                               5,173,594
  105,200 Quaker Oats Co.                             5,667,650
   87,600 Unilever N.V., ADR                          5,633,775
  175,000 Whitman Corp.                               3,117,188
                                                     ----------
          Total                                      19,592,207
                                                     ----------
          CONSUMER CYCLICAL
   50,000 (d)Nike, Inc., Class B                      2,193,750
                                                     ----------
          ENTERTAINMENT
   25,600 Disney (Walt) Co.                           2,865,600
                                                     ----------

 --------------------------------------------------------------
  Shares                Description                       Value
 --------------------------------------------------------------
          COMMON STOCKS (continued)
          CONSUMER NON-DURABLES (continued)
          HEALTH CARE
   80,200 (d)Abbott Laboratories                     $5,999,962
  150,000 (d)Columbia/HCA Healthcare Corp.            4,068,750
   52,500 (d)Merck & Co., Inc.                        6,697,031
   85,000 Schering Plough Corp.                       6,465,313
                                                    -----------
          Total                                      23,231,056
                                                    -----------
          MEDIA
   97,600 Gannett Co., Inc.                           6,301,300
   87,300 New York Times Co., Class A                 5,712,694
   79,300 (d)Time Warner, Inc.                        5,352,750
                                                    -----------
          Total                                      17,366,744
                                                    -----------
          MEDICAL SUPPLIES
   75,000 Johnson & Johnson                           5,662,500
   86,200 (d)Smithkline Beecham Corp., ADR            5,333,625
                                                    -----------
          Total                                      10,996,125
                                                    -----------
          RETAIL
  146,500 (d)(c)Federated Department Stores, Inc.     6,867,187
   70,700 (c)Kohl's Corp.                             5,669,256
   50,000 (d)Nordstrom, Inc.                          2,867,188
  150,000 (c)Safeway, Inc.                            5,231,250
  188,200 Walgreen Co.                                6,904,588
                                                    -----------
          Total                                      27,539,469
                                                    -----------
          SERVICES
   50,000 Manpower, Inc.                              2,109,375
        1 (c)Midas, Inc.                                     18
                                                    -----------
          Total                                       2,109,393
                                                    -----------
          TOBACCO
  171,800 Philip Morris Cos., Inc.                    7,462,563
                                                    -----------
          TOTAL CONSUMER NON-DURABLES               113,356,907
                                                    -----------
          ENERGY -- 7.3%
          INTERNATIONAL OIL & GAS
   93,000 Exxon Corp.                                 5,940,375
  143,000 (d)Occidental Petroleum Corp.               3,655,438
   90,800 (d)Royal Dutch Petroleum Co., ADR           4,931,575
   50,000 Schlumberger Ltd.                           3,768,750
   73,800 (d)Texaco, Inc.                             4,118,963
                                                    -----------
          TOTAL ENERGY                               22,415,101
                                                    -----------
          FINANCIAL -- 17.0%
          BANKS
  112,800 (d)Bank of New York Co., Inc.               6,605,850
   95,000 BankAmerica Corp.                           7,362,500
   43,700 Chase Manhattan Corp.                       5,421,531
   50,000 First Chicago NBD Corp.                     4,109,375
   75,000 Mellon Bank Corp.                           4,673,437
                                                    -----------
          Total                                      28,172,693
                                                    -----------
          INSURANCE
   50,850 American International Group, Inc.          6,111,534
  178,400 Provident Cos., Inc.                        6,422,400
                                                    -----------
          Total                                      12,533,934
                                                    -----------

(See Notes to Portfolios of Investments)

[_] MARSHALL FUNDS
--------------------------------------------------------------------------------
 LARGE-CAP GROWTH & INCOME FUND (continued)

 -----------------------------------------------------------------------------
  Shares or
  Principal
  Amount                         Description                             Value
 -----------------------------------------------------------------------------
             COMMON STOCKS (continued)
             FINANCIAL (continued)
             OTHER FINANCIAL
      48,800 American Express Co.                                   $4,395,050
     150,200 Federal Home Loan Mortgage Corp.                        7,096,950
                                                                  ------------
             Total                                                  11,492,000
                                                                  ------------
             TOTAL FINANCIAL                                        52,198,627
                                                                  ------------
             TRANSPORTATION -- 1.3%
             RAILROAD
      78,600 UNION PACIFIC CORP.                                     4,008,600
                                                                  ------------
             UTILITIES -- 9.4%
             ELECTRIC
      64,100 Duke Energy Corp.                                       3,561,556
                                                                  ------------
             GAS DISTRIBUTION
      37,300 Consolidated Natural Gas Co.                            2,144,750
                                                                  ------------
             TELECOMMUNICATIONS
     113,000 (d)Ameritech Corp.                                      4,710,687
      85,900 GTE Corp.                                               4,649,337
      63,300 Motorola, Inc.                                          3,528,975
      65,900 SBC Communications, Inc.                                4,983,688
     140,000 (d)(c)WorldCom, Inc.                                    5,346,250
                                                                  ------------
             Total                                                  23,218,937
                                                                  ------------
             TOTAL UTILITIES                                        28,925,243
                                                                  ------------
             TOTAL COMMON STOCKS
              (identified cost $202,700,720)                       303,488,108
                                                                  ------------
             (E)COLLATERAL FOR SECURITIES LENDING -- 22.9% 48,000,000 (b)Morgan
  Stanley Corp., Repurchase Agreement,
              5.81%, 3/2/1998                                       48,000,000
  22,000,000 (b)Lehman Brothers, Corp., Repurchase Agreement,
              5.72%, 3/2/1998                                       22,000,000
     273,900 Dreyfus Cash Management Plus (shares at net asset
              value)                                                   273,900
                                                                  ------------
             TOTAL COLLATERAL FOR SECURITIES LENDING (at
              amortized cost)                                       70,273,900
                                                                  ------------
             (B)REPURCHASE AGREEMENT -- 1.8%
  $5,654,717 Lehman Brothers, Inc., 5.62%, dated 2/27/1998, due
              3/2/1998 (at amortized cost)                           5,654,717
                                                                  ------------
             TOTAL INVESTMENTS (identified cost $278,629,337)     $379,416,725
                                                                  ============

--------------------------------------------------------------------------------
 MID-CAP VALUE FUND

 -------------------------------------------------------------
  Shares                Description                      Value
 -------------------------------------------------------------
          COMMON STOCKS -- 94.8%
          CAPITAL GOODS -- 8.3%
          COMPUTERS
  261,700 (c)Silicon Graphics, Inc.                 $3,941,856
                                                    ----------
          OTHER CAPITAL GOODS
  102,300 (c)Acuson Corp.                            1,879,762
  160,000 ITT Industries, Inc.                       5,480,000
  155,500 Stewart & Stevenson Services               3,800,031
                                                    ----------
          Total                                     11,159,793
                                                    ----------
          Total Capital Goods                       15,101,649
                                                    ----------
          CONSUMER DURABLES -- 5.3%
          HOUSEHOLD PRODUCT/WARES
  129,000 (d)Rubbermaid, Inc.                        3,741,000
   46,400 (d)Sunbeam Corp.                           1,919,800
   91,800 Tupperware Corp.                           2,467,125
                                                    ----------
          Total                                      8,127,925
                                                    ----------
          MANUFACTURING
   50,000 Flowserve Corp.                            1,584,375
                                                    ----------
          Total Consumer Durables                    9,712,300
                                                    ----------
          CONSUMER NON-DURABLES -- 32.4%
          BEVERAGES & FOODS
  516,900 Darden Restaurants, Inc.                   6,978,150
  200,000 Food Lion, Inc., Class A                   2,018,750
  234,000 Food Lion, Inc., Class B                   2,310,750
  129,000 International Multifoods Corp.             3,603,937
                                                    ----------
          Total                                     14,911,587
                                                    ----------
          COMMERCIAL STAPLES
  105,000 American Greetings Corp., Class A          4,790,625
   53,000 (c)Scholastic Corp.                        2,100,125
                                                    ----------
          Total                                      6,890,750
                                                    ----------
          COSMETICS/TOILETRIES
  225,000 (d)Dial Corp.                              5,329,687
                                                    ----------
          PHARMACEUTICALS & HEALTH CARE
  291,200 (c)Perrigo Co.                             3,130,400
  117,400 (c)Tenet Healthcare Corp.                  4,380,488
                                                    ----------
          Total                                      7,510,888
                                                    ----------
          RETAIL
  100,400 Dillards, Inc., Class A                    3,576,750
   79,500 (c)(d)Federated Department Stores, Inc.    3,726,562
  114,778 Limited, Inc.                              3,328,562
                                                    ----------
          Total                                     10,631,874
                                                    ----------
          SERVICES
  105,600 Ikon Office Solutions, Inc.                3,451,800
  252,000 Viad Corp.                                 6,095,250
                                                    ----------
          Total                                      9,547,050
                                                    ----------
          TOBACCO
  116,000 (d)UST, Inc.                               4,110,750
                                                    ----------
          Total Consumer Non-Durables               58,932,586
                                                    ----------
          ENERGY -- 4.4%
          OIL & GAS PRODUCTS
  108,320 (d)USX Corp.                               3,743,810
  114,500 Unocal Corp.                               4,315,219
                                                    ----------
          Total Energy                               8,059,029
                                                    ----------


(See Notes to Portfolios of Investments)


                                                   February 28, 1998 (unaudited)
                                                      PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
 MID-CAP VALUE FUND (continued)

 ----------------------------------------------------------------
  Shares                 Description                        Value
 ----------------------------------------------------------------
          COMMON STOCKS (continued)
          FINANCIAL -- 7.6%
          INSURANCE
   92,600 Everest Re Holdings, Inc.                    $3,414,625
  134,500 IPC Holdings Ltd.                             4,152,688
   50,400 Torchmark Corp.                               2,346,750
                                                      -----------
          Total                                         9,914,063
                                                      -----------
          OTHER FINANCIAL
   50,000 Dun & Bradstreet Corp.                        1,675,000
   93,720 Trizec Hahn Corp.                             2,301,998
                                                      -----------
          Total                                         3,976,998
                                                      -----------
          Total Financial                              13,891,061
                                                      -----------
          RAW MATERIALS/INTERMEDIATE GOODS -- 21.0%
          CHEMICALS
  366,050 Calgon Carbon Corp.                           4,758,650
   57,900 Eastman Chemical Co.                          3,792,450
   82,750 (d)Imperial Chemical Industries, PLC, ADR     6,051,094
  131,800 Lawter International, Inc.                    1,540,412
                                                      -----------
          Total                                        16,142,606
                                                      -----------
          CONTAINER & GLASS
   60,000 Crown Cork & Seal Co., Inc.                   3,240,000
                                                      -----------
          INTERMEDIATE GOODS
  133,900 Canadian Pacific Ltd.                         3,824,519
  175,127 Hanson PLC, ADR                               4,432,902
                                                      -----------
          Total                                         8,257,421
                                                      -----------
          PAPERS & RELATED PRODUCTS
   55,500 Consolidated Papers, Inc.                     3,222,469
   57,000 Fort James Corp.                              2,586,375
   56,800 Mead Corp.                                    1,941,850
                                                      -----------
          Total                                         7,750,694
                                                      -----------
          SERVICES
  110,537 Waste Management, Inc.                        2,763,425
                                                      -----------
          Total Raw Materials/Intermediate Goods       38,154,146
                                                      -----------
          TELECOMMUNICATIONS -- 4.9%
          SERVICES
  186,934 (c)TCI Ventures Group, Class A                2,885,788
   97,033 (c)(d)Tele-Communications, Inc., Class A      2,820,027
   98,300 (c)(d)U.S. West Media Group                   3,164,031
                                                      -----------
          Total                                         8,869,846
                                                      -----------
          TRANSPORTATION -- 1.9%
          OTHER TRANSPORTATION
  120,180 Alexander and Baldwin, Inc.                   3,395,085
                                                      -----------
          UTILITIES -- 9.0%
          ELECTRIC
  146,620 Entergy Corp.                                 4,242,816
   75,000 Pinnacle West Capital Corp.                   3,060,938
  107,600 Texas Utilities Co.                           4,351,075
                                                      -----------
          Total                                        11,654,829
                                                      -----------
          ELECTRIC DISTRIBUTION
  108,600 Telephone and Data System, Inc.               4,730,889
                                                      -----------
          Total Utilities                              16,385,718
                                                      -----------
          TOTAL COMMON STOCKS
           (identified cost $139,308,175)             172,501,420
                                                      -----------

 -----------------------------------------------------------------------------
  Shares or
  Principal
  Amount                         Description                             Value
 -----------------------------------------------------------------------------
             (E)COLLATERAL FOR SECURITIES LENDING -- 11.4%
    $807,973 Dreyfus Cash Management Plus (shares at net asset
              value)                                                  $807,973
   2,000,000 Merrill Lynch & Co., Inc., Medium Term Notes,
              5.81%, 3/2/1998                                        1,999,620
  18,000,000 (b)Morgan Stanley Corp., Repurchase Agreement,
              5.81%, 3/2/1998                                       18,000,000
                                                                  ------------
             TOTAL COLLATERAL FOR SECURITIES LENDING (at
              amortized cost)                                       20,807,593
                                                                  ------------
             (B)REPURCHASE AGREEMENT -- 5.1%
   9,225,718 Lehman Brothers, Inc., 5.62%, dated 2/27/1998, due
              3/2/1998 (at amortized cost)                           9,225,718
                                                                  ------------
             TOTAL INVESTMENTS
              (identified cost $169,341,486)                      $202,534,731
                                                                  ============

--------------------------------------------------------------------------------
 MID-CAP GROWTH FUND

 ---------------------------------------------------------------------------
  Shares                      Description                              Value
 ---------------------------------------------------------------------------
          COMMON STOCKS -- 98.2%
          CAPITAL GOODS -- 16.3%
          COMPUTER SERVICES
   35,000 (c)America Online, Inc.                               $  4,239,375
  100,000 (c)Cambridge Technology Partners, Inc.                   4,550,000
   85,000 (c)Compuware Corp.                                       3,580,625
   60,000 (c)Concord EFS, Inc.                                     1,867,500
   85,000 (d)HBO & Co.                                             4,600,625
   75,000 (c)Saville Systems Ireland PLC, ADR                      3,515,625
   70,000 (c)Security Dynamics Technologies, Inc.                  2,493,750
  140,000 (c)(d)Transaction Systems Architects, Inc., Class A      6,090,000
                                                                ------------
          Total                                                   30,937,500
                                                                ------------
          COMPUTERS
   70,000 (c)Lexmark Intl. Group, Class A                          2,992,500
                                                                ------------
          ELECTRICAL EQUIPMENT
   35,000 (c)Teradyne, Inc.                                        1,651,563
                                                                ------------
          Total Capital Goods                                     35,581,563
                                                                ------------
          CONSUMER DURABLES -- 1.3%
          AUTOMOTIVE & RELATED
  100,000 Harley Davidson, Inc.                                    2,900,000
                                                                ------------
          CONSUMER NON-DURABLES -- 57.6%
          BEVERAGES & FOODS
   75,000 (d)Coca Cola Enterprises, Inc.                           2,479,687
   20,000 (c)Whole Foods Market, Inc.                              1,223,750
                                                                ------------
          Total                                                    3,703,437
                                                                ------------
          BROADCASTING
   70,000 (c)(d)Clear Channel Communications, Inc.                 6,343,750
  125,000 (c)Heftel Broadcasting Corp., Class A                    5,921,875
   80,000 (c)(d)Jacor Communications, Inc., Class A                4,630,000


(See Notes to Portfolios of Investments)

[_] MARSHALL FUNDS
--------------------------------------------------------------------------------
 MID-CAP GROWTH FUND (continued)

 -----------------------------------------------------------------
  Shares                  Description                        Value
 -----------------------------------------------------------------
          COMMON STOCKS (continued)
          CONSUMER NON-DURABLES (continued)
          BROADCASTING (continued)
   75,000 (c)Univision Communications, Inc., Class A    $2,878,125
  100,000 (c)Westwood One, Inc.                          3,100,000
                                                       -----------
          Total                                         22,873,750
                                                       -----------
          COMMERCIAL SERVICES
   70,000 (c)(d)Applied Graphics Technologies, Inc.      4,138,750
  125,000 (c)MSC Industrial Direct Co.                   5,976,563
  100,000 (c)Rental Service Corp.                        2,350,000
  100,000 (c)(d)USA Waste Services, Inc.                 4,162,500
   25,000 (c)Universal Outdoor Holdings, Inc.            1,500,000
                                                       -----------
          Total                                         18,127,813
                                                       -----------
          DRUGS
  100,000 (c)(d)Alza Corp.                               3,737,500
  130,000 (c)North American Vaccine, Inc.                2,632,500
  110,000 (c)(d)Parexel International Corp.              4,152,500
   55,000 (c)(d)Theragenics Corp.                        3,265,625
                                                       -----------
          Total                                         13,788,125
                                                       -----------
          HEALTH CARE
  150,000 (c)Health Management Association, Class A      4,171,875
  125,000 (d)Omnicare, Inc.                              4,625,000
  100,000 (c)(d)Sunrise Assisted Living, Inc.            4,225,000
                                                       -----------
          Total                                         13,021,875
                                                       -----------
          LEISURE & RECREATION
  100,000 (d)Royal Caribbean Cruises, Ltd.               5,475,000
  110,000 (c)(d)Speedway Motorsports, Inc.               2,956,250
  155,000 (c)Steiner Leisure Ltd.                        6,200,000
                                                       -----------
          Total                                         14,631,250
                                                       -----------
          MANUFACTURING
  105,000 (c)Novel Denim Holdings Ltd.                   2,611,875
                                                       -----------
          MEDIA
  120,000 (c)Outdoor Systems, Inc.                       3,577,500
                                                       -----------
          MEDICAL SUPPLIES
  100,000 (c)Biomet, Inc.                                2,981,250
  160,000 (c)Sybron International Corp.                  4,370,000
                                                       -----------
          Total                                          7,351,250
                                                       -----------
          RESTAURANTS
  125,000 (c)(d)Landrys Seafood Restaurants, Inc.        3,312,500
                                                       -----------
          RETAIL
  125,000 (c)(d)Bed Bath & Beyond, Inc.                  5,398,437
  100,000 (c)Kohl's Corp.                                8,018,750
   80,000 (c)Staples, Inc.                               1,690,000
                                                       -----------
          Total                                         15,107,187
                                                       -----------
          SERVICES
   50,000 (c)(d)Apollo Group, Inc., Class A              2,118,750
   75,000 (c)(d)Corestaff, Inc.                          2,339,062
   75,000 (c)Metzler Group, Inc.                         3,206,250
                                                       -----------
          Total                                          7,664,062
                                                       -----------
          Total Consumer Non-Durables                  125,770,624
                                                       -----------

 ------------------------------------------------------------------------------
  Shares or
  Principal
  Amount                         Description                              Value
 ------------------------------------------------------------------------------
             COMMON STOCKS (continued)
             ENERGY -- 5.4%
     100,000 ENSCO International, Inc.                               $2,912,500
      75,000 (c)EVI, Inc.                                             3,679,687
     175,000 (c)Newpark Resources, Inc.                               3,368,750
      70,000 (c)R&B Falcon Corp.                                      1,855,000
                                                                   ------------
             Total                                                   11,815,937
                                                                   ------------
             FINANCIAL -- 9.0%
      50,000 Franklin Resources, Inc.                                 2,550,000
      85,000 INMC Mortgage Holdings, Inc.                             2,236,563
      90,000 (d)MGIC Investment Corp.                                 6,631,875
     100,000 Paychex, Inc.                                            5,162,500
      75,000 SouthTrust Corp.                                         3,065,625
                                                                   ------------
             Total                                                   19,646,563
                                                                   ------------
             TELECOMMUNICATIONS -- 8.6%
     160,000 (c)Brightpoint, Inc.                                     3,280,000
      90,000 (c)Electric Lightwave, Inc., Class A                     1,338,750
     125,000 (c)(d)NEXTEL Communications, Inc., Class A               3,695,313
     100,000 (c)(d)Pacific Gateway Exchange, Inc.                     4,331,250
     100,000 (c)(d)Tellabs, Inc.                                      6,037,500
                                                                   ------------
             Total                                                   18,682,813
                                                                   ------------
             TOTAL COMMON STOCKS
              (identified cost $168,628,536)                        214,397,500
                                                                   ------------
             (G)U.S. TREASURY BILL -- 0.1%
    $150,000 5/7/1998 (identified cost $148,596)                        148,644
                                                                   ------------
             (E)COLLATERAL FOR SECURITIES LENDING -- 29.3% 296,250 Dreyfus Cash
     Management Plus (shares at net asset
              value)                                                    296,250
   6,750,000 Federal Signal Corp., Master Note, 5.647%, 3/2/1998      6,750,000
   7,000,000 General Motors Acceptance Corp., Master Note,
              5.579%, 3/2/1998                                        7,000,000
   3,000,000 J.P. Morgan Securities, Master Note, 5.635%,
              3/2/1998                                                3,000,000
   1,999,620 Merrill Lynch & Co., Inc., 5.810%, 3/2/1998              1,999,620
  45,000,000 (b)Morgan Stanley Co., Inc., Repurchase Agreement,
              5.813%, 3/2/1998                                       45,000,000
                                                                   ------------
             TOTAL COLLATERAL FOR SECURITIES LENDING (at
              amortized cost)                                        64,045,870
                                                                   ------------
             (B)REPURCHASE AGREEMENT -- 2.1%
   4,690,965 Lehman Brothers, Inc., 5.62%, dated 2/27/1998, due
              3/2/1998 (at amortized cost)                            4,690,965
                                                                   ------------
             TOTAL INVESTMENTS
              (identified cost $237,513,967)                       $283,282,979
                                                                   ============

(See Notes to Portfolios of Investments)

                                                   February 28, 1998 (unaudited)
                                                      PORTFOLIO OF INVESTMENTS


--------------------------------------------------------------------------------
 INTERNATIONAL STOCK FUND

 ------------------------------------------------------------------------
  Shares                      Description                           Value
 ------------------------------------------------------------------------
          COMMON STOCKS -- 83.1%
          ARGENTINA -- 2.9%
   65,750 (d)(h)Telefonica de Argentina S.A., ADR              $2,367,000
  145,500 (d)YPF Sociedad Anonima, ADR                          4,601,438
                                                               ----------
          Total                                                 6,968,438
                                                               ----------
          AUSTRALIA -- 3.5%
   81,390 BTR PLC, Class A                                        207,194
  489,500 David Jones Ltd.                                        548,290
  915,000 Gio Australia Holdings Ltd.                           2,587,702
  460,700 Mayne Nickless Ltd.                                   2,533,245
   64,235 News Corp., Ltd.                                        407,716
  481,200 Pioneer International Ltd.                            1,388,317
   50,500 (c)(h)Qantas Airways, ADR                               863,510
                                                               ----------
          Total                                                 8,535,974
                                                               ----------
          AUSTRIA -- 1.2%
    9,900 Evn Energie-Versorgung Niederoesterreich AG           1,397,427
   11,000 VA Technologie AG                                     1,525,867
                                                               ----------
          Total                                                 2,923,294
                                                               ----------
          BELGIUM -- 0.5%
   15,900 (c)NV Union Miniere S.A.                              1,176,676
                                                               ----------
          BERMUDA -- 2.0%
  170,000 Jardine Matheson Holdings Ltd.                          795,600
   83,000 PartnerRe Ltd.                                        4,046,250
                                                               ----------
          Total                                                 4,841,850
                                                               ----------
          BRAZIL -- 3.8%
   86,100 (d)Companhia Vale Do Rio Doce, ADR                    1,874,130
  105,700 (d)Lojas Americanas S.A., ADR                           664,039
  111,200 (d)Petroleo Brasileiro S.A., ADR                      2,518,869
   34,150 (d)Telecomunicacoes Brasileiras S.A., ADR             4,181,241
                                                               ----------
          Total                                                 9,238,279
                                                               ----------
          CANADA -- 1.9%
  120,000 Canadian Imperial Bank of Commerce                    3,797,548
   37,000 (c)Newbridge Networks Corp.                             866,812
                                                               ----------
          Total                                                 4,664,360
                                                               ----------
          CHINA -- 0.3%
   94,100 Shandong Huaneng Power Company Ltd., Class N, ADR       793,969
                                                               ----------
          CZECHOSLOVOKIA -- 0.3%
   28,315 CEZ A.S.                                                811,555
                                                               ----------
          DENMARK -- 1.3%
   47,000 (d)Tele Danmark A.S., Class B                         3,045,591
                                                               ----------
          FINLAND -- 1.7%
   47,500 (c)Amer Group, Ltd., Class A                            949,008
  425,000 (c)Merita Ltd, Class A                                2,485,583
   73,500 (d)Metsa-Serla Oy, Class B                              654,134
                                                               ----------
          Total                                                 4,088,725
                                                               ----------
          FRANCE -- 10.6%
   70,319 AXA                                                   6,810,473
   18,842 Alcatel Alsthom                                       2,453,813
   97,381 Banque Nationale de Paris                             5,892,659
    1,500 Compagnie Generale D'Industrie Et De Participation      645,975

 ------------------------------------------------------------------
  Shares                    Description                       Value
 ------------------------------------------------------------------
            COMMON STOCKS (continued)
            FRANCE (continued)
     25,592 Elf Aquitaine SA                             $2,916,263
     29,000 Eramet SLN                                    1,220,275
      1,766 Marine-Wendel SA                                251,186
     53,218 (c)Renault S.A.                               1,855,170
     82,332 Rhone-Poulenc, Class A                        3,798,793
                                                         ----------
            Total                                        25,844,607
                                                         ----------
            GERMANY -- 2.0%
     53,500 (d)Bayer AG                                   2,256,264
     37,650 (d)Deutsche Bank, AG                          2,587,212
                                                         ----------
            Total                                         4,843,476
                                                         ----------
            GREAT BRITAIN -- 12.2%
  2,211,306 Albert Fisher Group PLC                       1,038,292
    777,176 BG PLC                                        3,902,015
  1,929,000 BTR PLC                                       5,124,572
    189,800 (d)British Steel PLC, ADR                     4,685,688
    880,800 (c)Centrica PLC                               1,567,208
    585,865 Hillsdown Holdings PLC                        1,553,993
    125,166 Hyder PLC                                     1,934,260
    146,100 Kwik Save Group PLC                             828,008
  1,500,000 Medeva PLC                                    3,855,152
    264,434 National Power Co. PLC                        2,742,450
     36,434 (c)Nycomed Amersham PLC                       1,322,288
    345,694 The BICC Group                                  757,476
     60,000 (c)Waste Management International PLC, ADR      363,750
                                                         ----------
            Total                                        29,675,152
                                                         ----------
            HONG KONG -- 3.9%
     73,307 HSBC Holdings PLC                             2,120,861
    628,000 Hong Kong Electric Holdings Ltd.              2,230,546
    455,000 Hong Kong Ferry Holdings                        470,132
    210,000 Hutchison Whampoa                             1,484,985
    485,500 Jardine Strategic Holdings Ltd.               1,383,675
    894,000 South China Morning Post Holdings Ltd.          646,613
    171,500 Swire Pacific Ltd., Class A                   1,032,212
                                                         ----------
            Total                                         9,369,024
                                                         ----------
            HUNGARY -- 1.0%
     88,814 (c)(h)MOL Magyar Olay, GDR                    2,353,571
                                                         ----------
            INDONESIA -- 0.4%
  1,161,500 Lippo Bank                                      102,876
    599,500 Barito Pacific Timber                           137,029
     51,600 (d)Indosat, ADR                                 774,000
    630,000 PT Pan Indonesia Bank                            43,200
     90,000 PT Pan Indonesia Bank, Warrants                     741
                                                         ----------
            Total                                         1,057,846
                                                         ----------
            ITALY -- 4.1%
    260,000 Autostrade Spa                                  974,573
    170,000 (d)Burgo (Cartiere) S.P.A.                    1,156,032
  1,120,900 (d)Fiat S.P.A.                                3,944,424
    825,000 Telecom Italia S.P.A.                         4,008,574
                                                         ----------
            Total                                        10,083,603
                                                         ----------
            JAPAN -- 1.2%
     55,000 Daito Trust Construction Co.                    488,501
     27,000 Sony Corp.                                    2,440,920
                                                         ----------
            Total                                         2,929,421
                                                         ----------

(See Notes to Portfolios of Investments)

[-] MARSHALL FUNDS

--------------------------------------------------------------------------------
 INTERNATIONAL STOCK FUND (continued)

 -----------------------------------------------------------------------
  Shares                      Description                          Value
 -----------------------------------------------------------------------
            COMMON STOCKS (continued)
            LUXEMBOURG -- 0.8%
    110,900 (d)Minorco S.A., ADR                              $1,940,750
                                                              ----------
            MEXICO -- 1.1%
    346,000 Alfa, S.A. de C.V., Class A                        1,967,753
    182,400 (d)Vitro S.A.                                        688,705
                                                              ----------
            Total                                              2,656,458
                                                              ----------
            NETHERLANDS -- 5.2%
     11,700 Akzo Nobel N.V.                                    2,376,683
     18,135 Ballast Nedam N.V.                                   940,258
     20,000 European Vinyls Corp., International N.V.            369,782
     63,750 ING Groep, N.V.                                    3,377,008
      9,657 Koninklijke Bijenkorf Beheer                         668,378
     62,000 Philips Electronics N.V.                           4,821,835
                                                              ----------
            Total                                             12,553,944
                                                              ----------
            NEW ZEALAND -- 1.5%
    802,000 Air New Zealand Ltd., Class B                      1,195,668
  1,853,300 Brierley Investments Ltd.                          1,256,897
     22,000 Fletcher Challenge                                    16,335
    137,500 (c)(d)Fletcher Challenge Building                    327,185
    137,500 (c)(d)Fletcher Challenge Energy                      502,434
    275,000 (c)Fletcher Challenge Paper                          369,791
                                                              ----------
            Total                                              3,668,310
                                                              ----------
            NORWAY -- 1.8%
     56,000 (c)Elkem A.S., Class A                               716,888
     61,800 Kvaerner A.S., Class B                             2,071,636
     60,500 Saga Petroleum A.S., Class A                       1,029,998
     39,500 Unitor Ships Service                                 492,629
                                                              ----------
            Total                                              4,311,151
                                                              ----------
            PERU -- 0.3%
     43,700 (c)(d)CPT Telefonica de Peru S.A., Class B, ADR      827,569
                                                              ----------
            PHILIPPINES -- 0.2%
     14,778 Philippine Long Distance Telephone Co., GDR          389,760
                                                              ----------
            PORTUGAL -- 0.9%
     34,500 BPI-SGPS S.A.                                      1,238,509
     32,700 Banco Totta & Acores Nationalisiert, Class B         907,258
                                                              ----------
            Total                                              2,145,767
                                                              ----------
            RUSSIA -- 0.4%
     49,200 (c)(d)(h)Gazprom, ADR                              1,020,900
                                                              ----------
            SINGAPORE -- 0.3%
    588,229 Dairy Farm International Holdings Ltd.               705,875
                                                              ----------
            SPAIN -- 6.1%
     91,500 (d)Corporacion Bancaria de Espana SA, ADR          3,414,094
     98,000 Endesa S.A.                                        2,167,296
    191,500 Iberdrola S.A.                                     2,771,481
     53,500 Repsol S.A.                                        2,387,212
    118,500 Telefonica de Espana                               4,077,436
                                                              ----------
            Total                                             14,817,519
                                                              ----------

 ------------------------------------------------------------------------------
  Shares or
  Principal
  Amount                          Description                             Value
 ------------------------------------------------------------------------------
             COMMON STOCKS (continued)
             SWEDEN -- 4.6%
      92,000 Astra AB, Class B                                       $1,800,088
      28,600 Autoliv, Inc., ADR                                         874,251
      47,000 Esselte AB, Class A                                        887,291
      59,100 (c)Granges AB                                            1,019,666
      98,000 (d)Stora Kopparbergs, Class B                            1,415,140
      75,000 (d)Svenska Handelsbanken, Stockholm                      3,211,540
      76,500 (d)Volvo AB, Class B                                     2,070,670
                                                                    -----------
             Total                                                   11,278,646
                                                                    -----------
             SWITZERLAND -- 4.0%
      13,800 Credit Suisse Group                                      2,493,692
         350 Reiseburo Kuoni AG, Class B                              1,429,594
         300 Societe Generale de Surveillance Holding SA, Class B       552,335
       9,500 Zurich Versicherungsgesellschaft                         5,182,407
                                                                    -----------
             Total                                                    9,658,028
                                                                    -----------
             UNITED STATES -- 1.1%
      89,600 Autoliv, Inc.                                            2,766,400
                                                                    -----------
             TOTAL COMMON STOCKS
              (identified cost $160,246,147)                        201,986,488
                                                                    -----------
             (E)COLLATERAL FOR SECURITIES LENDING -- 21.2% $483,006 Dreyfus Cash
    Management Plus (shares at net asset
              value)                                                    483,006
   3,000,000 Federal Signal Corp., Master Note, 5.647%, 3/2/1998      3,000,000
   2,000,000 GMAC Master Note, 5.579%, 3/2/1998                       2,000,000
   3,000,000 J.P. Morgan Securities Master Note, 5.635%, 3/2/1998     3,000,000
   3,000,000 Merrill Lynch Corp., Floating Rate Note, 5.81%,
              3/2/1998                                                3,000,000
  40,000,000 (b)Morgan Stanley Corp., Repurchase Agreement,
              5.813%, 3/2/1998                                       40,000,000
                                                                    -----------
             TOTAL COLLATERAL FOR SECURITIES LENDING (at
              amortized cost and value)                              51,483,006
                                                                    -----------
             PREFERRED STOCKS -- 1.1%
             AUSTRALIA -- 1.1%
     491,572 News Corp., Ltd., Pfd. (identified cost $2,138,225)      2,686,315
                                                                    -----------
             CONVERTIBLE BONDS -- 0.0%
             CAYMAN ISLANDS -- 0.0%
   1,790,000 PIV Investment Finance, Company Guarantee, 4.50%,
              12/1/2000 (identified cost $1,431,133)                     89,500
                                                                    -----------
             CONVERTIBLE PREFERRED STOCKS -- 2.8%
             ARGENTINA -- 0.7%
      24,080 (c)(h)Cointel, Telefonica de Argentina SA, PRIDES,
              $5.04                                                   1,790,950
                                                                    -----------
             AUSTRALIA -- 0.8%
      66,614 National Australia Bank, Ltd., Melbourne,
              Exchangeable Capital Unit, $1.97                        1,890,172
                                                                    -----------

(See Notes to Portfolios of Investments)


                                                   February 28, 1998 (unaudited)
                                                      PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
 INTERNATIONAL STOCK FUND (continued)

 ------------------------------------------------------------------------------
  Principal
  Amount                         Description                              Value
 ------------------------------------------------------------------------------
             CONVERTIBLE PREFERRED STOCKS (Continued)
             GREAT BRITAIN -- 0.1%
    $107,100 Hyder PLC, Pfd.                                           $210,855
                                                                   ------------
             MEXICO -- 0.9%
      42,978 Nacional Financiera, SNC, PRIDES, $6.79                  2,095,178
                                                                   ------------
             PHILIPPINES -- 0.3%
      29,000 (c)(h)Philippine Long Distance Telephone Co., Conv.
              Pfd., Series II, $1.44                                    761,250
                                                                   ------------
             TOTAL CONVERTIBLE PREFERRED STOCKS
              (identified cost $5,473,435)                            6,748,405
                                                                   ------------
             GOVERNMENT AGENCIES -- 8.5%
  10,840,000 Federal Farm Credit Bank, 5.62%, 4/1/1998               10,845,962
     590,000 (i)Federal Home Loan Bank, Discount Notes, 5.45%,
              3/18/1998                                                 588,560
     161,000 (i)Federal Home Loan Mortgage Corp., Discount
              Notes, 5.42%, 3/12/1998                                   160,733
     926,000 (i)Federal Home Loan Mortgage Corp., Discount
              Notes, 5.40%, 3/18/1998                                   923,639
     850,000 (i)Federal Home Loan Mortgage Corp., Discount
              Notes, 5.42%, 4/10/1998                                   844,968
   2,700,000 (i)Federal National Mortgage Association, Discount
              Notes, 5.45%, 3/24/1998                                 2,690,928
   1,060,000 (i)Federal National Mortgage Association, Discount
              Notes, 5.50%, 3/30/1998                                 1,055,372
   1,380,000 (i)Federal National Mortgage Association, Discount
              Notes, 5.36%, 4/29/1998                                 1,367,856
   2,245,000 (i)Federal National Mortgage Association, Discount
              Notes, 5.48%, 3/17/1998                                 2,239,612
                                                                   ------------
             TOTAL GOVERNMENT AGENCIES (identified cost
              $20,711,560)                                           20,717,630
                                                                   ------------
             U.S. TREASURY ISSUES -- 4.4%
     125,000 Treasury Bill, 3/26/1998                                   124,644
     204,000 Treasury Bill, 4/2/1998                                    203,176
     275,000 Treasury Bill, 4/9/1998                                    273,609
   1,145,000 Treasury Bill, 4/23/1998                                 1,136,129
   4,355,000 (d)Treasury Bill, 4/30/1998                              4,319,115
     100,000 Treasury Bill, 5/7/1998                                     99,096
   3,635,000 (d)Treasury Bill, 5/28/1998                              3,590,689
     836,000 Treasury Note, 5.125%, 4/30/1998                           835,794
                                                                   ------------
             TOTAL U.S. TREASURY ISSUES (identified cost
              $10,578,844)                                           10,582,252
                                                                   ------------
             TOTAL INVESTMENTS
              (identified cost $252,062,350)                       $294,293,596
                                                                   ============

INDUSTRY DIVERSIFICATION

                                      Percentage of
                                         Net Assets
 --------------------------------------------------
  Banking                                  10.9%
  Government Agencies                       8.5%
  Insurance                                 7.7%
  Telephone                                 7.4%
  Electric Utilities                        5.3%
  U.S. Treasury Securities                  4.4%
  Chemicals                                 3.7%
  Financial Services                        3.5%
  Gas & Pipeline Utilities                  3.4%
  Broadcasting                              3.3%
  Holding Cos.-Diversified                  3.3%
  Automotive                                3.1%
  Pharmaceuticals & Health Care             2.8%
  Oil & Gas                                 2.4%
  Oil                                       2.1%
  Electronic Technology                     2.0%
  Steel                                     1.9%
  Engineering & Construction                1.8%
  Automobile                                1.7%
  Conglomerates                             1.4%
  Retail Trade                              1.4%
  Electrical Equipment                      1.3%
  Mining                                    1.3%
  Metals                                    1.2%
  Services                                  1.2%
  Food & Beverage                           1.1%
  Household Appliances & Furnishings        1.0%
  Petroleum Services                        1.0%
  Paper                                     0.9%
  Finance                                   0.9%
  Water Utilities                           0.9%
  Non-Ferrous Metals                        0.8%
  Construction Equipment                    0.6%
  Forest Products                           0.6%
  Industrial Machinery                      0.6%
  Leisure                                   0.6%
  Aerospace & Related                       0.5%
  Investment Services                       0.5%
  Air Travel                                0.4%
  Electronics                               0.4%
  Office & Business Equipment               0.4%
  Process Industries                        0.4%
  Container & Glass                         0.3%
  Consumer Electric                         0.3%
  Business Services                         0.2%
  Commercial Services                       0.2%
  Construction Materials                    0.1%
  Industrial                                0.1%
  Pollution Control                         0.1%
  Other Assets and Liabilities, Net         0.1%
                                         -------
  Total                                  100.00%
                                         =======

(See Notes to Portfolios of Investments)

[_] MARSHALL FUNDS
--------------------------------------------------------------------------------
 SMALL-CAP GROWTH FUND

 ---------------------------------------------------------------------
  Shares                    Description                          Value
 ---------------------------------------------------------------------
         COMMON STOCKS -- 95.2%
         CAPITAL GOODS -- 16.7%
         COMPUTER SERVICES
  40,000 (c)Cambridge Technology Partners, Inc.             $1,820,000
  10,000 (c)SPR, Inc.                                          255,000
  50,000 (c)Saville Systems Ireland PLC, ADR                 2,343,750
  40,000 (c)Security Dynamics Technologies, Inc.             1,425,000
  50,000 (c)Transaction Systems Architects, Inc., Class A    2,175,000
                                                            ----------
         Total                                               8,018,750
                                                            ----------
         ELECTRONICS
  25,000 (c)ATMI, Inc.                                         693,750
  15,000 (c)Aavid Thermal Technologies                         515,625
  60,000 (c)Transcrypt International, Inc.                   1,005,000
  50,000 (c)Triumph Group, Inc.                              2,150,000
  50,000 (c)Uniphase Corp.                                   2,003,125
                                                            ----------
         Total                                               6,367,500
                                                            ----------
         Total Capital Goods                                14,386,250
                                                            ----------
         CONSUMER NON-DURABLES -- 64.5%
         BEVERAGES & FOODS
  60,000 (c)American Italian Pasta Co., Class A              1,796,250
  60,000 (c)AquaPenn Spring Water Co., Inc.                    772,500
                                                            ----------
         Total                                               2,568,750
                                                            ----------
         BROADCASTING
  50,000 (c)Cox Radio, Inc., Class A                         2,150,000
  50,000 (c)Heftel Broadcasting Corp., Class A               2,368,750
  75,000 (c)Outdoor Systems, Inc.                            2,235,938
  45,000 (c)Westwood One, Inc.                               1,395,000
                                                            ----------
         Total                                               8,149,688
                                                            ----------
         COMMERCIAL SERVICES
  60,000 (c)NOVA Corp.                                       1,620,000
  41,600 Schawk, Inc.                                          481,000
  50,000 (c)SteriGenics International, Inc.                    925,000
                                                            ----------
         Total                                               3,026,000
                                                            ----------
         DRUGS
  40,000 (c)NBTY, Inc.                                       1,862,500
  50,000 (c)North American Vaccine, Inc.                     1,012,500
  25,000 (c)Nutraceutical International Corp.                  543,750
  50,000 (c)Parexel International Corp.                      1,887,500
                                                            ----------
         Total                                               5,306,250
                                                            ----------
         HEALTH CARE
  70,000 (c)Alternative Living Services, Inc.                2,397,500
  55,000 (c)Province Heathcare Co.                           1,141,250
                                                            ----------
         Total                                               3,538,750
                                                            ----------
         LEISURE AND RECREATION
  75,000 (c)Steiner Leisure Ltd.                             3,000,000
                                                            ----------
         MANUFACTURING
  70,000 (c)Novel Denim Holdings Ltd.                        1,741,250
  70,000 (c)Rayovac Corp.                                    1,299,375
  75,000 Windmere Corp.                                      2,062,500
                                                            ----------
         Total                                               5,103,125
                                                            ----------

 ----------------------------------------------------------------------------
  Shares                        Description                             Value
 ----------------------------------------------------------------------------
          COMMON STOCKS (continued)
          CONSUMER NON-DURABLES (continued)
          MEDICAL SUPPLIES
   60,000 (c)Henry Schein, Inc.                                    $2,445,000
   30,000 (c)Milestone Scientific, Inc.                               682,500
   50,000 (c)Trex Medical Corp.                                       778,125
                                                                   ----------
          Total                                                     3,905,625
                                                                   ----------
          RESTAURANTS
   60,000 (c)Landrys Seafood Restaurants, Inc.                      1,590,000
   75,000 (c)Rainforest Cafe Inc.                                   1,237,500
                                                                   ----------
          Total                                                     2,827,500
                                                                   ----------
          RETAIL
  120,000 Casey's General Stores, Inc.                              1,807,500
   85,000 (c)Party City Corp.                                       2,316,250
                                                                   ----------
          Total                                                     4,123,750
                                                                   ----------
          SERVICES
   35,000 (c)ABR Information Services, Inc.                           993,125
   20,000 (c)Apollo Group, Inc., Class A                              847,500
   55,000 (c)Brightpoint, Inc.                                      1,127,500
   60,000 (c)Casella Waste Systems, Inc.                            1,462,500
   50,000 (c)Coast Dental Services, Inc.                            1,237,500
   50,000 (c)Corestaff, Inc.                                        1,559,375
   60,000 (c)EduTrek International, Inc., Class A                   1,320,000
   50,000 (c)MSC Industrial Direct Co.                              2,390,625
   40,000 (c)Metzler Group, Inc.                                    1,710,000
   70,000 (c)Rental Service Corp.                                   1,645,000
                                                                   ----------
          Total                                                    14,293,125
                                                                   ----------
          Total Consumer Non-Durables                              55,842,563
                                                                   ----------
          ENERGY -- 4.4%
          OIL & GAS EQUIPMENT & SERVICES
   35,000 (c)BJ Services Co., Warrants                              1,461,250
   60,000 (c)Eagle Geophysical, Inc.                                  817,500
   80,000 (c)Newpark Resources, Inc.                                1,540,000
                                                                   ----------
          Total Energy                                              3,818,750
                                                                   ----------
          FINANCIAL -- 4.6%
   30,000 CMAC Investment Corp.                                     2,010,000
   65,000 (c)Ocwen Financial Corp.                                  1,950,000
                                                                   ----------
          Total Financial                                           3,960,000
                                                                   ----------
          TELECOMMUNICATIONS -- 5.0%
   30,000 (c)Electric Lightwave, Inc., Class A                        446,250
   50,000 (c)McLeod, Inc., Class A                                  1,948,437
   45,000 (c)Pacific Gateway Exchange, Inc.                         1,949,063
                                                                   ----------
          Total Telecommunications                                  4,343,750
                                                                   ----------
          TOTAL COMMON STOCKS
           (identified cost $66,861,415)                           82,351,313
                                                                   ----------
          (G)U.S. TREASURY -- 0.1%
  125,000 United States Treasury Bill, 5/7/1998 (identified cost
           $123,841)                                                  123,870
                                                                   ----------

(See Notes to Portfolios of Investments)


                                                   February 28, 1998 (unaudited)
                                                      PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
 SMALL-CAP GROWTH FUND (continued)

 ----------------------------------------------------------------------------
  Principal
  Amount                         Description                            Value
 ----------------------------------------------------------------------------
             (B)REPURCHASE AGREEMENT -- 7.9%
  $6,858,176 Lehman Brothers, Inc., 5.62%, dated 2/27/1998, due
              3/2/1998 (at amortized cost)                         $6,858,176
                                                                  -----------
             TOTAL INVESTMENTS
              (identified cost $73,843,432)                       $89,333,359
                                                                  ===========
-----------------------------------------------------------------------------

 SHORT-TERM INCOME FUND

 ------------------------------------------------------------------------------
  Principal
  Amount                          Description                             Value
 ------------------------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 21.2%
   $792,174 BCF LLC., Series 1996-C2, Class A, 7.615%, 4/15/1999       $792,174
  4,000,000 Capital Asset Research Funding, Series 1997, Class A,
             6.46%, 12/15/2004                                        4,002,520
  2,156,281 CPS Auto Grantor Trust, Series 1997-2, Class A, 6.65%,
             8/15/2002                                                2,174,318
  2,477,204 Contitrade Services Home Equity Loan Trust, Series
             1991-1, Class A, 8.80%, 1/15/2006                        2,492,191
  2,190,731 Contitrade Services Home Equity Loan Trust, Series
             1991-2, Class A, 7.70%, 9/15/2006                        2,211,334
    521,581 Equicon Home Equity Loan Trust, Series 1992-7, Class A,
             5.90%, 9/18/2005                                           519,980
  4,738,743 Green Tree Home Equity Loan, Series 96-C, Class A2,
             7.10%, 6/15/2026                                         4,789,543
    136,070  HFC Revolving Home Equity Loan Trust, Series 1992-1, Class A,
             6.055%, 11/15/2017 136,614
  1,131,902 New York City Tax Lien, Class B, 6.56%, 5/5/2025          1,136,860
    469,440 Olympic Automobile Receivables Trust, Series 1994-A,
             5.65%, 1/15/2001                                           469,013
    771,787 Olympic Automobile Receivables Trust, Series 1995-B,
             Class A2, 7.35%, 10/15/2001                                784,621
    112,384 Premier Auto Tr, Series 1993-4, Class A2, 4.65%,
             2/2/1999                                                   112,174
      3,886 Structured Asset Securities Corp., Series 1995-C1,
             Class A1A, 7.375%, 9/25/2024                                 3,886
  1,667,253 The Money Store Home Equity Loan Trust, Series 1992-D2,
             Class A3, 7.55%, 1/15/2018                               1,729,708
  2,254,008 The Money Store Home Equity Loan Trust, Series 1995-C,
             Class A2, 6.25%, 8/15/2016                               2,254,019
  3,730,900 UCFC Home Equity Loan, Series 1995-A1, Class A5, 8.55%,
             1/10/2020                                                3,957,328
  2,000,000 UCFC Home Equity Loan, Series 1996-A, Class A4, 6.30%,
             12/31/2099                                               2,001,440

 ----------------------------------------------------------------------------
  Principal
  Amount                         Description                            Value
 ----------------------------------------------------------------------------
            ASSET-BACKED SECURITIES (continued)
   $401,529 Western Financial Grantor Trust, Series 1994-2,
             Class A1, 6.375%, 9/1/1999                              $402,288
                                                                   ----------
            TOTAL ASSET-BACKED SECURITIES
             (identified cost $29,858,552)                         29,970,011
                                                                   ----------
            COLLATERALIZED MORTGAGE OBLIGATIONS -- 27.5%
            FEDERAL HOME LOAN MORTGAGE
             CORPORATION -- 5.6%
    111,400 10.00%, 7/15/2018, Series 10D                             111,303
  3,874,704 7.00%, 1/15/2020, Series 1834, Class A                  3,914,427
  3,856,521 6.05%, 9/15/2020, Series 1818, Class A                  3,837,412
                                                                   ----------
            Total                                                   7,863,142
                                                                   ----------
            OTHER FINANCIAL -- 21.9%
    850,472 CMC Securities Corp., Series 1994-E, Class A1,
             6.00%, 3/25/2024                                         848,061
  3,479,105 Collateralized Mortgage Securities Corp., Series
             1990-5, Class H, 9.25%, 7/20/2020                      3,647,842
  3,280,615 Countrywide Home Loans, Inc., Series 1997-5, Class
             A2, 9.00%, 9/25/2027                                   3,367,554
  2,419,473  GE Capital Mortgage Services, Inc., Series 1997-6, Class A18,
             9.00%, 7/25/2027 2,498,880
  1,209,384  GE Capital Mortgage Services, Inc., Series 1995-8, Class A3, 7.00%,
             10/25/2025 1,209,397
  1,907,918 GE Capital Mortgage Services, Inc. 1994-28, Class
             A3, 8.00%, 8/25/2024                                   1,928,409
  1,696,606 Independent National Mortgage Corp., Series 1995-R,
             Class A1, 7.25%, 11/25/2010                            1,713,445
  1,232,571 Norwest Asset Securities Corp., Series 1996-9, Class
             A5, 10.00%, 1/25/2027                                  1,255,449
  1,634,656 PNC Mortgage Securities Corp., Series 1994-1, Class
             T7, 6.00%, 2/25/2024                                   1,602,878
  2,408,267  PNC Mortgage Securities Corp., Series 1997-3, Class 2A3, 7.50%,
             5/25/2027 2,428,894
    939,145 Prudential Home Mortgage Securities Co., Series
             1992-32, Class A4, 7.15%, 10/25/2022                     941,155
     54,400 Prudential Home Mortgage Securities Co., Series
             1993-54, Class A21, 5.50%, 1/25/2024                      53,585
  3,137,000 Residential Accredit Loans, Inc., Series 1996-QS5,
             Class AI5, 7.60%, 9/25/2026                            3,162,927
  1,795,550  Residential Asset Securitization Trust, Series 1996- A8, Class A1,
             8.00%, 12/25/2026 1,816,479
  1,012,443  Residential Funding Mortgage Securities I, Series 1993-S41, Class
             A1, 6.85%, 9/25/2023 1,012,812

(See Notes to Portfolios of Investments)


[_] MARSHALL FUNDS
--------------------------------------------------------------------------------
 SHORT-TERM INCOME FUND (continued)

 -------------------------------------------------------------------------
  Principal
  Amount                        Description                          Value
 -------------------------------------------------------------------------
             COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
             OTHER FINANCIAL (continued)
  $3,426,549 Securitized Asset Sales, Inc., Series 1995-4,
              Class A5, 7.25%, 11/25/2025                       $3,451,220
                                                                ----------
             Total                                              30,938,987
                                                                ----------
             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
              (identified cost $38,804,859)                     38,802,129
                                                                ----------
             CORPORATE BONDS -- 22.0%
             BANKS -- 4.8%
   4,000,000 (h)Corestates Capital Corp., Bank Guarantee,
              6.195%, 2/15/2027                                  3,852,180
   3,000,000 Old Kent Capital Trust I, 6.45%, 2/1/2027           2,936,028
                                                                ----------
             Total                                               6,788,208
                                                                ----------
             FINANCE -- 2.2%
   3,000,000 Lehman Brothers Holdings, Inc., 6.90%, 1/29/2001    3,049,830
                                                                ----------
             OTHER FINANCIAL -- 15.0%
   5,000,000 (h)Edison Funding Co., Sr. Note, 6.75%,
              12/17/1999                                         5,075,000
   3,250,000 (h)Florida Windstorm Under, 6.50%, 8/25/2002        3,286,530
   4,000,000 HSB Group, Inc., Company Guarantee, 6.50%,
              7/15/2027                                          3,944,728
   5,000,000 (h)Household Capital Trust III, Company
              Guarantee, 6.26%, 6/26/2004                        4,993,795
   4,000,000 Washington Water Power II, Bond, 6.75%, 6/1/2037    3,926,940
                                                                ----------
             Total                                              21,226,993
                                                                ----------
             TOTAL CORPORATE BONDS
              (identified cost $31,014,474)                     31,065,031
                                                                ----------
             CORPORATE NOTES -- 2.1%
             OTHER FINANCIAL -- 2.1%
   3,000,000 (h)EOP Operating LP, Sr. Note, 6.375%, 2/15/2003
              (identified cost $2,996,100)                       2,994,120
                                                                ----------
             MORTGAGE BACKED SECURITIES -- 13.2%
             FEDERAL HOME LOAN MORTGAGE CORPORATION -- 1.7%
   2,126,151 11.00%, 8/1/2019                                    2,388,603
                                                                ----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 11.5%
     999,637 8.00%, 8/1/2007                                     1,030,566
   3,297,721 8.00%, 5/1/2008                                     3,412,119
   2,393,767 11.00%, 12/1/2015                                   2,684,011
     952,191 10.00%, 7/1/2020                                    1,046,515
   1,367,006 9.50%, 12/1/2024                                    1,487,070
   2,799,138 9.50%, 1/1/2025                                     3,044,986
   1,762,957 9.50%, 1/1/2025                                     1,916,175
   1,519,677 9.50%, 1/1/2025                                     1,653,150
                                                                ----------
             Total                                              16,274,592
                                                                ----------
             TOTAL MORTGAGE BACKED SECURITIES
              (identified cost $18,476,274)                     18,663,195
                                                                ----------

 -----------------------------------------------------------------------------
  Principal
  Amount                         Description                             Value
 -----------------------------------------------------------------------------
             (F)VARIABLE RATE NOTES -- 2.1%
  $3,000,000 Lehman Brothers Holdings, Inc., 6.21%, 9/3/2002
              (identified cost $2,970,450)                          $2,996,208
                                                                  ------------
             U.S. TREASURY SECURITIES -- 5.3%
             U.S. TREASURY NOTES -- 5.3%
   5,000,000 5.50%, 1/31/2003                                        4,979,750
   2,500,000 5.625%, 12/31/2002                                      2,502,150
                                                                  ------------
             TOTAL U.S. TREASURY SECURITIES (identified cost
              $7,543,164)                                            7,481,900
                                                                  ------------
             (B)REPURCHASE AGREEMENT -- 6.5%
   9,183,799 Lehman Brothers, Inc., 5.62%, dated 2/27/1998, due
              3/2/1998 (at amortized cost)                           9,183,799
                                                                  ------------
             TOTAL INVESTMENTS
              (identified cost $140,847,672)                      $141,156,393
                                                                  ============
------------------------------------------------------------------------------

 INTERMEDIATE BOND FUND

 ------------------------------------------------------------------------------
  Principal
  Amount                          Description                             Value
 ------------------------------------------------------------------------------
              ASSET-BACKED SECURITIES -- 16.9%
  $10,000,000 Bridgestone/Firestone Master Trust 1996-1, Class A,
               6.17%, 7/1/2003                                      $10,057,250
    7,735,000 Contimortgage Home Equity Loan Trust 1995-4, Class
               A5, 6.56%, 12/15/2010                                  7,766,675
    9,000,000 DLJ Mortgage Acceptance Corp. 1998-CF1, Series
               1998-CF1, Class A1B, 6.41%, 2/15/2008                  9,016,920
    7,185,000 Green Tree Financial Corp. 1994-7, Series 1994-7,
               Class A4, 8.35%, 3/15/2020                             7,472,472
   17,370,000 Green Tree Financial Corp. 1996-6, Series 1996-6,
               Class A3, 6.75%, 8/15/2015                            17,518,687
   12,000,000 J.P. Morgan Commercial Mortgage Finance Corp. 1997-
               C5, Class A2, 7.069%, 9/15/2029                       12,453,720
   10,000,000 Metris Master Trust 1997-1, Class A, 6.87%,
               11/20/2005                                            10,281,200
    1,697,495 Mortgage Capital Funding 1995-MC1, Class A1A,
               7.75%, 5/25/2027                                       1,708,631
    5,649,519 Olympic Automobile Receivables Trust 1995-D, Class
               A4, 6.05%, 11/15/2000                                  5,658,756
   12,000,000 TMS Home Equity Trust 1996-B, Class A7, 7.55%,
               2/15/2020                                             12,403,440
                                                                    -----------
              TOTAL ASSET-BACKED SECURITIES
               (identified cost $93,045,375)                         94,337,751
                                                                    -----------

(See Notes to Portfolios of Investments)

                                                   February 28, 1998 (unaudited)
                                                      PORTFOLIO OF INVESTMENTS


--------------------------------------------------------------------------------
 INTERMEDIATE BOND FUND (continued)

 ------------------------------------------------------------------------------
  Principal
  Amount                          Description                             Value
 ------------------------------------------------------------------------------
              COLLATERALIZED MORTGAGE OBLIGATIONS -- 14.6%
  $10,094,199 Countrywide Home Loans, Inc., Series 1997-5, Class
               A2, 9.00%, 9/25/2027                                 $10,361,705
   10,839,248 Federal Home Loan Mortgage Corp., Series 1829,
               Class H, 6.50%, 10/15/2021                            10,873,012
    9,299,288 Federal Home Loan Mortgage Corp., Series 1834,
               Class A, 7.00%, 1/15/2020                              9,394,624
   15,000,000  Federal National Mortgage Association, Series 1997- 17, Class PD,
               7.00%, 4/18/2021 15,225,930
    9,385,088 GE Capital Mortgage Services, Inc. 1997-6, Series
               1997-6, Class A18, 9.00%, 7/25/2027                    9,693,107
    4,475,773 Norwest Asset Securities Corp. 1996-9, Series 1996-
               9, Class A5, 10.00%, 1/25/2027                         4,558,848
      331,722  Prudential Home Mortgage Securities 1993-54, Series 1993-54,
               Class A21, 5.50%, 1/25/2024 326,753
   14,000,000 Rasta 1996-A, Class A2, 7.50%, 11/11/2025              14,081,130
    7,000,000 Residential Accredit Loans, Inc. 1996-QS5, Series
               1996-QS5, Class AI5, 7.60%, 9/25/2026                  7,057,855
       16,216 Structured Asset Securities Corp. 1995-C1, Series
               1995-C1, Class A1A, 7.375%, 9/25/2024                     16,216
                                                                    -----------
              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
               (identified cost $81,409,857)                         81,589,180
                                                                    -----------
              CORPORATE BONDS -- 37.3%
              AEROSPACE & RELATED -- 0.9%
    5,000,000 Continental Airlines, Inc., Pass Thru Cert.,
               6.541%, 3/15/2008                                      4,995,700
                                                                    -----------
              BANKING -- 8.4%
   12,550,000 Firstar Capital Trust I, Company Guarantee, 8.32%,
               12/15/2026                                            13,566,425
    9,950,000 NationsBank Corp., Medium Term Note, 6.94%,
               4/12/2002                                             10,261,734
   12,390,000 Provident Bank, Sub. Note, 7.125%, 3/15/2003           12,763,063
   10,000,000 Toronto-Dominion Bank, Sub. Note, 7.875%, 8/15/2004    10,248,600
                                                                    -----------
              Total                                                  46,839,822
                                                                    -----------
              BEVERAGES & FOODS -- 1.8%
   10,000,000 Coca-Cola Amatil Ltd., Sr. Unsub., 6.50%, 9/4/2003     10,086,300
                                                                    -----------
              BROKER/DEALERS -- 6.3%
    8,000,000 Bear Stearns Cos., Inc., 7.00%, 1/15/2027               8,139,320

 ------------------------------------------------------------------------------
  Principal
  Amount
  or Shares                       Description                             Value
 ------------------------------------------------------------------------------
              CORPORATE BONDS (continued)
              BROKER/DEALERS (continued)
  $12,500,000 Donaldson, Lufkin and Jenrette Securities Corp.,
               Medium Term Note, 5.625%, 2/15/2016                  $12,358,875
    9,000,000 Lehman Brothers Holdings, Inc., Note, 6.90%,
               1/29/2001                                              9,149,490
    5,000,000 Lehman Brothers, Inc., Sr. Sub. Note, 7.50%,
               8/1/2026                                               5,369,850
                                                                    -----------
              Total                                                  35,017,535
                                                                    -----------
              FINANCE -- 14.8%
   10,000,000 Aristar, Inc., Note, 6.30%, 10/1/2002                  10,014,500
   12,000,000 (h)Credit Suisse, London, Sub. Note, 7.90%,
               5/1/2007                                              12,628,620
   10,000,000 (h)Edison Funding Co., Sr. Note, 6.75%, 12/17/1999     10,150,000
   10,000,000 (h)Florida Windstorm Under, 6.50%, 8/25/2002           10,112,400
    8,165,000 General Motors Acceptance Corp., Unsecd. Note,
               7.00%, 6/6/2003                                        8,458,532
    6,700,000 General Motors Acceptance Corp., Unsecd. Note,
               7.50%, 6/9/2000                                        6,910,715
    4,000,000 HSB Group, Inc., Company Guarantee, 6.50%,
               7/15/2027                                              3,944,727
    8,000,000 (d)(h)IBJ Preferred Capital Co., LLC, Bond, 8.79%,
               12/29/2049                                             7,795,520
   12,000,000 Sears Roebuck Acceptance Corp., Note, Series III,
               7.01%, 9/19/2002                                      12,374,040
                                                                    -----------
              Total                                                  82,389,054
                                                                    -----------
              INDUSTRIAL SERVICES -- 3.8%
    5,000,000 Dayton-Hudson Corp., Unsecd. Note, 6.40%, 2/15/2003     5,024,800
   10,000,000 Dayton-Hudson Corp., Unsecd. Note, 9.75%, 7/1/2002     11,311,900
    5,000,000 (d)Waste Management, Inc., Note, 6.625%, 7/15/2002      5,010,350
                                                                    -----------
              Total                                                  21,347,050
                                                                    -----------
              POLLUTION CONTROL -- 1.3%
    7,000,000 WMX Technologies, Inc., Unsecd. Note 6.25%,
               10/1/2002                                              7,271,460
                                                                    -----------
              TOTAL CORPORATE BONDS
               (identified cost $206,051,095)                       207,946,921
                                                                    -----------

(See Notes to Portfolios of Investments)

[_] MARSHALL FUNDS
--------------------------------------------------------------------------------
 INTERMEDIATE BOND FUND (continued)

 ------------------------------------------------------------------------------
  Principal
  Amount
  or Shares                       Description                             Value
 ------------------------------------------------------------------------------
              CORPORATE NOTES -- 4.0%
              BROKER/DEALERS -- 2.2%
  $12,000,000 Bear Stearns Cos., Inc., Sr. Note, 6.75%, 5/1/2001    $12,214,080
                                                                   ------------
              TOBACCO -- 1.8%
   10,000,000 (d)Philip Morris Cos., Inc., Note, 7.25%,
               9/15/2001                                             10,296,000
                                                                   ------------
              TOTAL CORPORATE NOTES
               (identified cost $21,921,780)                         22,510,080
                                                                   ------------
              MORTGAGE BACKED SECURITIES -- 0.1%
              FEDERAL HOME LOAN MORTGAGE
               CORPORATION -- 0.1%
      308,147 8.75%, 4/1/2001
               (identified cost $223,352)                               316,430
                                                                   ------------
              VARIABLE RATE NOTES -- 7.2%
              BANKING -- 7.2%
    4,000,000 (h)Corestates Capital Corp., Bank Guarantee,
               6.195%, 1/15/2027                                      3,927,760
   12,000,000 Mercantile Capital Trust I, Company Guarantee,
               6.60%, 2/1/2027                                       11,999,868
   12,000,000 Old Kent Capital Trust I, 6.45%, 2/1/2027              11,744,111
   12,500,000 Starbank Capital Trust, 6.70%, 6/15/2027               12,365,013
                                                                   ------------
              TOTAL VARIABLE RATE NOTES (identified cost
               $40,056,056)                                          40,036,752
                                                                   ------------
              U.S. TREASURY SECURITIES -- 10.8%
              (D)U.S. TREASURY NOTES -- 10.8%
    5,000,000 6.125%, 8/15/2007                                       5,158,500
   12,000,000 6.25%, 2/15/2003                                       12,325,080
    5,000,000 6.50%, 10/15/2006                                       5,266,850
   15,000,000 6.625%, 5/15/2007                                      15,986,100
   20,000,000 7.875%, 8/15/2001                                      21,413,800
                                                                   ------------
              TOTAL U.S. TREASURY SECURITIES (identified cost
               $59,913,711)                                          60,150,330
                                                                   ------------
              (E)COLLATERAL FOR SECURITIES LENDING -- 12.8% 4,992,380 Chrysler
    Financial Corp., 5.60%, 3/18/1998 4,992,380 1,123,353 Dreyfus Cash
    Management Plus (shares at net asset
               value)                                                 1,123,353
    2,999,429 (b)Merrill Lynch Corp., Repurchase Agreement,
               5.810%, 3/2/1998                                       2,999,429
   57,000,000 (b)Morgan Stanley & Co., Inc., Repurchase
               Agreement, 5.813%, 3/2/1998                           57,000,000
    5,000,000 National Bank, 5.72%, 3/24/1998                         5,000,000
                                                                   ------------
              TOTAL COLLATERAL FOR SECURITIES LENDING (at
               amortized cost)                                       71,115,162
                                                                   ------------
              (B)REPURCHASE AGREEMENT -- 10.3%
   57,650,279 Lehman Brothers, Inc., 5.62%, dated 2/27/1998, due
               3/2/1998 (at amortized cost)                          57,650,279
                                                                   ------------
              TOTAL INVESTMENTS
               (identified cost $631,386,667)                      $635,652,885
                                                                   ============

--------------------------------------------------------------------------------
 GOVERNMENT INCOME FUND

 ------------------------------------------------------------------------------
  Principal
  Amount                          Description                             Value
 ------------------------------------------------------------------------------
             ASSET-BACKED SECURITIES -- 6.6%
  $1,093,425 Contitrade Services Home Equity Loan Trust, 7.70%,
              9/15/2006, (Series 1991-2)                             $1,103,708
   1,195,000 Green Tree Financial Corp. 1996-6, 6.750%, 8/15/2015     1,203,281
   8,000,000 Green Tree Home Improvement Loan Trust, 7.28%,
              1/15/2029, (Series 1997-E)                              8,045,040
   4,250,085 (h)Nationscredit Home Equity Loan Trust, 6.50%,
              10/15/2028                                              4,250,085
   2,318,663 Residential Asset Securitization Trust, 8.00%,
              12/25/2026, (Series 1996-A8)                            2,345,689
                                                                     ----------
             TOTAL ASSET-BACKED SECURITIES (identified cost
              $16,887,519)                                           16,947,803
                                                                     ----------
             COLLATERALIZED MORTGAGE OBLIGATIONS -- 32.4%
   1,022,964 BCF L.L.C., 7.615%, 11/16/2026, (Series 1996-C2)         1,022,964
   7,452,840 Bear Stearns Mortgage Securities, Inc., 9.851%,
              9/25/2027, (Series 1996-4)                              8,060,694
   3,104,146 Chase Mortgage Finance Corp., 6.25%, 11/25/2009,
              (Series 1993-M-CL-A6)                                   3,089,262
  13,400,000 Federal Home Loan Mortgage Corp., 8.00%, 6/15/2023,
              REMIC (Series 1748-B)                                  14,518,766
   4,997,283 Federal National Mortgage Association, 6.100%,
              9/25/2004, REMIC (Series 1992-179-E)                    4,991,636
     987,431 Federal National Mortgage Association, 7.950%,
              11/25/2019, REMIC (Series 1995-35-G)                      989,693
   3,179,863 GE Capital Mortgage Services, Inc., 8.00%, 8/25/2024,
              (Series 1994-28)                                        3,214,014
   4,032,454 GE Capital Mortgage Services, Inc. 1997-6, 9.00%,
              7/25/2027                                               4,164,799
   6,701,164 IMC Excess Cashflow Securities Trust 1997-A, 7.410%,
              11/26/2028                                              6,705,385
   2,860,557 Independent National Mortgage Corp., 7.250%,
              11/25/2010, (Series 1995-M-A2)                          2,888,948
   6,450,000 Independent National Mortgage Corp., 7.500%,
              9/25/2025, (Series 1995-M-C)                            6,564,900
   6,051,510 Norwest Asset Securities Corp. 1997-12, 7.100%,
              7/25/2005                                               6,102,585
   5,842,941 Prudential Home Mortgage Securities 1992-B, 7.400%,
              5/25/2007                                               5,848,433
  10,000,000 Residential Funding Mortgage Securities I 1997-S7,
              7.500%, 5/25/2027                                      10,223,210
   4,351,176 Saxon Mortgage Securities Corp. 1993-10, 5.680%,
              11/25/2023                                              4,244,202
                                                                     ----------
             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (identified
              cost $81,480,101)                                      82,629,491
                                                                     ----------

(See Notes to Portfolios of Investments)

                                                   February 28, 1998 (unaudited)
                                                      PORTFOLIO OF INVESTMENTS


--------------------------------------------------------------------------------
 GOVERNMENT INCOME FUND (continued)

 ------------------------------------------------------------------------------
  Principal
  Amount                          Description                             Value
 ------------------------------------------------------------------------------
             COMMERCIAL MORTGAGE BACKED SECURITIES -- 6.0%
  $1,658,000 Chase Commercial Mortgage Securities Corp., 6.60%,
              11/19/2007, (Series 1997-2)                            $1,686,236
   5,500,000 GMAC Commercial Mortgage Securities, Inc., 6.566%,
              11/15/2007, (Series 1997-C2)                            5,705,810
   8,000,000 Nomura Depositor Trust Commercial Mortgage Pass-Thru
              1998-ST I Floating Rate Note, 6.018%, 2/17/1998         8,006,240
                                                                    -----------
             TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES
              (identified cost $15,226,950)                          15,398,286
                                                                    -----------
             MORTGAGE BACKED SECURITIES -- 59.3%
             FEDERAL HOME LOAN MORTGAGE
              CORPORATION -- 12.9%
   8,001,003 7.00%, 11/1/2009                                         8,168,544
   5,326,075 7.00%, 5/1/2027                                          5,393,663
   5,123,159 7.50%, 5/1/2024                                          5,312,101
   1,038,970 8.00%, 8/1/2025                                          1,079,490
     833,736 8.50%, 2/1/2009                                            867,343
   5,093,515 8.50%, 9/1/2024                                          5,337,036
      44,746 8.75%, 4/1/2001                                             45,949
   5,740,987 9.00%, TBA                                               6,111,109
     500,582 9.00%, 5/1/2017                                            538,907
       7,182 9.50%, 2/1/2001                                              7,415
      12,481 10.50%, 10/1/2000                                           13,070
                                                                    -----------
             Total                                                   32,874,627
                                                                    -----------
             FEDERAL NATIONAL MORTGAGE
              ASSOCIATION -- 39.7%
  30,000,000 (j)6.00%, TBA                                           29,071,800
   5,300,000 6.34%, 2/1/2008                                          5,418,243
   8,200,000 6.375%, 12/1/2017                                        8,371,708
  30,000,000 (j)6.50%, TBA                                           29,700,000
  20,000,000 (j)7.00%, TBA                                           20,228,800
   1,199,564 8.00%, 8/1/2007                                          1,236,679
   2,741,169 8.00%, 5/1/2025                                          2,858,519
   1,016,149 8.50%, 3/1/2023                                          1,070,615
     480,226 11.00%, 6/1/2020                                           537,781
   1,145,155 11.50%, TBA                                              1,329,422
     953,863 11.50%, 7/1/2006                                         1,050,356
     312,979 11.50%, 10/1/2015                                          353,312
                                                                    -----------
             Total                                                  101,227,235
                                                                    -----------
             GOVERNMENT NATIONAL MORTGAGE
              ASSOCIATION -- 6.7%
   2,733,210 7.500%, 6/15/2023                                        2,776,777
   1,031,484 8.000%, 6/15/2022                                        1,066,947
     654,206 8.000%, 7/15/2022                                          676,698
     732,266 8.000%, 8/15/2022                                          757,441
   6,752,328 8.000%, 8/15/2024                                        7,030,861
   1,026,755 9.000%, 2/15/2020                                        1,110,497
     382,861 9.500%, 7/15/2019                                          418,754
   2,614,013 9.500%, 10/15/2024                                       2,859,077
     357,259 10.000%, 11/15/2020                                        396,001
      11,464 10.500%, 10/15/2000                                         11,886
       6,137 10.500%, 10/15/2000                                          6,363
      21,592 11.000%, 11/15/2000                                         22,472
                                                                    -----------
             Total                                                   17,133,774
                                                                    -----------
             TOTAL MORTGAGE BACKED SECURITIES
              (identified cost $150,418,722)                        151,235,636
                                                                    -----------

 ------------------------------------------------------------------------------
  Principal
  Amount                         Description                              Value
 ------------------------------------------------------------------------------
             CORPORATE BONDS -- 1.5%
  $4,000,000 (f)HSB Group, Inc. Floating Rate Note, 6.504%,
              4/15/1998 (identified cost $3,958,600)                 $3,944,728
                                                                   ------------
             CORPORATE NOTES -- 2.0%
   5,000,000 Donaldson, Lufkin and Jenrette Securities Corp.,
              5.98%, 9/18/2002 (identified cost $4,977,750)           4,993,115
                                                                   ------------
             (F)VARIABLE RATE NOTES -- 4.9%
   5,000,000 (h)American Honda Finance Corp., 5.719%, 4/9/1998        5,000,285
   7,500,000 Lehman Brothers Holdings, Inc. Floating Rate Note,
              6.206%, 9/3/2002                                        7,490,520
                                                                   ------------
             TOTAL VARIABLE RATE NOTES
              (identified cost $12,425,930)                          12,490,805
                                                                   ------------
             (B)REPURCHASE AGREEMENT -- 21.4%
  54,650,418 Lehman Brothers, Inc., 5.620%, dated 2/27/1998, due
              3/2/1998 (at amortized cost)                           54,650,418
                                                                   ------------
             TOTAL INVESTMENTS (identified cost $340,025,990)      $342,290,282
                                                                   ============

--------------------------------------------------------------------------------
 INTERMEDIATE TAX-FREE FUND

 ------------------------------------------------------------------------------
  Principal                                                 Credit
  Amount                     Description                   Rating(k)      Value
 ------------------------------------------------------------------------------
             LONG-TERM MUNICIPALS -- 101.4%
             ARIZONA -- 4.4%
  $1,000,000 Maricopa County, AZ Community College
              District, GO UT Bonds (Series A), 6.00%,
              7/1/2006                                         AA    $1,090,530
   1,000,000 Maricopa County, AZ School District No. 4,
              GO UT Bonds, 5.375% (FGIC INS)/(Original
              Issue Yield: 5.40%), 7/1/2009                   AAA     1,066,310
   2,000,000 Maricopa County, AZ Unified School District
              No. 41, Certificate Participation, 5.00%
              (FSA INS), 1/1/2002                             AAA     2,073,040
                                                                     ----------
             Total                                                    4,229,880
                                                                     ----------
             ARKANSAS -- 4.1%
   2,755,000 Arkansas Development Finance Authority,
              Revenue Bonds, 5.00% (AMBAC INS)/(Original
              Issue Yield: 5.055%), 7/1/2020                  AAA     2,838,972
   1,070,000 University of Arkansas, Revenue Refunding
              Bonds, 4.60%, 9/15/2004                          NR     1,091,999
                                                                     ----------
             Total                                                    3,930,971
                                                                     ----------

(See Notes to Portfolios of Investments)


[-] MARSHALL FUNDS
--------------------------------------------------------------------------------
 INTERMEDIATE TAX-FREE FUND (continued)

 ------------------------------------------------------------------------------
  Principal                                                 Credit
  Amount                     Description                   Rating(k)      Value
 ------------------------------------------------------------------------------
             LONG-TERM MUNICIPALS (continued)
             CALIFORNIA -- 2.2%
  $2,000,000 California State Department of Water
              Resources, Refunding Revenue Bonds, 5.00%
              (Central Valley Project), 12/1/2009              AA    $2,088,440
                                                                     ----------
             FLORIDA -- 2.1%
   2,000,000 Tampa, FL, Refunding Revenue Bonds, 4.70%
              (Original Issue Yield: 4.75%), 11/15/2010       AAA     1,990,400
                                                                     ----------
             HAWAII -- 1.1%
   1,000,000 Hawaii State, GO UT Bonds (Series CA),
              5.50% (Original Issue Yield: 6.00%),
              1/1/2012                                         A+     1,082,710
                                                                     ----------
             ILLINOIS -- 10.1%
   1,500,000 Arlington Heights, IL, GO UT Refunding
              Bonds (Series B), 4.55%, 12/1/2001              Aa2     1,526,220
   4,000,000 Chicago, IL Metropolitan Water Reclamation
              District, GO UT Refunding Bonds, 5.50%,
              12/1/2008                                        AA     4,351,680
   2,500,000 Illinois State, GO UT Bonds, 5.25% (FGIC
              INS), 9/1/2004                                  AAA     2,644,875
   1,085,000 Waukegan, IL, GO UT Bonds, 6.40% (MBIA
              INS)/(Original Issue Yield: 6.45%),
              12/30/2004                                      AAA     1,198,100
                                                                     ----------
             Total                                                    9,720,875
                                                                     ----------
             IOWA -- 4.5%
   1,050,000 Cedar Rapids, IA, GO UT Bonds (Series B),
              5.20% (Original Issue Yield: 5.25%),
              6/1/2007                                         NR     1,093,586
   3,000,000 Iowa Finance Authority, Revenue Bonds,
              6.00% (Ipsco Inc.), 6/1/2027                     NR     3,171,780
                                                                     ----------
             Total                                                    4,265,366
                                                                     ----------
             MARYLAND -- 2.4%
   2,190,000 Washington Suburban Sanitation District,
              MD, Refunding Bonds GO UT, 5.00%, 6/1/2007       AA     2,298,931
                                                                     ----------
             MICHIGAN -- 4.0%
   2,220,000 Michigan State Building Authority, Revenue
              Refunding Bonds, 6.00% (Original Issue
              Yield: 6.05%), 10/1/2000                         AA     2,329,735

 ------------------------------------------------------------------------------
  Principal                                                 Credit
  Amount                     Description                   Rating(k)      Value
 ------------------------------------------------------------------------------
             LONG-TERM MUNICIPALS (continued)
             MICHIGAN (continued)
  $1,500,000 Wayland, MI University School District, GO
              UT, 5.125% (FGIC INS), 5/1/2017                 AAA    $1,505,880
                                                                     ----------
             Total                                                    3,835,615
                                                                     ----------
             MINNESOTA -- 2.2%
   2,050,000 Minneapolis Special School District No.
              001, MN, GO UT Bonds, 5.00%, 2/1/2004           AA+     2,134,932
                                                                     ----------
             MISSOURI -- 1.2%
   1,000,000 Missouri State Environmental
              Improvement &  Energy Authority, Water
              Pollution Control State Revolving Fund
              Program Revenue Bonds (Series B), 6.65%,
              7/1/2006                                         NR     1,151,960
                                                                     ----------
             NEVADA -- 1.6%
   1,500,000 Las Vegas, NV, GO LT Sewer Refunding
              Revenue Bonds (Series B), 4.875% (MBIA
              INS)/(Original Issue Yield: 5.05%),
              1/1/2006                                        AAA     1,550,670
                                                                     ----------
             NEW YORK -- 7.6%
   3,000,000 New York State Environmental Facilities
              Corp., Revenue Bonds, 4.55% (General
              Electric Capital Corp.), 12/1/2018              AAA     3,062,850
   1,500,000 New York State Environmental Facilities
              Corp., Revenue Bonds, 5.70% (Original
              Issue Yield: 5.75%), 6/15/2006                   A-     1,626,975
   1,100,000 Oswego County, NY, GO UT , 6.70% (Original
              Issue Yield: 6.80%), 6/15/2010                   NR     1,313,642
   1,100,000 Oswego County, NY, GO UT, 6.70% (Original
              Issue Yield: 6.80%), 6/15/2011                   NR     1,319,032
                                                                     ----------
             Total                                                    7,322,499
                                                                     ----------
             OHIO -- 7.4%
   2,055,000 Cleveland, OH Parking Facilities, Revenue
              Bonds, 7.60% (United States Treasury PRF),
              9/15/2002 (@102)                                 NR     2,383,779
   1,130,000 Ohio HFA, Revenue Refunding Bonds, 5.05%
              (GNMA COL), 9/1/2001                            AAA     1,157,199

(See Notes to Portfolios of Investments)


                                                   February 28, 1998 (unaudited)
                                                      PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
 INTERMEDIATE TAX-FREE FUND (continued)

 ------------------------------------------------------------------------------
  Principal                                                 Credit
  Amount                     Description                   Rating(k)      Value
 ------------------------------------------------------------------------------
             LONG-TERM MUNICIPALS (continued)
             OHIO (continued)
  $1,415,000 Ohio HFA, Revenue Refunding Bonds, 5.15%
              (GNMA COL), 9/1/2002                            AAA    $1,457,818
   2,000,000 Ohio State Water Development Authority,
              Revenue Bonds, 5.00% (MBIA INS), 6/1/2009       AAA     2,069,460
                                                                     ----------
             Total                                                    7,068,256
                                                                     ----------
             OKLAHOMA -- 3.3%
   2,000,000 Oklahoma HFA, Refunding Revenue Bonds
              (Series A-3), 5.50% (Federal National
              Mortgage Association COL), 11/1/2005 (@100)     AAA     2,092,440
   1,000,000 Tulsa, OK, Public Improvements GO Unltd
              Bonds, 5.125%, 5/1/2001                          AA     1,034,110
                                                                     ----------
             Total                                                    3,126,550
                                                                     ----------
             OREGON -- 2.5%
   2,315,000 Clackamas & Washington County, OR School
              District No. 3, GO UT, 4.55% (FGIC
              INS)/(Original Issue Yield: 4.60%),
              6/1/2005                                        AAA     2,372,273
                                                                     ----------
             PUERTO RICO -- 1.6%
   1,500,000 Puerto Rico Municipal Finance Agency,
              Revenue Bonds (Series A), 5.10% (FSA
              INS)/(Original Issue Yield: 5.20%),
              7/1/2000                                        AAA     1,542,570
                                                                     ----------
             SOUTH CAROLINA -- 1.2% 1,055,000 South Carolina State, GO UT Bonds
   (Series
              B), 5.625%, 7/1/2011                            AAA     1,136,710
                                                                     ----------
             TENNESSEE -- 2.1%
   2,000,000 Memphis, TN, GO UT Refunding Bonds (Series
              A), 4.60% (Original Issue Yield: 4.65%),
              8/1/2002                                         AA     2,051,240
                                                                     ----------
             TEXAS -- 13.5%
   1,000,000 Brazosport, TX Independent School District,
              GO UT, 5.10% (PSFG GTD), 2/15/2009               NR     1,041,520
   2,000,000 Garland, TX, GO LT, 4.50%, 2/15/2010              AA     1,954,760
   3,445,000 Houston, TX, GO UT Refunding Bonds, 5.50%,
              4/1/2001                                        AA-     3,601,127

 ------------------------------------------------------------------------------
  Principal                                                 Credit
  Amount                     Description                   Rating(k)      Value
 ------------------------------------------------------------------------------
            LONG-TERM MUNICIPALS (continued)
            TEXAS (continued)
   $945,000 San Angelo, TX Independent School District,
             GO UT Bonds, 5.30% (PSFG GTD), 2/15/2007         AAA    $1,002,796
  2,000,000 Tarrant County, TX Health Facilities
             Development Corp., Revenue Bonds, 5.75%
             (Texas Health Resources System)/(MBIA INS),
             2/15/2009                                        AAA     2,185,220
  3,000,000 Texas Municipal Power Agency, Refunding
             Revenue Bonds, 5.25% (Original Issue Yield:
             5.65%), 9/1/2009                                 AAA     3,186,300
                                                                     ----------
            Total                                                    12,971,723
                                                                     ----------
            UTAH -- 9.8%
  1,965,000 Intermountain Power Agency, UT, Revenue
             Bonds, 6.00% (Original Issue Yield:
             6.393%), 7/1/2012                                 A+     2,094,317
  2,020,000 Jordan, UT School District, GO UT, 5.00%,
             6/15/2003                                        AAA     2,104,436
  3,000,000 Utah State, Series F, 5.00%, 7/1/2009             AAA     3,103,770
  1,000,000 Washington County, UT School District, GO
             UT, 5.00%, 3/1/2007                              AAA     1,046,420
  1,000,000 Washington County, UT School District, GO
             UT, 5.00%, 3/1/2008                              AAA     1,040,380
                                                                     ----------
            Total                                                     9,389,323
                                                                     ----------
            VIRGINIA -- 2.7%
  1,000,000 Fairfax County, VA, GO UT Refunding Bonds
             (Series C), 4.60% (State Aid Withholding
             LOC)/(Original Issue Yield: 4.70%),
             5/1/2001                                         AAA     1,019,070
  1,500,000 Virginia State Housing Development
             Authority, Mortgage Revenue Bonds (Series
             A1), 6.40%, 7/1/2002                             AA+     1,601,640
                                                                     ----------
            Total                                                     2,620,710
                                                                     ----------
            WASHINGTON -- 1.2%
  1,000,000 Port Longview, WA Industrial Development
             Corp., Solid Waste Disposal Revenue Bonds,
             6.875% (Weyerhaeuser Co.), 10/1/2008               A     1,171,360
                                                                     ----------

(See Notes to Portfolios of Investments)

[_] MARSHALL FUNDS
--------------------------------------------------------------------------------
 INTERMEDIATE TAX-FREE FUND (continued)

 -----------------------------------------------------------------------------
  Principal
  Amount                                                  Credit
  or Shares                 Description                  Rating(k)       Value
 -----------------------------------------------------------------------------
             LONG-TERM MUNICIPALS (continued)
             WISCONSIN -- 8.6%
  $1,650,000 Southeast WI, Professional Baseball Park
              District, Sales Tax Revenue Bonds, 5.45%
              (MBIA INS), 12/15/2012                        AAA     $1,726,527
   1,000,000 Wausau, WI School District, GO UT
              Promissory Notes, 4.40%, 3/1/2003              NR      1,012,960
   1,240,000 Wisconsin Health and Educational
              Facilities Authority, Revenue Refunding
              Bonds, 5.30% (Medical College of
              Wisconsin, Inc.), 12/1/2003                     A      1,303,699
   1,000,000 Wisconsin Housing & Economic Development
              Authority, Refunding Revenue Bonds
              (Series A), 6.00% (Wisconsin Housing &
              Economic Development Authority LOC),
              11/1/2000                                       A      1,041,440
   2,950,000 Wisconsin State, GO UT Bonds (Series C),
              5.30% (Original Issue Yield: 5.40%),
              5/1/2008                                       AA      3,120,805
                                                                   -----------
             Total                                                   8,205,431
                                                                   -----------
             TOTAL LONG-TERM MUNICIPALS (identified cost
              $94,298,097)                                          97,259,395
                                                                   -----------
             MUTUAL FUND SHARES -- 1.9%
     432,564 Federated Tax-Free Obligations Fund                       432,564
   1,360,981 Fidelity Tax Exempt Money Market                        1,360,981
                                                                   -----------
             TOTAL MUTUAL FUND SHARES (at net asset value)           1,793,545
                                                                   -----------
             (A)TOTAL INVESTMENTS (identified cost $96,091,642)    $99,052,940
                                                                   ===========

--------------------------------------------------------------------------------
 MONEY MARKET FUND

 ------------------------------------------------------------------------------
  Principal
  Amount                          Description                             Value
 ------------------------------------------------------------------------------
              CERTIFICATES OF DEPOSIT -- 11.0%
               BANKING -- 11.0%
  $75,000,000 Bank of Tokyo-Mitsubishi Ltd., 5.940%-5.970%,
               4/13/1998-5/29/1998                                  $75,002,552
   25,000,000 Bankers Trust Co., New York, 6.000%, 12/10/1998        25,000,000
   50,000,000 Dauphin Deposit Bank and Trust, 5.769%, 9/2/1998       49,986,505
    7,000,000 Deutsche Bank, AG, 6.000%, 10/22/1998                   6,997,416
   35,000,000 Societe Generale, New York, 5.890%-6.030%,
               3/3/1998-10/27/1998                                   34,993,604
                                                                    -----------
              TOTAL CERTIFICATES OF DEPOSIT                         191,980,077
                                                                    -----------
              CORPORATE BONDS -- 1.1%
               INSURANCE -- 0.2%
    3,000,000 American General Finance Corp., 7.250%, 3/1/1998        3,000,000
                                                                    -----------
               SHORT-TERM BUSINESS CREDIT -- 0.9%
    8,000,000 Sears Roebuck Acceptance Corp., 5.600%, 11/30/1998      7,979,533
    8,785,000 Sears, Roebuck & Co., 8.450%, 11/1/1998                 8,967,464
                                                                    -----------
              Total                                                  16,946,997
                                                                    -----------
              TOTAL CORPORATE BONDS                                  19,946,997
                                                                    -----------
              CORPORATE NOTES -- 6.7%
               ASSET-BACKED -- 0.9%
   15,000,000 Sigma Finance, 6.200%, 6/5/1998                        15,000,000
                                                                    -----------
               BROKER/DEALERS -- 1.4%
   14,500,000 Merrill Lynch & Co., Inc., 5.875%, 7/22/1998           14,500,000
   10,000,000 Republic National Bank of New York, 5.717%,
               3/1/1998                                              10,000,000
                                                                    -----------
              Total                                                  24,500,000
                                                                    -----------
               FOREST PRODUCTS -- 1.1%
   20,000,000 Willamette Industries, Inc., 5.647%, 4/1/1998          20,000,000
                                                                    -----------
               LEASING -- 0.3%
    5,000,000 International Lease Finance Corp., 6.190%,
               4/15/1998                                              4,999,441
                                                                    -----------
               PERSONAL CREDIT -- 1.6%
    7,359,000 Ford Motor Credit Corp., 9.250%, 6/15/1998              7,427,086
    5,800,000 General Motors Acceptance Corp., 5.650%, 10/13/1998     5,788,520
   15,000,000 General Motors Acceptance Corp., 5.786%, 9/21/1998     14,994,206
                                                                    -----------
              Total                                                  28,209,812
                                                                    -----------
               SHORT-TERM BUSINESS CREDIT -- 1.4%
   25,000,000 CIT Group Holdings, Inc., 5.560%, 2/22/1999            24,985,680
                                                                    -----------
              TOTAL CORPORATE NOTES                                 117,694,933
                                                                    -----------

(See Notes to Portfolios of Investments)

                                                   February 28, 1998 (unaudited)
                                                      PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
 MONEY MARKET FUND (continued)

 ------------------------------------------------------------------------------
  Principal
  Amount                          Description                             Value
 ------------------------------------------------------------------------------
              (F)VARIABLE RATE NOTES -- 69.1%
               ASSET-BACKED -- 4.3%
  $25,000,000 Asset Backed Capital Financial Corp., 5.878%,
               3/16/1998                                            $24,999,900
   50,000,000 Triangle Funding Ltd., 5.625%, 5/15/1998               50,000,000
                                                                    -----------
              Total                                                  74,999,900
                                                                    -----------
               BANKING -- 9.6%
   25,000,000 Bankers Trust Co., New York, 5.605%, 5/19/1998         24,996,353
   25,000,000 Bankers Trust Co., New York, 5.650%, 3/3/1998          24,996,778
   20,000,000 Branch Banking & Trust Co, Wilson, 5.688%, 4/1/1998    19,996,002
   20,000,000 First USA Bank, 5.875%, 4/22/1998                      20,024,585
    8,000,000 First USA Bank, 5.919%, 4/30/1998                       8,017,784
   45,000,000 NationsBank Corp., 5.888%, 3/12/1998                   45,000,000
   25,000,000 PNC Bank Corp., 5.650%, 3/3/1998                       24,990,093
                                                                    -----------
              Total                                                 168,021,595
                                                                    -----------
               BROKER/DEALERS -- 19.7%
   30,000,000 Bear Stearns Cos., Inc., Series B, 5.579%,
               5/12/1998                                             30,000,000
   20,000,000 Bear Stearns Cos., Inc., 5.612%, 5/26/1998             20,000,000
    5,000,000 (h)Donaldson, Lufkin and Jenrette Securities Corp.,
               Master Note, 5.647%, 3/2/1998                          5,000,000
   70,150,000 (h)Goldman Sachs Group, LP, 5.813%, 3/31/1998          70,150,000
   75,000,000 (h)J.P. Morgan & Co., Inc., 5.635%, 3/2/1998           75,000,000
   30,000,000 Merrill Lynch & Co., Inc., Series B, 5.710%,
               4/11/1998                                             30,000,000
   15,000,000 Merrill Lynch & Co., Inc., Series B, 5.729%,
               3/10/1998                                             15,007,485
   35,000,000 Morgan Stanley, Dean Witter, Discover & Co., Series
               C, 5.544%, 4/15/1998                                  35,000,000
   25,000,000 Morgan Stanley, Dean Witter, Discover & Co.,
               6.156%, 3/31/1998                                     25,029,543
   40,000,000 Salomon Brothers, Inc., 5.665%, 4/21/1998              40,000,000
                                                                    -----------
              Total                                                 345,187,028
                                                                    -----------
               CONSTRUCTION EQUIPMENT -- 0.6%
   10,000,000 Caterpillar Financial Services Corp., 5.641%,
               4/13/1998                                             10,000,000
                                                                    -----------
               DIVERSIFIED MANUFACTURING -- 0.6%
   10,000,000 (h)Danaher Corp., 5.617%, 3/2/1998                     10,000,000
                                                                    -----------
               INSURANCE -- 19.7%
   20,000,000 (h)Combined Insurance Corp. of America, 5.732%,
               5/1/1998                                              20,000,000
   40,000,000 (h)Commonwealth Life Insurance, 5.780%, 3/2/1998       40,000,000
   10,000,000 (h)Commonwealth Life Insurance, 5.970%, 3/2/1998       10,000,000

 ------------------------------------------------------------------------------
  Principal
  Amount                         Description                              Value
 ------------------------------------------------------------------------------
              (F)VARIABLE RATE NOTES (continued)
               INSURANCE (continued)
  $60,000,000 (h)General American Life Insurance Co., 5.820%,
               3/2/1998                                             $60,000,000
   50,000,000 (h)Jackson National Life Insurance Co., 5.660%,
               5/1/1998                                              50,000,000
   60,000,000 (h)Transamerica Life Insurance and Annuity Co.,
               5.809%, 4/4/1998                                      60,000,000
   15,000,000 Transamerica Occidental Life Insurance Co.,
               5.615%, 5/5/1998                                      15,000,000
   50,000,000 (h)Travelers Insurance Company, 5.655%, 3/2/1998       50,000,000
   40,000,000 Western National Life Insurance Co., 5.625%,
               5/18/1998                                             40,000,000
                                                                 --------------
              Total                                                 345,000,000
                                                                 --------------
               LEASING -- 4.6%
   10,000,000 General Electric Capital Corp., 5.668%, 4/9/1998       10,000,677
   25,000,000 PHH Corp., 5.565%, 5/4/1998                            24,996,880
   30,000,000 PHH Corp., 5.590%, 5/10/1998                           29,986,165
   15,000,000 PHH Corp., 5.838%, 3/10/1998                           14,994,286
                                                                 --------------
              Total                                                  79,978,008
                                                                 --------------
               PERSONAL CREDIT -- 5.1%
   20,000,000 American Honda Finance Corp., 5.620%, 4/19/1998        20,000,000
   50,000,000 American Honda Finance Corp., 5.625%, 4/20/1998        50,000,000
    5,000,000 Ford Motor Credit Corp., 5.902%, 5/1/1998               5,004,193
   15,000,000 General Motors Acceptance Corp., 5.750%,
               5/6/1998                                              15,016,607
                                                                 --------------
              Total                                                  90,020,800
                                                                 --------------
               SHORT-TERM BUSINESS CREDIT -- 4.3%
   70,000,000 Heller Financial, Inc., 5.988%, 6/1/1998               70,000,000
    5,000,000 John Deere Capital Corp., Series C, 5.719%,
               4/8/1998                                               5,001,278
                                                                 --------------
              Total                                                  75,001,278
                                                                 --------------
               UTILITIES -- 0.6%
   10,000,000 (h)Wisconsin Public Service, 5.567%, 3/3/1998          10,000,000
                                                                 --------------
              TOTAL VARIABLE RATE NOTES                           1,208,208,609
                                                                 --------------
              (B)REPURCHASE AGREEMENT -- 13.1%
  228,812,083 Lehman Brothers, Inc., 5.620%, dated 2/27/1998,
               due 3/2/1998                                         228,812,083
                                                                 --------------
              TOTAL INVESTMENTS (at amortized cost)              $1,766,642,699
                                                                 ==============

(See Notes to Portfolios of Investments)

 NOTES TO PORTFOLIOS OF INVESTMENTS


(a) Securities that are subject to alternative minimum tax represent 11.7% of Intermediate Tax-Free Fund's portfolio as calculated based upon total portfolio market value.
(b) The repurchase agreements are fully collateralized by U.S. Government and/or agency obligations based on market prices at date of the portfolio.
(c) Non-income producing.
(d) Certain shares or principal amounts on loan to broker. (e) Securities purchased with cash collateral proceeds from securities on loan to brokers.
(f) Current rate and next demand date shown.
(g) Represents securities held as collateral within a margin account, used to ensure the Fund is able to satisfy the obligations of its outstanding long futures contracts.
(h) Denotes a the restricted security which is subject to restrictions on resale under Federal and International Securities laws. At the end of the period, these securities amounted to $9,157,181, $20,201,625, $44,614,300,
    $9,250,370, and $460,150,000, which represents 3.8%, 14.3%, 8.0%, 3.6%, and
    26.3% of Marshall International Stock Fund's, Marshall Short-Term Income Fund's, Marshall Intermediate Bond Fund, Marshall Government Income Fund, and Marshall Money Market Fund's net assets, respectively.
(i) Each issue shows the rate of discount at the time of purchase. (j) Includes securities subject to dollar roll transactions. (k) Current credit ratings are unaudited. Please refer to the Statement of
    Additional Information for an explanation of the credit ratings. The following abbreviations are used in these portfolios:

--------------------------------------------------------------------------------

ACES--Adjustable Convertible Extendable Securities     LLC--Limited Liability Corporation
ADR--American Depositary Receipt                       LOC--Letter of Credit
AMBAC--American Municipal Bond Assurance Corporation   LP--Limited Partnership
COL--Collateralized                                    LT--Limited Tax
FGIC--Financial Guaranty Insurance Company             MBIA--Municipal Bond Investors Insurance
FSA--Financial Security Assurance                      PLC--Public Limited Company
GNMA--Government National Mortgage Association         PRF--Pre-Refunded
GO--General Obligation                                 PRIDES--Preferred Redeemable Increased
GDR--Global Depositary Receipt                         Dividend Equity Securities
GTD--Guaranteed                                        PSFG--Permanent School Fund Guarantee
HFA--Housing Finance Authority/Agency                  REIT--Real Estate Investment Trust
INS--Insured                                           REMIC--Real Estate Mortgage Investment Conduit
                                                       TBA--To Be Announced
                                                       UT--Unlimited Tax


--------------------------------------------------------------------------------

                             COST OF    NET UNREALIZED    GROSS        GROSS
                           INVESTMENTS  APPRECIATION/   UNREALIZED   UNREALIZED
                               FOR      (DEPRECIATION) APPRECIATION DEPRECIATION
                           FEDERAL TAX   FOR FEDERAL   FOR FEDERAL  FOR FEDERAL    TOTAL NET
MARSHALL FUNDS              PURPOSES     TAX PURPOSES  TAX PURPOSES TAX PURPOSES   ASSETS**
--------------            ------------- -------------- ------------ ------------ -------------
Equity Income Fund         $439,151,849  $105,627,019  $108,012,119  $2,385,100   $544,728,770
Large-Cap Growth & In-
 come Fund                  278,629,337   100,787,388   104,321,836   3,534,448    307,211,930
Mid-Cap Value Fund          169,341,486    33,193,245    36,494,470   3,301,225    181,898,825
Mid-Cap Growth Fund         237,513,967    45,769,012    47,376,408   1,607,396    218,275,356
International Stock Fund    252,062,350    42,231,246    54,619,162  12,387,916    243,165,808
Small-Cap Growth Fund        73,843,432    15,489,927    16,624,352   1,134,425     86,523,018
Short-Term Income Fund      140,847,672       308,721       785,556     476,835    141,204,020
Intermediate Bond Fund      631,386,667     4,266,218     6,366,791   2,100,573    557,744,013
Government Income Fund      340,025,990     2,264,292     2,474,280     209,988    255,176,728
Intermediate Tax-Free
 Fund                        96,091,642     2,961,298     3,015,574      54,276     95,906,095
Money Market Fund*        1,766,642,699            --            --          --  1,747,479,264

 *At amortized cost.
**The categories of investments are shown as a percentage of net assets at February 28, 1998.


   (See Notes which are an integral part of the Financial Statements)


                                            NOTES TO PORTFOLIOS OF INVESTMENTS






                      [THIS PAGE INTENTIONALLY LEFT BLANK]



February 28, 1998 (unaudited)
 STATEMENTS OF ASSETS AND LIABILITIES


                            -------      -------          -------      -------        -------
                                        LARGE-CAP
                             EQUITY      GROWTH &         MID-CAP      MID-CAP     INTERNATIONAL
                             INCOME       INCOME           VALUE        GROWTH         STOCK
                              FUND         FUND             FUND         FUND          FUND
                            -------      -------          -------      -------        -------
ASSETS:
  Investments in
   securities, at value   $463,179,486 $303,762,008     $175,309,013 $233,592,014  $254,293,596
  Investments in
   repurchase agreements    81,599,382    5,654,717        9,225,718    4,690,965            --
  Repurchase agreements
   held as collateral
   for securities
   lending                          --   70,000,000       18,000,000   45,000,000    40,000,000
  Cash                           6,817        5,585            3,689        4,462            --
  Cash denominated in
   foreign currencies
   (at cost, $74,129)               --           --               --           --        72,462
  Income receivable          1,167,416      343,372          285,070       99,572       687,307
  Receivable for
   investments sold          3,808,862    1,416,620               --    4,651,421            --
  Deferred expenses              2,983           --            9,328        5,010         9,836
  Deferred
   organizational costs          3,515           --            3,446        3,064         9,006
                          ------------ ------------     ------------ ------------  ------------
   Total assets            549,768,461  381,182,302      202,836,264  288,046,508   295,072,207
                          ------------ ------------     ------------ ------------  ------------
LIABILITIES:
  Payable to Bank                   --           --               --           --        86,715
  Income distribution
   payable                          --           --               --          124            --
  Payable for
   investments purchased     4,541,397    3,419,020               --    5,535,770            --
  Payable on collateral
   due to broker                    --   70,273,900       20,807,593   64,045,870    51,483,006
  Payable for daily
   variation margin                 --           --               --        4,000            --
  Payable for Dollar
   Roll Transactions                --           --               --           --            --
  Taxes payable                     --           --               --           --        26,053
  Accrued expenses             498,294      277,452          129,846      185,388       310,625
                          ------------ ------------     ------------ ------------  ------------
   Total liabilities         5,039,691   73,970,372       20,937,439   69,771,152    51,906,399
                          ------------ ------------     ------------ ------------  ------------
NET ASSETS CONSIST OF:
Paid-in-capital            407,324,297  202,283,182      139,080,440  162,936,525   197,630,208
Net unrealized
 appreciation
 (depreciation) on
 investments,
 collateral, futures
 contracts and foreign
 currency translation      105,627,019  100,787,388       33,193,245   45,990,687    42,224,582
Accumulated net realized
 gain (loss) on
 investments, futures
 contracts and foreign
 currency transactions      31,078,942    4,174,838        9,310,797   10,086,091     2,300,666
Undistributed net
 investment income/(net
 operating loss)               698,512      (33,478)(a)      314,343     (737,947)    1,010,352
                          ------------ ------------     ------------ ------------  ------------
   Total Net Assets       $544,728,770 $307,211,930     $181,898,825 $218,275,356  $243,165,808
                          ------------ ------------     ------------ ------------  ------------
NET ASSET VALUE,
 Offering Price, and
 Redemption Proceeds Per
 Share:
  Class A Shares          $      16.28 $      14.59     $      12.25 $      15.02  $      13.14
  Class B Shares                    --           --               --           --            --
                          ------------ ------------     ------------ ------------  ------------
SHARES OUTSTANDING:
  Class A Shares            33,455,028   21,057,723       14,842,967   14,534,195    18,502,405
  Class B Shares                    --           --               --           --            --
                          ------------ ------------     ------------ ------------  ------------
   Total shares
    outstanding ($0.0001
    par value)              33,455,028   21,057,723       14,842,967   14,534,195    18,502,405
                          ============ ============     ============ ============  ============
Investments, at           $439,151,849 $278,629,337     $169,341,486 $237,513,967  $252,062,350
 identified cost
                          ============ ============     ============ ============  ============
Investments, at tax cost  $439,151,849 $278,629,337     $169,341,486 $237,513,967  $252,062,350
                          ============ ============     ============ ============  ============

(a) Represents distributions in excess of net investment income.

 (See Notes which are an integral part of the Financial Statements)


                                                         [_] MARSHALL FUNDS




-----------    -------       -------       -------       -------       -------
 SMALL-CAP    SHORT-TERM   INTERMEDIATE   GOVERNMENT   INTERMEDIATE     MONEY
  GROWTH        INCOME         BOND         INCOME       TAX-FREE       MARKET
   FUND          FUND          FUND          FUND          FUND          FUND
-----------    -------       -------       -------       -------       -------
$82,475,183  $131,972,594  $518,003,177  $287,639,864  $99,052,940  $1,537,830,616
  6,858,176     9,183,799    57,650,279    54,650,418           --     228,812,083
         --            --    59,999,429            --           --              --
      2,370            --            --            --           --              --
         --            --            --            --           --              --
      3,041       948,156     5,633,900     1,646,395    1,296,642      14,125,476
         --            --            --    55,422,813    1,001,138              --
         --            --            --            --        4,433         200,000
     26,279            --            --            --        4,880              --
-----------  ------------  ------------  ------------  -----------  --------------
 89,365,049   142,104,549   641,286,785   399,359,490  101,360,033   1,780,968,175
-----------  ------------  ------------  ------------  -----------  --------------
         --            --       421,996        27,499           --         830,180
         --       768,096     2,589,743     1,208,001      303,905       7,150,888
  2,703,950            --     9,092,813   103,113,832    5,081,561      25,000,893
         --            --    71,115,162            --           --              --
     13,125            --            --            --           --              --
         --            --            --    39,637,863           --              --
         --            --            --            --           --              --
    124,956       132,433       323,058       195,567       68,472         506,950
-----------  ------------  ------------  ------------  -----------  --------------
  2,842,031       900,529    83,542,772   144,182,762    5,453,938      33,488,911
-----------  ------------  ------------  ------------  -----------  --------------
 71,095,141   145,052,617   574,837,696   255,003,346   92,729,219   1,747,479,264
 15,745,213       308,721     4,266,218     2,264,292    2,961,298              --
     94,984    (4,157,318)  (21,359,901)   (2,090,910)     215,578              --
  (412,320)            --            --            --           --              --
-----------  ------------  ------------  ------------  -----------  --------------
$86,523,018  $141,204,020  $557,744,013  $255,176,728  $95,906,095  $1,747,479,264
-----------  ------------  ------------  ------------  -----------  --------------
     $13.45         $9.61         $9.52         $9.61       $10.25           $1.00
         --            --            --            --           --           $1.00
-----------  ------------  ------------  ------------  -----------  --------------
  6,432,842    14,699,662    58,556,670    26,549,581    9,356,904   1,649,287,875
         --            --            --            --           --      98,191,389
-----------  ------------  ------------  ------------  -----------  --------------
  6,432,842    14,699,662    58,556,670    26,549,581    9,356,904   1,747,479,264
===========  ============  ============  ============  ===========  ==============
$73,843,432  $140,847,672  $631,386,667  $340,025,990  $96,091,642  $1,766,642,699
===========  ============  ============  ============  ===========  ==============
$73,843,432  $140,847,672  $631,386,667  $340,025,990  $96,091,642  $1,766,642,699
===========  ============  ============  ============  ===========  ==============


Six Months Ended February 28, 1998 (unaudited)
 STATEMENTS OF OPERATIONS

                            -------     -------      -------      -------      --------
                                       LARGE-CAP
                            EQUITY     GROWTH &      MID-CAP      MID-CAP    INTERNATIONAL
                          INCOME FUND INCOME FUND  VALUE FUND   GROWTH FUND   STOCK FUND
                            -------     -------      -------      -------      --------
INVESTMENT INCOME:
 Interest income          $ 1,334,636 $   351,104  $   288,512  $   234,286   $  724,164
 Dividend income            5,403,862   2,075,252    1,297,339      284,360    2,231,833(a)
                          ----------- -----------  -----------  -----------   ----------
   Total income             6,738,498   2,426,356    1,585,851      518,646    2,955,997
                          ----------- -----------  -----------  -----------   ----------
EXPENSES:
 Investment advisory fee    1,534,688   1,060,747      587,588      768,085    1,151,040
 Directors' fees                1,086       1,267        1,448        1,448        1,736
 Administrative
  personnel and services
  fees                        215,326     140,307       42,284       81,851       90,569
 Custodian fees                35,756      28,894       18,565       22,292       67,361
 Portfolio accounting
  fees                         44,077      38,603       28,303       30,572       34,768
 Transfer and dividend
  disbursing agent fees
  and expenses                 43,020      57,618       36,562       44,004       40,383
 Shareholder services
  fees                        511,563     353,582      195,863      256,028      287,760
 Capital stock
  registration costs           27,446      12,155       27,966       14,987       14,701
 Auditing fees                  5,249       7,240        6,516        6,335        8,616
 Legal fees                     2,254       3,077        2,534        2,896        2,860
 Printing and postage           4,525       4,887        4,887        5,249        7,935
 Insurance premiums             1,810       2,172        1,631        1,810        1,861
 Distribution services
  fees                             --          --           --           --           --
 Taxes                         14,516      11,222        8,717        7,602        9,445
 Miscellaneous                  3,438       9,379        8,695       13,434       15,817
                          ----------- -----------  -----------  -----------   ----------
   Total expenses           2,444,754   1,731,150      971,559    1,256,593    1,734,852
                          ----------- -----------  -----------  -----------   ----------
DEDUCT--
 Waiver of investment
  advisory fee                     --          --           --           --           --
 Waiver of shareholder
  services fees                    --          --           --           --           --
                          ----------- -----------  -----------  -----------   ----------
   TOTAL WAIVERS                   --          --           --           --           --
                          ----------- -----------  -----------  -----------   ----------
NET EXPENSES                2,444,754   1,731,150      971,559    1,256,593    1,734,852
                          ----------- -----------  -----------  -----------   ----------
NET INVESTMENT INCOME
 (NET OPERATING LOSS)       4,293,744     695,206      614,292     (737,947)   1,221,145
                          ----------- -----------  -----------  -----------   ----------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS,
 COLLATERAL, FOREIGN
 CURRENCY AND FUTURES
 CONTRACTS:
 Net realized gain
  (loss) on investment
  transactions
  (identified cost
  basis)                   38,239,770   8,036,023    9,724,061   13,076,238    3,001,905
 Net realized gain on
  foreign currency
  transactions                     --          --           --           --      (26,179)
 Net realized gain on
  futures contracts
  (identified cost
  basis)                           --    (403,979)    (112,981)      42,931           --
 Net change in
  unrealized
  appreciation
  (depreciation) on
  investments,
  collateral, futures
  contracts and foreign
  currency translation     46,670,419  29,025,551   12,182,595   16,457,130    3,980,870
                          ----------- -----------  -----------  -----------   ----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
 COLLATERAL, FOREIGN
 CURRENCY AND FUTURES
 CONTRACTS                 84,910,189  36,657,595   21,793,675   29,576,299    6,956,596
                          ----------- -----------  -----------  -----------   ----------
CHANGE IN NET ASSETS
 RESULTING FROM
 OPERATIONS               $89,203,933 $37,352,801  $22,407,967  $28,838,352   $8,177,741
                          =========== ===========  ===========  ===========   ==========

   (a) Net of Foreign taxes withheld of $136,046.
   (b) Net of dollar roll interest expense of $963,206.
   (See Notes which are an integral part of the Financial Statements)


                                                   [_] MARSHALL FUNDS

-----------    -------      -------       -------        -------      -------
                                                       INTERMEDIATE    MONEY
 SMALL-CAP   SHORT-TERM   INTERMEDIATE  GOVERNMENT       TAX-FREE     MARKET
GROWTH FUND  INCOME FUND   BOND FUND    INCOME FUND        FUND        FUND
-----------    -------      -------       -------        -------      -------
$   119,782  $5,170,768   $15,589,800   $8,128,047(b)   $2,244,394  $43,321,731
     11,560          --            --           --              --           --
-----------  ----------   -----------   ----------      ----------  -----------
    131,342   5,170,768    15,589,800    8,128,047       2,244,394   43,321,731
-----------  ----------   -----------   ----------      ----------  -----------
    335,879     444,933     1,368,414      817,478         278,012    3,720,741
        724       1,267         1,448        1,810           1,861        1,448
     34,077      59,721       194,816       99,987          41,112      669,513
      8,528      14,831        35,204       21,785           9,267       86,812
     22,806      12,179        51,074       29,835          26,288       84,704
     27,031      20,365        22,263       35,265          17,383       92,071
     83,970     185,389       570,172      272,493         115,839      148,830
      7,859      10,003        16,665       10,695           9,577       41,357
      6,154       6,120         7,421        7,240           6,482        7,964
      1,448       3,077         1,629        1,991           2,961        6,335
      4,163       5,430         5,973        5,249           3,763       11,222
      1,448       1,690         2,896        1,810           1,531        5,792
         --          --            --           --              --      139,485
      2,896       7,783        20,717        8,688           3,025       56,472
      6,679         724        10,143        2,327           4,145        7,337
-----------  ----------   -----------   ----------      ----------  -----------
    543,662     773,512     2,308,835    1,316,653         521,246    5,080,083
-----------  ----------   -----------   ----------      ----------  -----------
         --    (237,298)     (159,648)    (130,796)       (133,637)  (1,907,533)
         --    (170,558)     (524,559)    (250,693)       (106,571)          --
-----------  ----------   -----------   ----------      ----------  -----------
         --    (407,856)     (684,207)    (381,489)       (240,208)  (1,907,533)
-----------  ----------   -----------   ----------      ----------  -----------
    543,662     365,656     1,624,628      935,164         281,038    3,172,550
-----------  ----------   -----------   ----------      ----------  -----------
   (412,320)  4,805,112    13,965,172    7,192,883       1,963,356   40,149,181
-----------  ----------   -----------   ----------      ----------  -----------
  2,208,748    (464,681)    2,121,992    1,378,213         550,258           --
         --          --            --           --              --           --
    137,521          --            --           --              --           --
  7,920,633     (94,515)    2,532,694    1,064,604       1,345,261           --
-----------  ----------   -----------   ----------      ----------  -----------
 10,266,902    (559,196)    4,654,686    2,442,817       1,895,519           --
-----------  ----------   -----------   ----------      ----------  -----------
$ 9,854,582  $4,245,916   $18,619,858   $9,635,700      $3,858,875  $40,149,181
===========  ==========   ===========   ==========      ==========  ===========

 STATEMENTS OF CHANGES IN NET ASSETS


                         --------------------------  --------------------------
                                  EQUITY                     LARGE-CAP
                                  INCOME                     GROWTH &
                                   FUND                     INCOME FUND

                         --------------------------  --------------------------
                          Six Months                  Six Months
                            Ended          Year         Ended          Year
                         February 28,     Ended      February 28,     Ended
                             1998       August 31,       1998       August 31,
                         (unaudited)       1997      (unaudited)       1997
                         ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS
OPERATIONS--
 Net investment income                 $  6,060,269                $  1,955,944
  (net operating loss)   $  4,293,744                $    695,206
 Net realized gain
  (loss) on investment
  transactions             38,239,770    21,575,654     8,036,023    19,212,749
 Net realized gain
  (loss) on foreign
  currency transactions            --            --            --            --
 Net realized gain on
  futures contracts                --            --      (403,979)      439,089
 Net change in
  unrealized
  appreciation
  (depreciation) of
  investments,
  collateral, futures
  contracts and foreign
  currency translation     46,670,419    39,482,101    29,025,551    52,299,522
                         ------------  ------------  ------------  ------------
  Change in net assets
   resulting from
   operations              89,203,933    67,118,024    37,352,801    73,907,304
                         ------------  ------------  ------------  ------------
DISTRIBUTIONS TO
 SHAREHOLDERS--
 Dividends to
  shareholders from net
  investment income        (4,303,379)   (5,919,458)     (873,838)   (2,297,758)
 Distributions to
  shareholders from net
  realized gain on
  investments             (27,002,637)  (13,127,663)  (23,055,255)  (35,001,329)
                         ------------  ------------  ------------  ------------
  Change in net assets
   from distributions to
   shareholders           (31,306,016)  (19,047,121)  (23,929,093)  (37,299,087)
                         ------------  ------------  ------------  ------------
CAPITAL STOCK
 TRANSACTIONS--
 Proceeds from sale of
  shares                  179,831,328   146,405,603    29,008,821    40,678,770
 Net asset value of
  shares issued to
  shareholders in
  payment of
  distributions declared   28,285,043     8,266,120    23,422,319    28,520,410
 Cost of shares redeemed  (53,015,020)  (44,415,622)  (28,250,215)  (87,783,174)
                         ------------  ------------  ------------  ------------
  Change in net assets
   from capital stock
   transactions           155,101,351   110,256,101    24,180,925   (18,583,994)
                         ------------  ------------  ------------  ------------
  Change in net assets    212,999,268   158,327,004    37,604,633    18,024,223
NET ASSETS:
 Beginning of period      331,729,502   173,402,498   269,607,297   251,583,074
                         ------------  ------------  ------------  ------------
 End of period           $544,728,770  $331,729,502  $307,211,930  $269,607,297
                         ============  ============  ============  ============
Undistributed net
 investment income
 included in net assets
 at end of period        $    698,512  $    708,147  $    (33,478) $    145,154
                         ============  ============  ============  ============
Net gain (loss) as
 computed for federal
 tax purposes            $ 38,239,770  $ 21,559,963  $  7,632,044  $ 19,705,533
                         ============  ============  ============  ============

*For the period from September 3, 1996 (date of intial public investment) to August 31, 1997.
(See Notes which are an integral part of the Financial Statements)


                                                   [_] MARSHALL FUNDS


---------------------------  --------------------------  --------------------------  -------------------------
                                                                                            SMALL-CAP
         MID-CAP                      MID-CAP                  INTERNATIONAL                  GROWTH
        VALUE FUND                  GROWTH FUND                 STOCK FUND                     FUND

---------------------------  --------------------------  --------------------------  -------------------------
 Six Months                   Six Months                  Six Months                  Six Months
   Ended          Year          Ended          Year         Ended          Year         Ended        Period
February 28,      Ended      February 28,     Ended      February 28,     Ended      February 28,     Ended
    1998       August 31,        1998       August 31,       1998       August 31,       1998      August 31,
(unaudited)       1997       (unaudited)       1997      (unaudited)       1997      (unaudited)      1997*
------------  -------------  ------------  ------------  ------------  ------------  ------------  -----------
$    614,292  $   1,995,035  $   (737,947) $   (891,593) $  1,221,145  $  3,347,648  $   (412,320) $  (347,801)
   9,724,061     23,414,759    13,076,238    22,473,728     3,001,905     4,406,045     2,208,748      487,900
          --             --            --            --       (26,179)      718,647            --           --
   (112,981)         61,447        42,931       636,447            --            --       137,521       94,291
  12,182,595     18,167,215    16,457,130     8,132,461     3,980,870    27,902,734     7,920,633    7,824,580
------------  -------------  ------------  ------------  ------------  ------------  ------------  -----------
  22,407,967     43,638,456    28,838,352    30,351,043     8,177,741    36,375,074     9,854,582    8,058,970
------------  -------------  ------------  ------------  ------------  ------------  ------------  -----------
   (789,673)     (2,184,196)           --            --    (3,675,610)   (3,691,414)           --           --
(21,031,640)    (28,282,066)  (23,952,792)  (13,454,023)   (4,959,734)   (1,303,354)   (2,485,675)          --
------------  -------------  ------------  ------------  ------------  ------------  ------------  -----------
(21,821,313)    (30,466,262)  (23,952,792)  (13,454,023)   (8,635,344)   (4,994,768)   (2,485,675)          --
------------  -------------  ------------  ------------  ------------  ------------  ------------  -----------
  47,795,201     27,454,375    42,890,913    81,363,769    60,764,324    97,240,204    34,982,364   58,053,558
  20,978,923     17,779,222    23,567,471     7,216,847     6,828,038     2,303,869     2,464,966           --
(32,605,389)   (108,327,995)  (50,052,042)  (51,730,069)  (50,818,443)  (47,857,918)  (14,717,812)  (9,687,935)
------------  -------------  ------------  ------------  ------------  ------------  ------------  -----------
  36,168,735    (63,094,398)   16,406,342    36,850,547    16,773,919    51,686,155    22,729,518   48,365,623
------------  -------------  ------------  ------------  ------------  ------------  ------------  -----------
  36,755,389    (49,922,204)   21,291,902    53,747,567    16,316,316    83,066,461    30,098,425   56,424,593
 145,143,436    195,065,640   196,983,454   143,235,887   226,849,492   143,783,031    56,424,593           --
------------  -------------  ------------  ------------  ------------  ------------  ------------  -----------
$181,898,825  $ 145,143,436  $218,275,356  $196,983,454  $243,165,808  $226,849,492  $ 86,523,018  $56,424,593
============  =============  ============  ============  ============  ============  ============  ===========
$    314,343  $     489,724            --            --  $  1,010,352  $  3,464,817            --           --
============  =============  ============  ============  ============  ============  ============  ===========
$  9,611,080  $  23,476,206  $ 13,119,169  $ 23,469,546  $  2,975,726  $  4,285,886  $  2,346,269  $ 1,063,315
============  =============  ============  ============  ============  ============  ============  ===========

---------------------------
       SHORT-TERM
        INCOME
         FUND

---------------------------
 Six Months
   Ended          Year
February 28,     Ended
    1998       August 31,
(unaudited)       1997
------------- -------------
$  4,805,112  $  7,930,182
    (464,681)     (434,668)
          --            --
          --            --
     (94,515)    1,053,138
------------- -------------
   4,245,916     8,548,652
------------- -------------
  (4,805,112)   (7,930,182)
          --            --
------------- -------------
  (4,805,112)   (7,930,182)
------------- -------------
  48,877,952    89,532,721
   1,906,036     3,439,474
 (57,801,463)  (45,656,058)
------------- -------------
  (7,017,475)   47,316,137
------------- -------------
  (7,576,671)   47,934,607
 148,780,691   100,846,084
------------- -------------
$141,204,020  $148,780,691
============= =============
          --            --
============= =============
$   (464,681) $   (545,815)
============= =============

 STATEMENTS OF CHANGES IN NET ASSETS



                                                   ---------------------------
                                                          INTERMEDIATE
                                                           BOND FUND
                                                   ---------------------------
                                                    Six Months
                                                      Ended          Year
                                                   February 28,      Ended
                                                       1998       August 31,
                                                   (unaudited)       1997
                                                   ------------  -------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS--
 Net investment income                             $ 13,965,172  $  25,114,571
 Net realized gain (loss) on investments              2,121,992       (851,277)
 Net change in unrealized appreciation
  (depreciation) of investments, collateral,
  futures contracts, and foreign currency
  transactions                                        2,532,694      8,464,908
                                                   ------------  -------------
   Change in net assets resulting from operations    18,619,858     32,728,202
                                                   ------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS--
 Dividends to shareholders from net investment
  income:
  Class A Shares                                    (13,965,172)   (25,114,571)
  Class B Shares                                             --             --
                                                   ------------  -------------
   Change in net assets from distributions to
    shareholders                                    (13,965,172)   (25,114,571)
                                                   ------------  -------------
CAPITAL STOCK TRANSACTIONS--
 Proceeds from sale of shares                       199,041,962    100,375,816
 Net asset value of shares issued to shareholders
  in payment of dividends declared                    5,580,292     14,243,926
 Cost of shares redeemed                            (49,767,214)  (127,655,812)
                                                   ------------  -------------
   Change in net assets from capital stock
    transactions                                    154,855,040    (13,036,070)
                                                   ------------  -------------
   Change in net assets                             159,509,726     (5,422,439)
NET ASSETS:
 Beginning of period                                398,234,287    403,656,726
                                                   ------------  -------------
 End of period                                     $557,744,013  $ 398,234,287
                                                   ============  =============
Undistributed net investment income included in
 net assets at end of period                                 --             --
                                                   ============  =============
Net gain (loss) as computed for federal tax
 purposes                                          $  2,121,992  $     128,681
                                                   ============  =============

(See Notes which are an integral part of the Financial Statements)


                                                        [_] MARSHALL FUNDS


 --------------------------  -------------------------  --------------------------------
        GOVERNMENT                 INTERMEDIATE                      MONEY
          INCOME                     TAX-FREE                       MARKET
           FUND                        FUND                          FUND

 --------------------------  -------------------------  --------------------------------
  Six Months                  Six Months                  Six Months
    Ended          Year         Ended         Year           Ended            Year
 February 28,     Ended      February 28,     Ended      February 28,         Ended
     1998       August 31,       1998      August 31,        1998          August 31,
 (unaudited)       1997      (unaudited)      1997        (unaudited)         1997
 ------------  ------------  ------------  -----------  ---------------  ---------------
 $  7,192,883  $ 11,518,785  $ 1,963,356   $ 3,360,927  $    40,149,181  $    66,237,736
    1,378,213      (523,651)     550,258       167,317               --               --
    1,064,604     4,021,921    1,345,261     1,370,043               --               --
 ------------  ------------  -----------   -----------  ---------------  ---------------
    9,635,700    15,017,055    3,858,875     4,898,287       40,149,181       66,237,736
 ------------  ------------  -----------   -----------  ---------------  ---------------
   (7,192,883)  (11,518,785)  (1,963,356)   (3,360,927)     (37,751,025)     (61,191,127)
           --            --           --            --       (2,398,156)      (5,046,609)
 ------------  ------------  -----------   -----------  ---------------  ---------------
   (7,192,883)  (11,518,785)  (1,963,356)   (3,360,927)     (40,149,181)     (66,237,736)
 ------------  ------------  -----------   -----------  ---------------  ---------------
   60,944,249    83,480,146   14,029,232    29,527,383    2,754,289,406    4,388,043,812
    3,208,877     6,106,482      177,968       316,077        8,027,944       17,152,907
  (15,061,662)  (27,900,306)  (8,304,582)   (9,200,113)  (2,394,981,674)  (4,149,423,646)
 ------------  ------------  -----------   -----------  ---------------  ---------------
   49,091,464    61,686,322    5,902,618    20,643,347      367,335,676      255,773,073
 ------------  ------------  -----------   -----------  ---------------  ---------------
   51,534,281    65,184,592    7,798,137    22,180,707      367,335,676      255,773,073
  203,642,447   138,457,855   88,107,958    65,927,251    1,380,143,588    1,124,370,515
 ------------  ------------  -----------   -----------  ---------------  ---------------
 $255,176,728  $203,642,447  $95,906,095   $88,107,958  $ 1,747,479,264  $ 1,380,143,588
 ============  ============  ===========   ===========  ===============  ===============
 $         --            --           --            --               --               --
 ============  ============  ===========   ===========  ===============  ===============
 $  1,378,213  $ (1,184,492) $   550,258   $   167,317               --               --
 ============  ============  ===========   ===========  ===============  ===============



 FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

                                                                                          Distributions to
                                                                                          shareholders from
                                               Net realized and                           net realized gain
                                                  unrealized                                on investment
                                                gain/(loss) on               Dividends to   transactions,   Distributions to
                         Net asset    Net        investments,                shareholders      futures      shareholders in
                          value,   investment collateral, futures Total from   from net    contracts, and      excess of
                         beginning  income/     contracts, and    investment  investment  foreign currency   net investment
Period Ended August 31,  of period   (loss)    foreign currency   operations    income      transactions         income
-----------------------  --------- ---------- ------------------- ---------- ------------ ----------------- ----------------
EQUITY INCOME FUND
1994(a)                   $10.00      0.28           (0.09)          0.19       (0.23)             --               --
1995                      $ 9.96      0.33            1.26           1.59       (0.33)             --               --
1996                      $11.22      0.34            2.00           2.34       (0.35)          (0.21)
1997                      $13.00      0.33            3.51           3.84       (0.34)          (0.86)
1998(m)                   $15.64      0.15            1.92           2.07       (0.16)          (1.27)
LARGE-CAP GROWTH & INCOME FUND
1993(b)                   $10.00      0.10            0.07           0.17       (0.09)             --               --
1994                      $10.08      0.07           (0.03)          0.04       (0.07)             --               --
1995                      $10.05      0.09            1.59           1.68       (0.09)             --               --
1996                      $11.64      0.16            1.17           1.33       (0.15)          (0.66)              --
1997                      $12.16      0.10            3.76           3.86       (0.12)          (1.94)              --
1998(m)                   $13.96      0.03            1.82           1.85       (0.04)          (1.18)              --
MID-CAP VALUE FUND
1994(a)                   $10.00      0.12            0.93           1.05       (0.10)             --               --
1995                      $10.95      0.22            1.22           1.44       (0.20)          (0.11)              --
1996                      $12.08      0.21            0.78           0.99       (0.21)          (0.88)              --
1997                      $11.98      0.15            3.05           3.20       (0.15)          (1.89)              --
1998(m)                   $13.14      0.04            1.08           1.12       (0.06)          (1.95)              --
MID-CAP GROWTH FUND
1994(a)                   $10.00      0.02           (0.29)         (0.27)      (0.01)          (0.03)              --
1995                      $ 9.69     (0.00)           2.62           2.62       (0.01)             --            (0.00)
1996                      $12.30     (0.06)           2.24           2.18          --           (0.92)              --
1997                      $13.56     (0.08)           2.56           2.48          --           (1.22)              --
1998(m)                   $14.82     (0.05)           2.06           2.01          --           (1.81)              --
INTERNATIONAL STOCK FUND
1995(c)                   $10.00      0.20            0.01           0.21       (0.05)             --               --
1996                      $10.16      0.21            0.96           1.17       (0.22)          (0.03)              --
1997                      $11.08      0.18            2.29           2.47       (0.26)          (0.09)              --
1998(m)                   $13.20      0.06            0.38           0.44       (0.21)          (0.29)              --
SMALL-CAP GROWTH FUND
1997(d)                   $10.00     (0.08)           2.27           2.19          --              --               --
1998(m)                   $12.19     (0.06)           1.81           1.75          --           (0.49)              --
SHORT-TERM INCOME FUND
1993(e)                   $10.00      0.40           (0.05)          0.35       (0.40)             --               --
1994                      $ 9.95      0.45           (0.25)          0.20       (0.44)             --               --
1995                      $ 9.71      0.56            0.05           0.61       (0.58)             --               --
1996                      $ 9.74      0.62           (0.15)          0.47       (0.62)             --               --
1997                      $ 9.59      0.63            0.04           0.67       (0.62)             --               --
1998(m)                   $ 9.64      0.31           (0.03)          0.28       (0.31)
INTERMEDIATE BOND FUND
1993(b)                   $10.00      0.46            0.33           0.79       (0.39)             --               --
1994                      $10.40      0.61           (0.81)         (0.20)      (0.67)          (0.17)              --
1995                      $ 9.36      0.61            0.16           0.77       (0.62)             --               --
1996                      $ 9.51      0.58           (0.25)          0.33       (0.58)             --               --
1997                      $ 9.26      0.58            0.18           0.76       (0.58)             --               --
1998(m)                   $ 9.44      0.29            0.08           0.37       (0.29)             --               --
GOVERNMENT INCOME FUND
1993(f)                   $10.00      0.47            0.16           0.63       (0.41)             --               --
1994                      $10.22      0.64           (0.78)         (0.14)      (0.68)          (0.14)              --
1995                      $ 9.26      0.60            0.27           0.87       (0.62)             --               --
1996                      $ 9.51      0.62           (0.24)          0.38       (0.62)             --               --
1997                      $ 9.27      0.62            0.22           0.84       (0.62)             --               --
1998(m)                   $ 9.49      0.31            0.12           0.43       (0.31)             --               --
INTERMEDIATE TAX-FREE FUND
1994(g)                   $10.00      0.19           (0.29)         (0.10)      (0.19)             --               --
1995                      $ 9.71      0.42            0.20           0.62       (0.42)             --               --
1996                      $ 9.91      0.43           (0.08)          0.35       (0.43)             --               --
1997                      $ 9.83      0.43            0.21           0.64       (0.43)             --               --
1998(m)                   $10.04      0.21            0.21           0.42       (0.21)             --               --

(a) Reflects operations for the period from October 1, 1993 (date of initial public investment) to August 31, 1994.
(b) Reflects operations for the period from November 23, 1992 (date of initial public investment) to August 31, 1993.
(c) Reflects operations for the period from September 2, 1994 (date of initial public investment) to August 31, 1995.
(d) Reflects operations for the period from September 3, 1996 (date of initial public investment) to August 31, 1997.
(e) Reflects operations for the period from November 2, 1992 (date of initial public investment) to August 31, 1993.
(f) Reflects operations for the period from December 14, 1992 (date of initial public investment) to August 31, 1993.
(g) Reflects operations for the period from February 2, 1994 (date of initial public investment) to August 31, 1994.
(h) Reflects operations for the period from December 17, 1992 (date of initial public investment) to August 31, 1993.
(i) Based on net asset value. (j) Computed on an annualized basis.
(k) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(l) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.
(m) Six months ended February 28, 1998 (unaudited).

(See Notes which are an integral part of the Financial Statements)


                                                         [_] MARSHALL FUNDS



                                       Ratios to Average Net Assets
                                    ---------------------------------     Net assets,   Average
               Net asset                          Net                        end      commission Portfolio
    Total      value, end   Total              investment    Expense      of period      rate    turnover
distributions  of period  return(i) Expenses     income     waiver(k)   (000 omitted)   paid(l)     rate
-------------  ---------- --------- --------   ----------   ---------   ------------- ---------- ---------
    (0.23)       $ 9.96     2.02%    1.01%(j)     3.30%(j)    0.16%(j)    $ 49,396        --        44%
    (0.33)       $11.22    16.40%    1.01%        3.45%       0.09%       $107,499        --        43%
    (0.56)       $13.00    21.20%    0.98%        2.83%         --        $173,402     $0.0450      60%
    (1.20)       $15.64    30.95%    1.22%        2.31%         --        $331,730     $0.0598      61%
    (1.43)       $16.28    13.82%    1.19%(j)     2.10%(j)      --        $544,729     $0.0368      44%

    (0.09)       $10.08     1.67%    0.94%(j)     1.39%(j)    0.03%(j)    $309,128        --        98%
    (0.07)       $10.05     0.44%    0.99%        0.77%       0.01%       $250,155        --        86%
    (0.09)       $11.64    16.85%    0.98%        0.88%       0.01%       $257,019        --        79%
    (0.81)       $12.16    11.56%    0.97%        1.28%         --        $251,583     $0.0600     147%
    (2.06)       $13.96    34.50%    1.23%        0.78%         --        $269,607     $0.0612      43%
    (1.22)       $14.59    13.90%    1.22%(j)     0.49%(j)      --        $307,212     $0.0500      14%

    (0.10)       $10.95    10.59%    1.00%(j)     1.82%(j)    0.15%(j)    $218,755        --        39%
    (0.31)       $12.08    13.57%    0.96%        1.98%         --        $220,436        --        78%
    (1.09)       $11.98     8.53%    0.98%        1.68%         --        $195,066     $0.0591      67%
    (2.04)       $13.14    30.20%    1.23%        1.20%         --        $145,143     $0.0593      55%
    (2.01)       $12.25     9.67%    1.24%(j)     0.78%(j)      --        $181,899     $0.0600      30%

    (0.04)       $ 9.69    (2.74%)   1.01%(j)     0.23%(j)    0.28%(j)    $ 53,642        --       113%
    (0.01)       $12.30    27.06%    1.01%       (0.13%)      0.08%       $108,256        --       157%
    (0.92)       $13.56    18.92%    1.01%       (0.47%)        --        $143,236     $0.0598     189%
    (1.22)       $14.82    19.14%    1.24%       (0.52%)        --        $196,983     $0.0600     211%
    (1.81)       $15.02    14.67%    1.23%(j)    (0.72%)(j)     --        $218,275     $0.0605      96%

    (0.05)       $10.16     2.11%    1.54%(j)     2.42%(j)    0.04%(j)    $ 94,048        --        61%
    (0.25)       $11.08    11.71%    1.35%        2.58%         --        $143,783     $0.0059      26%
    (0.35)       $13.20    22.73%    1.59%        1.80%         --        $226,849     $0.0216      26%
    (0.50)       $13.14     3.51%    1.51%(j)     1.06%(j)      --        $243,166     $0.0190      15%

     --          $12.19    21.90%    1.80%(j)    (0.94%)(j)     --        $ 56,425     $0.0600     183%
    (0.49)       $13.45    14.70%    1.62%(j)    (1.23%)(j)     --        $ 86,523     $0.0620      66%

    (0.40)       $ 9.95     3.57%    0.50%(j)     4.91%(j)    0.51%(j)    $ 74,742        --        79%
    (0.44)       $ 9.71     2.05%    0.50%        4.58%       0.39%       $100,452        --       185%
    (0.58)       $ 9.74     6.47%    0.51%        5.78%       0.40%       $ 84,273        --       194%
    (0.62)       $ 9.59     4.92%    0.51%        6.16%       0.40%       $100,846        --       144%
    (0.62)       $ 9.64     7.20%    0.49%        6.46%       0.59%       $148,781        --       101%
    (0.31)       $ 9.61     2.93%    0.57%(j)     7.45%(j)    0.63%(j)    $141,204        --        43%

    (0.39)       $10.40     7.99%    0.70%(j)     6.08%(j)    0.10%(j)    $346,808        --       220%
    (0.84)       $ 9.36    (2.02%)   0.71%        6.26%       0.11%       $357,740        --       228%
    (0.62)       $ 9.51     8.58%    0.71%        6.50%       0.08%       $344,071        --       232%
    (0.58)       $ 9.26     3.52%    0.72%        6.14%       0.09%       $403,657        --       201%
    (0.58)       $ 9.44     8.42%    0.72%        6.17%       0.31%       $398,234        --       144%
    (0.29)       $ 9.52     3.96%    0.71%(j)     6.12%(j)    0.30%(j)    $557,744        --        64%

    (0.41)       $10.22     6.40%    0.85%(j)     6.56%(j)    0.33%(j)    $ 57,822        --       218%
    (0.82)       $ 9.26    (1.34%)   0.86%        6.58%       0.40%       $ 64,823        --       175%
    (0.62)       $ 9.51     9.78%    0.86%        6.54%       0.26%       $103,708        --       360%
    (0.62)       $ 9.27     4.02%    0.86%        6.51%       0.19%       $138,458        --       268%
    (0.62)       $ 9.49     9.35%    0.86%        6.62%       0.38%       $203,642        --       299%
    (0.31)       $ 9.61     4.62%    0.86%(j)     6.60%(j)    0.35%(j)    $255,177        --       133%

    (0.19)       $ 9.71    (0.94%)   0.62%(j)     3.58%(j)    0.59%(j)    $ 35,212        --        45%
    (0.42)       $ 9.91     6.58%    0.61%        4.35%       0.47%       $ 46,051        --       105%
    (0.43)       $ 9.83     3.57%    0.61%        4.34%       0.37%       $ 65,927        --        41%
    (0.43)       $10.04     6.67%    0.61%        4.35%       0.54%       $ 88,108        --        53%
    (0.21)       $10.25     4.25%    0.61%(j)     4.24%(j)    0.52%(j)    $ 95,906        --        26%

 FINANCIAL HIGHLIGHTS (CONTINUED)

(For a share outstanding throughout each period)

                                                                                          Distributions to
                                                                                          shareholders from
                                               Net realized and                           net realized gain
                                                  unrealized                                on investment
                                                gain/(loss) on               Dividends to   transactions,   Distributions to
                         Net asset    Net        investments,                shareholders      futures      shareholders in
                          value,   investment collateral, futures Total from   from net    contracts, and      excess of
                         beginning  income/     contracts, and    investment  investment  foreign currency   net investment
Period Ended August 31,  of period   (loss)    foreign currency   operations    income      transactions         income
-----------------------  --------- ---------- ------------------- ---------- ------------ ----------------- ----------------
MONEY MARKET FUND--CLASS A SHARES
1993(b)                    $1.00      0.02             --            0.02       (0.02)            --               --
1994                       $1.00      0.03             --            0.03       (0.03)            --               --
1995                       $1.00      0.05             --            0.05       (0.05)            --               --
1996                       $1.00      0.05             --            0.05       (0.05)            --               --
1997                       $1.00      0.05             --            0.05       (0.05)            --               --
1998(m)                    $1.00      0.03             --            0.03       (0.03)            --               --
MONEY MARKET FUND--CLASS B SHARES
1993(h)                    $1.00      0.02             --            0.02       (0.02)            --               --
1994                       $1.00      0.03             --            0.03       (0.03)            --               --
1995                       $1.00      0.05             --            0.05       (0.05)            --               --
1996                       $1.00      0.05             --            0.05       (0.05)            --               --
1997                       $1.00      0.05             --            0.05       (0.05)            --               --
1998(m)                    $1.00      0.03             --            0.03       (0.03)            --               --

(a) Reflects operations for the period from October 1, 1993 (date of initial public investment) to August 31, 1994.
(b) Reflects operations for the period from November 23, 1992 (date of initial public investment) to August 31, 1993.
(c) Reflects operations for the period from September 2, 1994 (date of initial public investment) to August 31, 1995.
(d) Reflects operations for the period from September 3, 1996 (date of initial public investment) to August 31, 1997.
(e) Reflects operations for the period from November 2, 1992 (date of initial public investment) to August 31, 1993.
(f) Reflects operations for the period from December 14, 1992 (date of initial public investment) to August 31, 1993.
(g) Reflects operations for the period from February 2, 1994 (date of initial public investment) to August 31, 1994.
(h) Reflects operations for the period from December 17, 1992 (date of initial public investment) to August 31, 1993.
(i) Based on net asset value. (j) Computed on an annualized basis.
(k) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(l) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.
(m) Six months ended February 28, 1998 (unaudited).

(See Notes which are an integral part of the Financial Statements)

                                                       [_] MARSHALL FUNDS



                                      Ratios to Average Net Assets
                                    --------------------------------    Net assets,    Average
               Net asset                          Net                       end      commission Portfolio
    Total      value, end   Total              investment   Expense      of period      rate    turnover
distributions  of period  return(i) Expenses     income    waiver(k)   (000 omitted)  paid(l)     rate
-------------  ---------- --------- --------   ----------  ---------   ------------- ---------- ---------

    (0.02)       $1.00      2.33%    0.40%(j)    2.97%(j)    0.28%(j)   $  775,890       --         --
    (0.03)       $1.00      3.41%    0.40%       3.40%       0.29%      $  967,988       --         --
    (0.05)       $1.00      5.57%    0.41%       5.44%       0.26%      $1,128,623       --         --
    (0.05)       $1.00      5.39%    0.41%       5.29%       0.26%      $1,039,659       --         --
    (0.05)       $1.00      5.35%    0.41%       5.22%       0.26%      $1,290,659       --         --
    (0.03)       $1.00      2.71%    0.41%(j)    5.41%(j)    0.26%(j)   $1,649,288       --         --

    (0.02)       $1.00      1.89%    0.72%(j)    2.72%(j)    0.28%(j)   $    1,980       --         --
    (0.03)       $1.00      3.11%    0.70%       3.39%       0.29%      $   11,929       --         --
    (0.05)       $1.00      5.25%    0.71%       5.21%       0.26%      $   30,331       --         --
    (0.05)       $1.00      5.07%    0.71%       4.92%       0.26%      $   84,711       --         --
    (0.05)       $1.00      5.04%    0.71%       4.93%       0.26%      $   89,485       --         --
    (0.03)       $1.00      2.56%    0.71%(j)    5.16%(j)    0.26%(j)   $   98,191       --         --

February 28, 1998 (unaudited)
 NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

  Marshall Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company. The Corporation consists of eleven diversified portfolios (individually referred to as the "Fund", or collectively as the "Funds") which are presented herein:

                           PORTFOLIO NAME                             INVESTMENT OBJECTIVE
                           --------------                             --------------------
 Marshall Equity Income Fund ("Equity Income Fund")                   Above-average dividend income with appreciation of capital.
 Marshall Large-Cap Growth & Income Fund                              Growth of capital and income.
  ("Large-Cap Growth & Income Fund")
 Marshall Mid-Cap Value Fund ("Mid-Cap Value Fund")                   Long-term capital growth and income.
 Marshall Mid-Cap Growth Fund ("Mid-Cap Growth Fund")                 Appreciation of capital.
 Marshall International Stock Fund ("International Stock Fund")       Long-term capital growth.
 Marshall Small-Cap Growth Fund ("Small-Cap Growth Fund")             Appreciation of capital.
 Marshall Short-Term Income Fund ("Short-Term Income Fund")           Maximize total return consistent with current income.
 Marshall Intermediate Bond Fund ("Intermediate Bond Fund")           Maximize total return consistent with current income.
 Marshall Government Income Fund ("Government Income Fund")           Current income.
 Marshall Intermediate Tax-Free Fund ("Intermediate Tax-Free Fund")   Provide as high a level of income that is exempt from federal income tax as is consistent with preservation of capital.
 Marshall Money Market Fund ("Money Market Fund") Current income consistent with stability of principal.

  Money Market Fund is offered in two classes of shares: Class A Shares and Class B Shares. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

  Investment Valuations--Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities and investments in closed end investment companies are valued at the last sale price reported on a national securities exchange. Money Market Fund's use of the amortized cost method to value portfolio securities is in accordance with Rule 2a-7 under the Act. For fluctuating net asset value funds within the Corporation, short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities purchased with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value.

  Repurchase Agreements--It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction, including accrued interest.

  The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser (or sub-adviser with respect to International Stock Fund) to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

  Investment Income, Expenses and Distributions--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded after the ex-dividend date based upon when information becomes available to the Fund.

  Federal Taxes--It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

                                                    [_] MARSHALL FUNDS



  However, federal taxes may be imposed on International Stock Fund upon the disposition of investments in passive foreign investment companies. Withholding taxes on foreign dividends have been provided for in accordance with the International Stock Fund's understanding of the applicable country's tax rules and rates.

  At August 31, 1997, the following Funds had capital loss carryforwards for federal tax purposes, which will reduce each Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve each Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as listed below:

--------------------------------------------------------------------------------

                        CAPITAL LOSS CAPITAL LOSS CAPITAL LOSS CAPITAL LOSS
                        CARRYFORWARD CARRYFORWARD CARRYFORWARD CARRYFORWARD    TOTAL
                        TO EXPIRE IN TO EXPIRE IN TO EXPIRE IN TO EXPIRE IN CAPITAL LOSS
FUND                        2002         2003         2004         2005     CARRYFORWARD
----                    ------------ ------------ ------------ ------------ ------------
Short-Term Income Fund    $302,405   $ 1,898,650   $  556,158   $  545,815  $ 3,303,028
Intermediate Bond Fund          --   $16,402,553   $6,100,494           --  $22,503,047
Government Income Fund    $155,781   $ 1,806,126           --   $1,184,492  $ 3,146,399
Intermediate Tax-Free
Fund                            --   $    87,377   $  247,302           --  $   334,679

--------------------------------------------------------------------------------

  Net realized capital losses on Short-Term Income Fund, Intermediate Bond Fund, and Government Income Fund of $389,609, $921,750, and $322,458, respectively, attributable to security transactions incurred after October 31, 1996, were treated as arising on the first day of each Fund's next taxable year (September 1, 1997).

  Net realized losses on International Stock Fund of $223,360, attributable to foreign currency transactions incurred after October 31, 1996, were treated as arising on the first day of International Stock Fund's next taxable year (September 1, 1997).

  When-Issued and Delayed Delivery Transactions--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

  Deferred Expenses--The costs incurred by each Fund with respect to registration of their shares in their first fiscal year, excluding the initial expense of registering their shares, have been deferred and are being amortized over a period not to exceed five years from each Fund's commencement date.

  Futures Contracts--Large-Cap Growth & Income Fund, Mid-Cap Value Fund, Mid-Cap Growth Fund and Small-Cap Growth Fund purchase stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

  At February 28, 1998, the Large-Cap Growth & Income Fund and Mid-Cap Value Fund had no outstanding futures contracts.

  At February 28, 1998, the Mid-Cap Growth Fund had outstanding futures contracts as set forth below:

--------------------------------------------------------------------------------

EXPIRATION DATE    CONTRACTS TO RECEIVE     POSITION     UNREALIZED APPRECIATION
---------------    --------------------     --------     -----------------------
March 1998          10 S&P 500 Futures        Long              $221,675

--------------------------------------------------------------------------------

  At February 28, 1998, the Small-Cap Growth Fund had outstanding futures contracts as set forth below:

--------------------------------------------------------------------------------

EXPIRATION DATE    CONTRACTS TO RECEIVE     POSITION   UNREALIZED APPRECIATION
---------------   -----------------------   --------   -----------------------
March 1998        15 Russell 2000 Futures     Long            $255,286

--------------------------------------------------------------------------------


 NOTES TO FINANCIAL STATEMENTS (CONTINUED)


  Foreign Exchange Contracts--International Stock Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked to market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

  As of February 28, 1998, International Stock Fund had no outstanding foreign exchange contracts.

  Foreign Currency Translation--The accounting records of International Stock Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FCs") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

  Dollar Roll Transactions--The Funds, except for Money Market Fund, may enter into dollar roll transactions, with respect to mortgage securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Funds loan mortgage securities to financial institutions and simultaneously agree to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions are short-term financing arrangements which will not exceed twelve months. The Funds will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Funds' current yield and total return.

  Securities Lending--The Funds participate in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral is maintained at a minimum level of 100% of the market value on securities loaned, plus interest, if applicable. The Funds reimburse the custodian for the costs directly associated with the Funds' participation in the securities lending program, subject to a maximum fee.

  As of February 28, 1998, collateral held for securities loaned was as follows:

--------------------------------------------------------------------------------

                                 MARKET VALUE OF  MARKET VALUE
FUND                            SECURITIES LOANED OF COLLATERAL
----                            ----------------- -------------
Large-Cap Growth & Income Fund     $65,793,919     $70,273,900
Mid-Cap Value Fund                 $20,130,568     $20,807,593
Mid-Cap Growth Fund                $61,903,114     $64,045,870
International Stock Fund           $49,543,184     $51,483,006
Intermediate Bond Fund             $69,016,193     $71,115,162

--------------------------------------------------------------------------------

  Restricted Securities--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. International Stock Fund's and Short-Term Income Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee. Money Market Fund's restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Act.

                                                    [_] MARSHALL FUNDS



  Additional information on each restricted security held by International Stock Fund at February 28, 1998, is as follows:

--------------------------------------------------------------------------------

SECURITY                                ACQUISITION DATE(S) ACQUISITION COST
--------                                ------------------- ----------------
Telefonica de Argentina S.A., ADR         9/7/94-8/21/96       $1,557,970
Qantas Airways, ADR                       7/31/95-3/7/96       $  832,512
Cointel, Telefonica de Argentia SA,
PRIDES, $5.04                             3/24/95-6/10/96      $1,234,906
Gazprom, ADR                             10/27/97-11/14/97     $1,030,584
MOL Magyar Olay, GDR                      11/22/95-5/7/96      $  806,418
Philippine Long Distance Telephone Co.        9/29/95          $  499,980

--------------------------------------------------------------------------------

  Additional information on each restricted security held by Short-Term Income Fund at February 28, 1998, is as follows:

--------------------------------------------------------------------------------

SECURITY                                   ACQUISITION DATE ACQUISITION COST
--------                                   ---------------- ----------------
Corestates Capital Corp., Bank Guarantee,
6.195%, 2/15/2027                              2/25/97         $3,916,040
Edison Funding Co., Sr. Note, 6.75%,
12/17/1999                                      6/4/97         $4,996,300
Florida Windstorm Under. 6.50%, 8/25/2002      7/31/97         $3,244,995
Household Capital Trust III, Company
Guarantee, 6.26%, 6/26/2004                    12/30/97        $4,975,200
EOP Operating LP, Sr. Note, 6.375%,
2/15/2003                                      2/18/98         $2,996,100

--------------------------------------------------------------------------------

  Additional information on each restricted security held by Intermediate Bond Fund at February 28, 1998, is as follows:

--------------------------------------------------------------------------------

SECURITY                                        DATE        ACQUISITION COST
--------                                        ----        ----------------
Edison Funding Co., Sr. Note                   4/6/97         $ 9,992,600
Corestates Capital Corp., Bank Guarantee       1/9/97         $ 3,919,520
Florida Windstorm Under, Bond                  7/31/97        $ 9,984,600
IBJ Preferred Capital Co., LLC, Bond           2/11/98        $ 8,000,000
Credit Suisse, London, Sub. Note          08/04/97-10/28/97   $12,592,000

--------------------------------------------------------------------------------

  Additional information on each restricted security held by Government Income Fund at February 28, 1998, is as follows:

--------------------------------------------------------------------------------

SECURITY                               ACQUISITION DATE(S) ACQUISITION COST
--------                               ------------------- ----------------
Nations Credit Home Equity Loan Trust       10/31/97          $4,248,540
American Honda Finance Corp.                10/29/97          $4,999,645

--------------------------------------------------------------------------------


 NOTES TO FINANCIAL STATEMENTS (CONTINUED)



  Additional information on each restricted security held by Money Market Fund at February 28, 1998, is as follows:

--------------------------------------------------------------------------------

SECURITY                                    ACQUISITION DATE   ACQUISITION COST
--------                                    ----------------   ----------------
Combined Insurance Corp. of America,
5.732%, 5/1/1998                                5/7/1997         $20,000,000
Commonwealth Life Insurance, 5.780%--
5.970%, 3/2/1998                           9/2/1994-10/16/1997   $50,000,000
Danaher Corp., 5.617%, 3/2/1998                11/12/1997        $10,000,000
Donaldson, Lufkin and Jenrette Securities
Corp., Master Note, 5.647%, 3/2/1998           11/17/1997        $ 5,000,000
General American Life Insurance Co.,
5.820%, 3/2/1998                           9/3/1997-10/9/1997    $60,000,000
Goldman Sachs Group, LP, 5.813%,
3/31/1998                                  10/7/1997-2/17/1998   $70,150,000
Jackson National Life Insurance Co.,
5.660%, 5/1/1998                                4/8/1996         $50,000,000
J.P. Morgan & Co., Inc., 5.635%, 3/2/1998   4/4/1994-2/3/1998    $75,000,000
Transamerica Life Insurance and Annuity
Co., 5.809%, 4/4/1998                           10/1/1997        $60,000,000
Travelers Insurance Company, 5.655%,
3/2/1998                                        1/20/1998        $50,000,000
Wisconsin Public Service, 5.567%,
3/3/1998                                       11/17/1997        $10,000,000

--------------------------------------------------------------------------------

  Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

  Other--Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

  The Articles of Incorporation permit the Directors to issue 50 billion full and fractional shares of common stock, par value $0.0001 per share. At February 28, 1998, the capital paid-in was as follows:

--------------------------------------------------------------------------------

                                CAPITAL PAID-
FUND                                  IN
----                            -------------
Equity Income Fund              $  407,324,297
Large-Cap Growth & Income Fund  $  202,283,182
Mid-Cap Value Fund              $  139,080,440
Mid-Cap Growth Fund             $  162,936,525
International Stock Fund        $  197,630,208
Small-Cap Growth Fund           $   71,095,141
Short-Term Income Fund          $  145,052,617
Intermediate Bond Fund          $  574,837,696
Government Income Fund          $  255,003,346
Intermediate Tax-Free Fund      $   92,729,219
Money Market Fund               $1,747,479,264

--------------------------------------------------------------------------------

  Transactions in capital stock were as follows:

--------------------------------------------------------------------------------

                            -----------------------  -----------------------  -----------------------
                                                       LARGE-CAP GROWTH &             MID-CAP
                              EQUITY INCOME FUND           INCOME FUND              VALUE FUND
                            -----------------------  -----------------------  -----------------------
                             SIX MONTHS               SIX MONTHS               SIX MONTHS
                               ENDED     YEAR ENDED     ENDED     YEAR ENDED     ENDED     YEAR ENDED
                            FEBRUARY 28, AUGUST 31,  FEBRUARY 28, AUGUST 31,  FEBRUARY 28, AUGUST 31,
                                1998        1997         1998        1997         1998        1997
                            ------------ ----------  ------------ ----------  ------------ ----------
  Shares sold                13,773,228  10,346,734    2,057,825   3,109,742    4,676,923   2,321,462
  Shares issued to            1,835,906     598,334    1,713,951   2,355,870    1,838,188   1,614,014
   shareholders in payment
   of distributions
   declared
  Shares redeemed            (3,363,005) (3,074,398)  (2,026,342) (6,850,139)  (2,715,338) (9,178,441)
                             ----------  ----------   ----------  ----------   ----------  ----------
  Net change resulting       12,246,129   7,870,670    1,745,434  (1,384,527)   3,799,773  (5,242,965)
   from share transactions
                             ==========  ==========   ==========  ==========   ==========  ==========

--------------------------------------------------------------------------------

                                                    [_] MARSHALL FUNDS


                            -----------------------  -----------------------  -----------------------
                                                          INTERNATIONAL              SMALL-CAP
                              MID-CAP GROWTH FUND          STOCK FUND               GROWTH FUND
                            -----------------------  -----------------------  -----------------------
                             SIX MONTHS               SIX MONTHS               SIX MONTHS
                               ENDED     YEAR ENDED     ENDED     YEAR ENDED     ENDED     YEAR ENDED
                            FEBRUARY 28, AUGUST 31,  FEBRUARY 28, AUGUST 31,  FEBRUARY 28, AUGUST 31,
                                1998        1997         1998        1997         1998       1997*
                            ------------ ----------  ------------ ----------  ------------ ----------
  Shares sold                 2,959,562   6,045,656    4,675,695   7,818,946    2,757,434  5,546,179
  Shares issued to            1,710,266     534,978      545,806     197,927      199,270        --
   shareholders in payment
   of distributions
   declared
  Shares redeemed            (3,424,900) (3,856,291)  (3,900,932) (3,814,168)  (1,152,428)  (917,613)
                             ----------  ----------   ----------  ----------   ----------  ---------
  Net change resulting        1,244,928   2,724,343    1,320,569   4,202,705    1,804,276  4,628,566
   from share transactions
                             ==========  ==========   ==========  ==========   ==========  =========

--------------------------------------------------------------------------------
*For the period from September 3, 1996 (date of initial public investment) to August 31, 1997.

                            -----------------------  ------------------------  -----------------------
                                  SHORT-TERM               INTERMEDIATE              GOVERNMENT
                                  INCOME FUND               BOND FUND                INCOME FUND
                            -----------------------  ------------------------  -----------------------
                             SIX MONTHS               SIX MONTHS                SIX MONTHS
                               ENDED     YEAR ENDED     ENDED     YEAR ENDED      ENDED     YEAR ENDED
                            FEBRUARY 28, AUGUST 31,  FEBRUARY 28, AUGUST 31,   FEBRUARY 28, AUGUST 31,
                                1998        1997         1998        1997          1998        1997
                            ------------ ----------  ------------ ----------   ------------ ----------
  Shares sold                 5,068,705   9,291,644   20,993,051   10,675,888    6,336,425   8,834,407
  Shares issued to              197,638     356,927      586,185    1,513,322      334,466     646,704
   shareholders in payment
   of distributions
   declared
  Shares redeemed            (5,993,305) (4,738,729)  (5,225,002) (13,568,319)  (1,569,949) (2,966,414)
                             ----------  ----------   ----------  -----------   ----------  ----------
  Net change resulting         (726,962)  4,909,842   16,354,234   (1,379,109)   5,100,942   6,514,697
   from share transactions
                             ==========  ==========   ==========  ===========   ==========  ==========

--------------------------------------------------------------------------------

                                                -----------------------
                                                     INTERMEDIATE
                                                     TAX-FREE FUND
                                                -----------------------
                                                 SIX MONTHS
                                                   ENDED     YEAR ENDED
                                                FEBRUARY 28, AUGUST 31,
                                                    1998        1997
                                                ------------ ----------
  Shares sold                                    1,379,684   2,962,645
  Shares issued to shareholders in payment of       17,478      31,656
   distributions declared
  Shares redeemed                                 (815,060)   (923,630)
                                                 ---------   ---------
  Net change resulting from share transactions     582,102   2,070,671
                                                 =========   =========

--------------------------------------------------------------------------------

                                               ------------------------------
                                                     MONEY MARKET FUND
                                               ------------------------------
                                                 SIX MONTHS
                                                   ENDED         YEAR ENDED
                                                FEBRUARY 28,     AUGUST 31,
                                                    1998            1997
                                                ------------     ----------
  CLASS A SHARES
  Shares sold                                   2,480,732,629   3,774,164,146
  Shares issued to shareholders in payment of       6,047,935      12,155,219
   distributions declared
  Shares redeemed                              (2,128,151,395) (3,535,320,070)
                                               --------------  --------------
  Net change resulting from Class A Share         358,629,169     250,999,295
   transactions
                                               ==============  ==============

--------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                               --------------------------
                                                   MONEY MARKET FUND
                                               --------------------------
                                                SIX MONTHS
                                                  ENDED       YEAR ENDED
                                               FEBRUARY 28,   AUGUST 31,
                                                   1998          1997
                                               ------------   ----------
  CLASS B SHARES
  Shares sold                                   273,556,777   613,879,666
  Shares issued to shareholders in payment of     1,980,009     4,997,688
   distributions declared
  Shares redeemed                              (266,830,279) (614,103,576)
                                               ------------  ------------
  Net change resulting from Class B Share         8,706,507     4,773,778
   transactions
                                               ============  ============
  Net change resulting from Fund Share          367,335,676   255,773,073
   transactions
                                               ============  ============

--------------------------------------------------------------------------------

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  Investment Advisory Fee--M&I Investment Management Corp., the Funds' investment adviser (the "Adviser"), receives for its services an annual investment advisory fee based on a percentage of each Fund's average daily net assets as listed below. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

--------------------------------------------------------------------------------

FUND                            ANNUAL RATE
----                            -----------
Equity Income Fund                 0.75%
Large-Cap Growth & Income Fund     0.75%
Mid-Cap Value Fund                 0.75%
Mid-Cap Growth Fund                0.75%
International Stock Fund           1.00%
Small-Cap Growth Fund              1.00%
Short-Term Income Fund             0.60%
Intermediate Bond Fund             0.60%
Government Income Fund             0.75%
Intermediate Tax-Free Fund         0.60%
Money Market Fund                  0.50%

--------------------------------------------------------------------------------

  Templeton Investment Counsel, Inc., is the sub-adviser (the "Sub-Adviser") for International Stock Fund. The Adviser compensates the Sub-Adviser based on the level of average aggregate daily net assets of International Stock Fund.

  Administrative Fee--Federated Administrative Services ("FAS"), under the Administrative Services Agreement, provides the Funds with administrative personnel and services. The fee paid to FAS is based on the level of average aggregate daily net assets of the Corporation for the period except for the Small-Cap Growth Fund which is based on the Fund's average daily net assets.

  Distribution Services Fee--International Stock Fund, Small-Cap Growth Fund and Money Market Fund have adopted Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the Act. Under the terms of the Plans, the Funds will compensate Federated Securities Corp. ("FSC"), the Fund's principal distributor, from the net assets of each Fund to finance activities intended to result in the sale of shares of International Stock Fund, Small-Cap Growth Fund and Money Market Fund's Class B Shares. The Plans provide that the Funds may incur distribution expenses up to 0.25%, 0.25% and 0.30%, respectively, of the average daily net assets of International Stock Fund, Small-Cap Growth Fund and Money Market Fund's Class B Shares annually, to compensate FSC. The International Stock Fund and Small-Cap Growth Fund have no present intention of paying or accruing 12b-1 fees at this time.

  Shareholder Services Fee--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Funds (except for Money Market Fund) will pay FSSC up to 0.25% of average daily net assets of the Funds for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion. Marshall Funds Investor Services ("MFIS") is the shareholder servicing agent for the Money Market Fund. The Money Market Fund may pay MFIS a fee equal to approximately 0.02% of the average daily net assets for the period of the Fund for which MFIS provides shareholder services. MFIS may voluntarily choose to waive any portion of its fee. MFIS can modify or terminate this voluntary waiver at any time at its sole discretion.

                                                    [_] MARSHALL FUNDS


  Transfer and Dividend Disbursing Agent Fees and Expenses--Federated Services Company ("FServ") through its subsidiary, FSSC, serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

  Portfolio Accounting Fees--FServ maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses. FServ may voluntarily choose to waive any portion of its fee.

  Custodian Fees--Marshall & Ilsley Trust Co. is the Funds' custodian. Marshall & Ilsley Trust Co. receives fees based on the level of each Fund's average daily net assets for the period. The custodian is also reimbursed for the costs in connection with securities lending activities of the Funds.

  Organizational Expenses--Organizational expenses were borne initially by FAS. The Funds have reimbursed FAS for these expenses. The remaining unamortized balance of these expenses have been deferred and will be amortized to expense over a period not to exceed five years from the Fund's effective date.

--------------------------------------------------------------------------------

                                           ORGANIZATIONAL
                            ORGANIZATIONAL    EXPENSES
FUND                           EXPENSES         PAID
----                        -------------- --------------
Equity Income Fund             $18,857         $2,771
Mid-Cap Value Fund             $18,485         $2,716
Mid-Cap Growth Fund            $16,434         $2,414
International Stock Fund       $18,401         $2,035
Small-Cap Growth Fund          $35,592         $2,977
Intermediate Tax-Free Fund     $16,416         $2,572

--------------------------------------------------------------------------------

  General--Certain of the Officers and Directors of the Corporation are Officers and Directors of the above companies.

5. INVESTMENT TRANSACTIONS

  Purchases and sales of investments, excluding short-term securities, for the period ended February 28, 1998, were as follows:

--------------------------------------------------------------------------------

FUND                             PURCHASES      SALES
----                            ------------ ------------
Equity Income Fund              $230,939,593 $153,634,191
Large-Cap Growth & Income Fund    40,869,458   37,570,762
Mid-Cap Value Fund                66,600,022   44,975,870
Mid-Cap Growth Fund              192,713,766  200,682,180
International Stock Fund          61,675,995   34,152,742
Small-Cap Growth Fund             61,288,486   42,784,970
Short-Term Income Fund            59,536,887   56,570,435
Intermediate Bond Fund           394,233,215  284,348,206
Government Income Fund           398,182,098  360,492,777
Intermediate Tax-Free Fund        34,384,707   23,890,637

--------------------------------------------------------------------------------

6. CONCENTRATION OF CREDIT RISK

  International Stock Fund invests in equity and fixed income securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.


 DIRECTORS                       OFFICERS


Ody J. Fish                      Edward C. Gonzales
John DeVincentis                   Chairman, President and Treasurer

Edward C. Gonzales
Paul E. Hassett                  Joseph S. Machi
                                   Vice President and Assistant Treasurer

                                 Peter J. Germain
                                   Secretary

                                 Brooke J. Billick
                                   Assistant Secretary

                                 C. Todd Gibson
                                   Assistant Secretary




  Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal
     Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal. Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so.

 Thisreport is authorized for distribution to prospective investors only when preceded or accompanied by the Funds' prospectus, which contains facts
 concerning                    each Fund's objective and policies, management
                               fees, expenses, and other information.

MARSHALL FUNDS(R)
SMART FUNDS. SMART PEOPLE.SM

Marshall Funds Investor Services
1000 North Water Street
P.O. Box 1348
Milwaukee, Wisconsin 53201-1348

800-236-FUND (3863) or 414-287-8595
TDD: Speech and Hearing Impaired Services
800-209-3520
www.marshallfunds.com

Federated Securities Corp., Distributor G00406-02 (4/98)



1A. The graphic representation here displayed consists of two charts. One chart outlines the top five business sectors that the Marshall Equity Income Fund ("Equity Income Fund") invests in as well as its percentage of net assets as of February 28, 1998. The information is as follows: Financial, 22.3%; Consumer Non-Durables, 16.6%; Energy, 14.8%; Utilities, 13.4%; Raw Materials/Intermediate Goods, 8.2%. The second chart outlines the Equity Income Fund's five largest stock holdings and its percentage of net assets as of February 28, 1998. The information is as follows: Philip Morris Cos., Inc., 3.0%; Exxon Corp., 2.7%; Royal Dutch Petrolieum Co., ADR, 2.2%; Merck and Co., Inc., 1.8%; Bristol-Myers Squibb Co., 1.7%.

2A. The graphic representation here displayed consists of two charts. One chart outlines the average annual total returns for the Equity Income Fund as of February 28, 1998 for the 1-year, 3-year, and since inception (9/30/93) periods. The returns are as follows: 25.25%; 26.78%; and 18.86%, respectively. The second chart outlines the Equity Income Fund's six-month total return as of February 28, 1998. The six-month return is 13.82%.

3A. The graphic presentation here displayed consists of a line graph. The corrresponding components of the line graph are listed beneath the graphic presentation. The Equity Income Fund is represented by a solid line, whereas Standard & Poor's 500 Index ("S&P 500") is represented by a broken dotted line and Lipper Equity Income Funds Index ("LEIFI") is represented by a dotted line. The line graph is a visual representatin of a comparison of change in value of a hypothetical investment of $10,000 in the Equity Income Fund and S&P 500 and LEIFI from its inception on September 30, 1993 to February 28, 1998. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Equity Income Fund as compared to S&P 500 and LEIFI; the ending values are $21,452; $25,354; and $20,643, respectively.

1B. The graphic representation here displayed consists of two charts. One chart outlines the top five business sectors that the Marshall Large-Cap Growth & Income Fund ("Large-Cap Growth & Income Fund") invests in as well as its percentage of net assets as of February 28, 1998. The information is as follows:
Consumer Non-Durables, 36.9%; Capital Goods, 18.8%; Financial, 17.0%; Utilities, 9.4%; and Energy, 7.3%. The second chart outlines the Large-Cap Growth & Income Fund's five largest stock holdings and its percentage of net assets as of February 28, 1998. The information is as follows: General Electric Company, 3.0%; Philip Morris Cos., Inc., 2.4%; Bank America Corporation, 2.4%; Federal Home Loan Mortgage Corp., 2.3%; and Walgren Company, 2.2%.

2B. The graphic representation here displayed consists of two charts. One chart outlines the average annual total returns for the Large-Cap Growth & Income Fund as of February 28, 1998 for the 1-year, 3-year, 5-year and since inception (9/30/93) periods. The returns are as follows: 26.56%, 24.79%; 15.21%; and 14.45%, respectively. The second chart outlines the Large-Cap Growth & Income Fund's six-month total return as of February 28, 1998. The six-month return is 13.90%.

3B. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Large-Cap Growth & Income Fund is represented by a solid line, whereas Standard & Poor's 500 Index ("S&P 500") is represented by a broken dotted line and Lipper Growth and Income Funds Index ("LGIFI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Large-Cap Growth & Income Fund and S&P 500 and LGIFI from its inception on November 20, 1992 to February 28, 1998. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Large-Cap Growth & Income Fund as compared to S&P 500 and LGIFI; the ending values are $20,391; $27,617; and $24,767, respectively.

1C. The graphic representation here displayed consists of two charts. One chart outlines the top five business sectors that the Marshall Mid-Cap Value Fund ("Mid-Cap Value Fund") invests in as well as its percentage of net assets as of February 28, 1998. The information is as follows: Consumer Non-Durables, 32.4%; Intermediate Goods, 21.0%; Utilities, 9.0%; Capital Goods, 8.3%; and Financial, 7.6%. The second chart outlines the Mid-Cap Value Fund's five largest stock holdings and its percentage of net assets as of February 28, 1998. The information is as follows: Darden Restaurants, 3.8%; Viad Corp., 3.4%; Imperial Chemical Industries, 3.3%; ITT Industries, Inc., 3.0%; and Dial Corp., 2.9%.

2C. The graphic representation here displayed consists of two charts. One chart outlines the average annual total returns for the Mid-Cap Value Fund as of February 28, 1998 for the 1-year, 3-year, and since inception (9/30/93) periods. The returns are as follows: 26.85%; 21.15%; and 16.28%, respectively. The second chart outlines the Mid-Cap Value Fund's six-month total return as of February 28, 1998. The six-month return is 9.67%.

3C. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Mid-Cap Value Fund is represented by a solid line, whereas Standard & Poor's Mid-Cap 400 Index ("SPMC") is represented by a broken dotted line, Lipper Mid-Cap Funds Index ("LMCFI") is represented by a dotted line, and Standard & Poor's 500 Index ("S&P 500") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Mid-Cap Value Fund and SPMC, LMCFI, and S&P 500 from its inception on September 30, 1993 to February 28, 1998. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Mid-Cap Value Fund as compared to SPMC,LMCFI, and S&P 500; the ending values are $19,462; $21,704; and $19,491, and $25,354, respectively.

1D. The graphic representation here displayed consists of two charts. One chart outlines the top five business sectors that the Marshall Mid-Cap Growth Fund ("Mid-Cap Growth Fund") invests in as well as its percentage of net assets as of February 28, 1998. The information is as follows: Consumer Non-Durables, 57.6%; Capital Goods, 16.3%; Financial, 9.0%; Telecommunications, 8.6%; Energy, 5.4%. The second chart outlines the Mid-Cap Growth Fund's five largest stock holdings and its percentage of net assets as of February 28, 1998. The information is as follows: Kohl's Corp., 3.7%; MGIC Investment Corp., 3.0%; Clear Channel Communications, Inc., 2.9%;Steiner Leisure, Ltd., 2.8%; Tellabs, Inc., 2.8%.

2D. The graphic representation here displayed consists of two charts. One chart outlines the average annual total returns for the Mid-Cap Growth Fund as of February 28, 1998 for the 1-year, 3-year, and since inception (9/30/93) periods. The returns are as follows: 34.23%; 25.83%; and 17.09%, respectively. The second chart outlines the Mid-Cap Growth Fund's six-month total return as of February 28, 1998. The six-month return is 14.67%.

3D. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Mid-Cap Growth Fund is represented by a solid line, whereas Standard & Poor's Mid-Cap 400 Index ("SPMC") is represented by a broken dotted line and the Lipper Mid-Cap Funds Index ("LMCFI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Mid-Cap Growth Fund and SPMC and LMCFI from its inception on September 30, 1993 to February 28, 1998. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Mid-Cap Growth Fund as compared to SPMC and LMCFI; the ending values are $20,077; $21,704; and $19,491, respectively.

1E. The graphic presentation here displayed consists of four charts. One chart outlines the top five industries that the Marshall International Stock Fund ("International Stock Fund") invests in as well as its percentage of net assets as of February 28, 1998. The information is as follows: Banking, 10.9%; Government Agencies, 8.5%; Insurance, 7.7%; Telephone, 7.4%; Electric Utilities, 5.3%. The second chart outlines the International Stock Fund's five largest stock holdings and its percentage of net assets as of February 28, 1998. The information is as follows: AXA, 2.8%; Banque Nationale de Paris, 2.4%; Zurich Versicherungsgesellschaft, 2.1%; BTR, PLC, 2.1%; Philips Electronics NV, 2.0%. The third chart outlines the International Stock Fund's regional exposure and its percentage of net assets as of February 28, 1998. The information is as follows: Europe, 58.8%; South America, 11.7%; Australia, 6.9%; Pacific Rim, 5.4%; North America, 3.0%. The fourth chart outlines the International Stock Fund's country allocations and its percentage of net assets as of February 28, 1998. The information is as follows: Great Britain, 12.3%; France, 10.6%; Australia/New Zealand, 6.9%; Spain, 6.1%; Hong Kong, Netherlands, 5.2%.

2E. The graphic representation here displayed consists of two charts. One chart outlines the average annual total returns for the International Stock Fund as of February 28, 1998 for the 1-year, 3-year and since inception (9/1/94) periods. The returns are as follows: 12.73%, 15.99% and 11.19%, respectively. The second chart outlines the International Stock Fund's six-month total return as of February 28, 1998. The six-month return is 3.51%.

3E. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The International Stock Fund is represented by a solid line, whereas the Morgan Stanley Capital Europe, Australia, Far East Index ("EAFE") is represented by a broken line and the Lipper International Funds Index ("LIFI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the International Stock Fund and EAFE and LIFI from its inception on September 1, 1994 to February 28, 1998. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the International Stock Fund as compared to EAFE and LIFI; the ending values are $14,495; $12,805; and $13,595, respectively.

1F. The graphic representation here displayed consists of two charts. One chart outlines the top five business sectors that the Marshall Small-Cap Growth Fund ("Small-Cap Growth Fund") invests in as well as its percentage of net assets as of February 28, 1998. The information is as follows: Consumer Non-Durables, 64.5%; Capital Goods, 16.7%; Telecommunications, 5.0%; Financial, 4.6%; Energy, 4.4%. The second chart outlines the Small-Cap Growth Fund's five largest stock holdings and its percentage of net assets as of February 28, 1998. The information is as follows: Steiner Leisure Ltd., 3.5%; Henry Schein, Inc., 2.8%; Alternative Living Services, Inc., 2.8%; MSC Industrial Direct Co., 2.8%; Heftel Broadcasting Corp., Class A, 2.8%.

2F. The graphic representation here displayed consists of two charts. One chart outlines the average annual total returns for the Small-Cap Growth Fund as of February 28, 1998 for the 1-year and since inception (11/1/95) periods. The returns are as follows: 38.85% and 43.58%, respectively. The second chart outlines the Small-Cap Stock Fund's six-month total return as of February 28, 1998. The six-month return is 14.70%.


3F. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Small-Cap Growth Fund is represented by a solid line, whereas the Russell 2000 Index ("Russell 2000") is represented by a broken dotted line and Lipper Small Cap Funds Index ("LSCFI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Small-Cap Growth Fund and Russell 2000 and LSCFI from its inception on November 1, 1995 to February 28, 1998. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Small-Cap Growth Fund as compared to Russell 2000 and LSCFI; the ending values are $23,217; $16,113; and $14,494, respectively.

1G. The graphic representation here displayed consists of two charts. One chart outlines the portfolio diversification of the Marshall Short-Term Income Fund ("Short-Term Income Fund") as well as its percentage of net assets as of February 28, 1998. The information is as follows: AAA Rated Corporate Bonds, 37.1%; Government Agency, 18.8%; A Rated Corporate Bonds, 18.5%; Cash & Cash Equivalents, 6.5%; U.S. Treasury, 5.3%; BBB Rated Corporate Bonds, 2.1%; AA Rated Corporate Bonds, 0.8%. The second chart outlines the Short-Term Income Fund's fund statistics as of February 28, 1998. The information is as follows:
SEC 30-day yield, 5.46%; Dollar-weighted average maturity, 2.18 years; Duration,
1.22 years.

2G. The graphic representation here displayed consists of two charts. One chart outlines the average annual total returns for the Short-Term Income Fund as of February 28, 1998 for the 1-year, 3-year, 5-year and since inception (11/1/92) periods. The returns are as follows: 6.49%; 6.40%; 5.06%; and 5.08%, respectively. The second chart outlines the Short-Term Income Fund's six-month total return as of February 28, 1998. The six-month return is 2.93%.

3G. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Short-Term Income Fund is represented by a solid line, whereas the Lipper Short-Term Investment Grade Bond Fund Index ("LSTIBI") is represented by a broken line and IBC/Donoghue's Taxable Money Fund Average ("DMFA") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Short-Term Income Fund and LSTIBI and DMFA from its inception on November 1, 1992 to February 28, 1998. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Short-Term Income Fund as compared to LSTIBI and DMFA; the ending values are $13,026; $13,251; and $12,572, respectively.

1H. The graphic representation here displayed consists of two charts. One chart outlines the portfolio diversification of the Marshall Intermediate Bond Fund ("Intermediate Bond Fund") as well as its percentage of net assets as of February 28, 1998. The information is as follows: A Rated Corporate Bonds, 27.0%; AAA Rated Corporate Bonds, 25.2%, BBB Rated Corporate Bonds, 17.9%, U.S. Treasury, 10.8%, Cash and Cash Equivalents, 10.3%, Government Agency, 6.4%; AA Rated Corporate Bonds, 1.2%. The second chart outlines the Intermediate Bond Fund's fund statistics as of February 28, 1998. The information is as follows:
SEC 30-day yield, 5.65%; Dollar-weighted average maturity, 4.28 years; Duration,
2.84 years.

2H. The graphic representation here displayed consists of two charts. One chart outlines the average annual total returns for the Intermediate Bond Fund as of February 28, 1998 for the 1-year, 3-year, 5-year and since inception (11/20/92) periods. The returns are as follows: 7.73%; 7.39%; 5.16%; and 5.71%, respectively. The second chart outlines the Intermediate Bond Fund's six-month total return as of February 28, 1998. The six-month return is 3.96%.

3H. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Intermediate Bond Fund is represented by a solid line, whereas Lehman Brothers Government/Corporate Bond Index ("LGCI") is represented by a broken dotted line and Lipper Intermediate Investment Grade Bond Funds Index ("LIBF") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Intermediate Bond Fund and LGCI and LIBF from its inception on November 23, 1992 to February 28, 1997. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Intermediate Bond Fund as compared to LGCI and LIBF; the ending values are $13,406; $14,161; and $14,302, respectively.

1I. The graphic representation here displayed consists of two charts. One chart outlines the portfolio diversification of the Marshall Government Income Fund ("Government Income Fund") as well as its percentage of net assets as of February 28, 1998. The information is as follows: FNMA/MBS, 39.7%; CMO/ABS, 39.0%;FHLMC/MBS, 12.9%; Corporate,8.4%; GNMA/MBS, 6.7%; Cmbs, 6.0%. The second chart outlines the Government Income Fund's fund statistics as of February 28, 1998. The information is as follows: SEC 30-day yield, 5.91%; Dollar-weighted average maturity, 6.18 years; Duration, 3.13 years.

2I. The graphic representation here displayed consists of two charts. One chart outlines the average annual total returns for the Government Income Fund as of February 28, 1998 for the 1-year, 3-year, 5-year and since inception (12/13/92) periods. The returns are as follows: 8.94%; 8.17%; 5.67%; and 6.24%, respectively. The second chart outlines the Government Income Fund's six-month total return as of February 28, 1998. The six-month return is 4.62%.

3I. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Government Income Fund is represented by a solid line, whereas Lehman Brothers Mortgage-Backed Securities Index ("LMI") is represented by a broken dotted line and Lipper U.S. Mortgage Funds Index ("LUSMI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Government Income Fund and LMI and LUSMI from its inception on December 13, 1992 to February 28, 1998. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Government Income Fund as compared to LMI and LUSMI; the ending values are $13,715; $14,519; and $13,716, respectively.

1J. The graphic representation here displayed consists of two charts. One chart outlines the portfolio diversification of the Marshall Intermediate Tax-Free Fund ("Intermediate Tax-Free Fund") as well as its percentage of net assets as of February 28, 1998. The information is as follows: Texas, 13.5%; Illinois, 10.1%; Utah, 9.8%; Wisconsin, 8.6%; New York, 7.6%. The second chart outlines the Intermediate Tax-Free Fund's fund statistics as of February 28, 1998. The information is as follows: SEC 30-day yield, 3.79%; Dollar-weighted average maturity, 7.50 years; Duration, 6.03 years.

2J. The graphic representation here displayed consists of two charts. One chart outlines the average annual total returns for the Intermediate Tax-Free Fund as of February 28, 1998 for the 1-year, 3-year, and since inception (2/2/94) periods. The returns are as follows: 6.54%; 6.43%; and 4.91%, respectively. The second chart outlines the Intermediate Tax-Free Fund's six-month total return as of February 28, 1998. The six-month return is 4.25%.

3J. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Intermediate Tax-Free Fund is represented by a solid line, whereas Lehman Brothers 5 Year G.O. Index ("L5GO") is represented by a broken line, Lipper Intermediate Municipal Funds Index ("LIMI") is represented by a dotted line, and Lehman Brothers 7 Year G.O. ("L7GO") is represented by a broken dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Intermediate Tax-Free Fund and L5GO, LIMI and L7GO from its inception on February 2, 1994 to February 28, 1998. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Intermediate Tax-Free Fund as compared to L5GO, LIMI and L7GO; the ending values are $12,162; $12,262; $12,118; and $12,840, respectively.

K. The graphic representation here displayed consists of one chart which outlines the Marshall Money Market Fund's fund statistics as of February 28, 1998. The information is as follows: Current Yield, Class A Shares--5.40%; Class B Shares--5.10%; Effective Yield, Class A Shares--5.54%; Class B Shares, 5.23%; Dollar-Weighted Avg. Maturity, 37 days.